                                                                    EXHIBIT 10.5

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                             AFG CREDIT CORPORATION,
                                 as Transferor,

                          AMERICAN FINANCE GROUP, INC.,
                                  as Servicer,

                                       and

                             BANKERS TRUST COMPANY,
                      as Trustee and as Collateral Trustee

                            on behalf of the Holders

                             of the AFG MASTER TRUST

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             POOLING AND SERVICING AGREEMENT AND INDENTURE OF TRUST

                            Dated as of July 1, 1995


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

                                TABLE OF CONTENTS
                                                                      Page


                                    ARTICLE I

                         DEFINITIONS..................................  1

         Section 1.1     Definitions..................................  1
         Section 1.2     Other Definitional Provisions................ 25

                                   ARTICLE II

                         TRANSFER OF TRUST ASSETS..................... 26

         Section 2.1     Transfer of Trust Assets..................... 26
         Section 2.2     Acceptance by Trustee; Acknowledgment
                           by Collateral Trustee...................... 30
         Section 2.3     Representations and Warranties of
                           Transferor Relating to Transferor.......... 31
         Section 2.4     Representations and Warranties of
                         Transferor Relating to the Agreement
                           and the Included Leases.................... 33
         Section 2.5     Covenants of Transferor...................... 36
         Section 2.6     Addition of Leases........................... 40
         Section 2.7     Substitution or Reallocation of Leases....... 42
         Section 2.8     Removal of Leases............................ 44
         Section 2.9     Release of Lien on Equipment................. 45
         Section 2.10    Hedging of Included Leases After the
                           Related Addition Date...................... 46

                                   ARTICLE III

                         ADMINISTRATION AND SERVICING OF
                           INCLUDED LEASES............................ 46

         Section 3.1     Appointment and Acceptance; Duties........... 46
         Section 3.2     Collection of Payments....................... 48
         Section 3.3     Servicer Advances............................ 50
         Section 3.4     Realization Upon Defaulted Lease............. 51
         Section 3.5     Maintenance of Insurance Policies............ 51
         Section 3.6     Representations and Warranties of
                           Servicer................................... 52
         Section 3.7     Covenants of Servicer........................ 53
         Section 3.8     Servicing Compensation....................... 54
         Section 3.9     Payment of Certain Expenses by Servicer...... 55
         Section 3.10    Monthly Statement; Annual Report............. 55
         Section 3.11    Annual Statement as to Compliance............ 55
         Section 3.12    Annual Independent Public Accountant's
                           Servicing Reports.......................... 56
         Section 3.13    Tax Treatment................................ 56
         Section 3.14    Adjustments.................................. 57

                                   ARTICLE IV

                         RIGHTS OF NOTEHOLDERS AND ALLOCATION
                           AND APPLICATION OF COLLECTIONS.............  57

         Section 4.1     Rights of Holders............................  57
         Section 4.2     Establishment of Accounts....................  58
         Section 4.3     Collections and Allocations..................  61
         Section 4.4     Determination of the Amortizing Pools........  66
         Section 4.5     Interest Rate Hedges.........................  67

                         [THE REMAINDER OF ARTICLE IV IS RESERVED AND
                          SHALL BE SPECIFIED IN ANY SUPPLEMENT
                          WITH RESPECT TO ANY SERIES].................  68

                                    ARTICLE V

                         [ARTICLE V IS RESERVED AND SHALL
                          BE SPECIFIED IN ANY SUPPLEMENT
                          WITH RESPECT TO ANY SERIES].................  69

                                   ARTICLE VI

                         THE NOTES....................................  69

         Section 6.1     The Notes and the Transferor Interest........  69
         Section 6.2     Authentication of Notes and Transferor
                           Interest...................................  69
         Section 6.3     Registration of Transfer and Exchange
                           of Notes...................................  69
         Section 6.4     Mutilated, Destroyed, Lost or Stolen
                           Notes......................................  71
         Section 6.5     Persons Deemed Owners........................  71
         Section 6.6     Appointment of Paying Agent..................  72
         Section 6.7     Access to List of Holders' Names and
                           Addresses..................................  72
         Section 6.8     Authenticating Agent.........................  73
         Section 6.9     Book-Entry Notes.............................  74
         Section 6.10    Notices to Clearing Agent....................  75
         Section 6.11    Definitive Notes Initially Issued as
                           Book-Entry Notes...........................  75
         Section 6.12    Exchange of Transferor Interest..............  76
         Section 6.13    Note Transfer Restrictions...................  78
         Section 6.14    Constituent Transferor Interests.............  79

                                   ARTICLE VII

                         OTHER MATTERS RELATING TO TRANSFEROR.........  80

         Section 7.1     Liability of Transferor......................  80
         Section 7.2     Merger or Consolidation of, or
                           Assumption of the Obligations of,
                           Transferor, etc............................  80
         Section 7.3     Limitation on Liability of Transferor........  81

                                                                       Page


         Section 7.4      Liabilities.................................. 81
         Section 7.5      Decisions with Respect to the Trust.......... 82

                                  ARTICLE VIII

                          OTHER MATTERS RELATING TO THE SERVICER....... 82

         Section 8.1      Liability of the Servicer.................... 82
         Section 8.2      Merger or Consolidation of, or Assumption
                            of the Obligations of, the Servicer........ 82
         Section 8.3      Limitation on Liability of the Servicer
                            and Others................................. 83
         Section 8.4      Indemnification of the Trust, the
                            Trustee and the Collateral Trustee......... 83
         Section 8.5      The Servicer Not to Resign................... 84
         Section 8.6      Access to Certain Documentation and
                          Information Regarding the Included
                            Leases..................................... 84
         Section 8.7      Delegation of Duties......................... 85
         Section 8.8      Contents of Records.......................... 85

                                   ARTICLE IX

                          PAY OUT EVENTS............................... 85

         Section 9.1      Pay Out Events............................... 85
         Section 9.2      Additional Rights Upon the Occurrence
                            of Certain Events.......................... 87

                                   ARTICLE X

                          SERVICER DEFAULTS............................ 88

         Section 10.1     Servicer Defaults............................ 88
         Section 10.2     Trustee to Act; Appointment of
                            Successor.................................. 90
         Section 10.3     Notification to Holders...................... 92
         Section 10.4     Waiver of Past Defaults...................... 92

                                   ARTICLE XI

                          THE TRUSTEE AND THE COLLATERAL TRUSTEE....... 92

         Section 11.1     Duties of Trustee............................ 92
         Section 11.2     Certain Matters Affecting the Trustee........ 95
         Section 11.3     Trustee Not Liable for Recitals in
                            Notes...................................... 96
         Section 11.4     Trustee May Own Notes........................ 97
         Section 11.5     Servicer to Pay Trustee's Fees and
                            Expenses................................... 97
         Section 11.6     Eligibility Requirements for Trustee......... 98
         Section 11.7     Resignation or Removal of Trustee............ 98
         Section 11.8     Successor Trustee............................ 99

         Section 11.9               Merger or Consolidation of Trustee........99
         Section 11.10              Appointment of Co-Trustee or Separate
                                       Trustee................................99
         Section 11.11              Tax Returns..............................101
         Section 11.12              Trustee May Enforce Claims Without
                                       Possession of Notes...................101
         Section 11.13              Suits for Enforcement....................102
         Section 11.14              Rights of Holders to Direct Trustee......102
         Section 11.15              Representations and Warranties of
                                       Trustee...............................102
         Section 11.16              Maintenance of Office or Agency..........103
         Section 11.17              Release of Collateral Trustee's Lien.....103
         Section 11.18              Requests for Agreement...................103
         Section 11.19              Duties of Collateral Trustee.............103
         Section 11.20              Certain Matters Affecting the
                                       Collateral Trustee....................105
         Section 11.21              Collateral Trustee Not Liable for
                                       Recitals in Notes.....................106
         Section 11.22              Collateral Trustee May Own Notes.........107
         Section 11.23              Servicer to Pay Collateral Trustee's
                                       Fees and Expenses.....................107
         Section 11.24              Eligibility Requirements for Collateral
                                       Trustee...............................108
         Section 11.25              Resignation or Removal of Collateral
                                       Trustee...............................108
         Section 11.26              Successor Collateral Trustee.............109
         Section 11.27              Merger or Consolidation of Collateral
                                       Trustee...............................109
         Section 11.28              Appointment of Co-Collateral Trustee or
                                       Separate Collateral Trustee...........110
         Section 11.29              Collateral Trustee May Enforce Claims
                                       Without Possession of Notes...........111
         Section 11.30              Suits for Enforcement....................111
         Section 11.31              Rights of Holders to Direct Collateral
                                       Trustee...............................112
         Section 11.32              Representations and Warranties of
                                       Collateral Trustee....................112
         Section 11.33              Limitation of Liability..................112

                                   ARTICLE XII

                                    TERMINATION..............................113

         Section 12.1               Termination of Trust.....................113
         Section 12.2               Optional Purchase and Final Trust
                                       Termination Date of Notes.............114
         Section 12.3               Final Distributions......................115
         Section 12.4               Termination Rights of the Holder of
                                       the Transferor Interest...............116

                                  ARTICLE XIII

                                    MISCELLANEOUS PROVISIONS.................116

         Section 13.1               Amendment................................116
         Section 13.2               Protection of Right, Title and Interest
                                       to Trust..............................118
         Section 13.3               Limitation on Rights of Holders..........119
         SECTION 13.4               GOVERNING LAW............................120
         Section 13.5               Notices..................................120
         Section 13.6               Severability of Provisions...............121
         Section 13.7               Rule 144A Information....................121
         Section 13.8               Notes Nonassessable and Fully Paid.......121
         Section 13.9               Further Assurances.......................121
         Section 13.10              No Waiver: Cumulative Remedies...........121
         Section 13.11              Counterparts.............................121
         Section 13.12              Third-Party Beneficiaries................122
         Section 13.13              Actions by Holders.......................122
         Section 13.14              Merger and Integration...................122
         Section 13.15              No Bankruptcy Petition...................123
         Section 13.16              Headings.................................123

                                    EXHIBITS

Exhibit A:                 Form of Custodian Agreement
Exhibit B:                 Form of Transfer Agreement of Additional Leases
Exhibit C:                 Form of Opinion of Counsel with Respect to
                           Additional Leases
Exhibit D:                 Form of Retransfer Agreement
Exhibit E:                 Form of Lockbox Agreement
Exhibit F:                 Form of Monthly Servicer's Certificate
Exhibit G:                 Form of Annual Independent Auditors' Report
Exhibit H:                 Form of Monthly Payment Instructions and
                           Notification
Exhibit I:                 Form of Opinion with Respect to Amendments
Exhibit J:                 Form of Annual Opinion of Counsel


                                    SCHEDULES

Schedule 1                 List of Leases
Schedule 2                 List of Lockboxes
Schedule 3                 Portfolio Parameters
Schedule 4                 Identification of Accounts

                  POOLING AND SERVICING AGREEMENT AND INDENTURE OF TRUST, dated as of July 1, 1995, among AFG CREDIT CORPORATION, a Delaware corporation, as Transferor, AMERICAN FINANCE GROUP, INC., a Delaware corporation ("AFG"), as Servicer, and BANKERS TRUST COMPANY, a banking corporation organized and existing under the laws of the State of New York, as Trustee (in such capacity, the "Trustee") and as Collateral Trustee (in such capacity, the "Collateral Trustee").

                  In consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other parties and for the benefit of the Noteholders and the Holder of the Transferor Interest:


                                    ARTICLE I

                                   DEFINITIONS

                  Section 1.1 Definitions. Whenever used in this Agreement, the following words and phrases shall have the following meanings:

                  "Accelerated Funding Requirement" shall mean, with respect to any Series, the obligation to prepay the Principal Amount of such Series to the extent specified in the related Supplement.

                  "Accelerated Payment Event" shall have for any Series the meaning, if any, specified in the related Supplement.

                  "Accrual Period" shall mean the period from and including a Distribution Date (or in the case of the initial Accrual Period, the Initial Closing Date) to but excluding the succeeding Distribution Date.

                  "Accumulating   Series"   shall   mean,   as  of  a  date   of
         determination, each Series that is then in its Accumulation Period.

                  "Accumulation Period" shall mean, with respect to any Series, the period, if any, specified as such in the related Supplement.

                  "Addition Date" shall mean, with respect to any Additional Leases, the date on which such Additional Leases are transferred to the Trust pursuant to Section 2.6.

                  "Additional Cut Off Date" shall mean each date as of which an Additional Lease is to be transferred to the Trust, as specified in the related Assignment.

                  "Additional Leases" shall mean the Leases transferred to the Trust after the Initial Closing Date.

                  "Additional Selection Criteria" shall have for any Series the meaning, if any, specified in the related Supplement.

                  "Adjusted Principal Amount" shall mean on any date of determination, with respect to any Series, the excess, if any, of the Principal Amount for such Series over the amount on deposit in the related Distribution Account for application to reduce the Note Principal Amount thereof, in each case on such date of determination.

                  "Advance Payment" means, with respect to any Lease and any Monthly Period, any Scheduled Payment (or portion thereof) which is due in a subsequent Monthly Period which the Servicer has received, and expressly permitted the related Lessee to make, in advance of its scheduled due date and which will be applied to such Scheduled Payment on such due date.

                  "Affiliate" of any specified Person, shall mean any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Aggregate Adjusted Principal Amount" shall mean, as of any date of determination, the sum of the Adjusted Principal Amounts of all Series issued and outstanding on such date of determination.

                  "Aggregate Net Pool Balance" means, on any date of determination, the product of (i) the excess of (A) the Aggregate Pool Balance over (B) the sum of the Excess Concentration Amounts, in each case as of such date of determination, and (ii) prior to the Crossover Date, 80% and thereafter, 100%.

                  "Aggregate Pool Balance" means, on any date of determination, the sum of the Discounted Lease Balances of all Included Leases on such date. For purposes of calculating such sum on any date other than the last day of a Monthly Period, the Discounted Lease Balance of any Included Lease shall be as of the last day of the preceding Monthly Period or, with respect to any Lease transferred to the Trust after such last day, the Discounted Lease Balance on the Cut Off Date for such Lease.

                  "Aggregate Principal Amount" shall mean, as of any date of determination, the sum of the Principal Amounts of all Series issued and outstanding on such date of determination.

                  "Aggregate Principal Percentage" shall mean, as of any date of determination, the percentage equivalent of a fraction the numerator of which is the Aggregate Adjusted Principal Amount and the denominator of which is the Aggregate Net Pool Balance in each case on such date of determination; provided, however, that the Aggregate Principal Percentage shall not exceed 100%.

                  "Agreement" shall mean this Pooling and Servicing Agreement and Indenture of Trust and all amendments hereof and supplements hereto, including any Supplement.

                  "Amortization Commencement Date" shall mean, with respect to any Series, the first day to occur after the last day of the Revolving Period for such Series.

                  "Amortization Period" shall mean, with respect to any Series, the period, if any, specified as such in the related Supplement.

                  "Amortizing Pool" shall mean with respect to each Series that is then in its Amortization Period or Accumulation Period, the Included Leases (or portions thereof) that have been allocated to such Series pursuant to Section 4.4 for the purposes of making the calculations referred to therein.

                  "Amortizing Series" shall mean each Series in its Amortization Period as of a date of determination.

                  "Applicable Discount Rate" shall mean (i) with respect to each Included Lease that is a Hedged Lease, the sum of (w) the effective per annum interest rate implicit in the Interest Rate Hedge applicable thereto, (x) the Servicing Fee Percentage, (y) the Weighted Average Applicable Margin, and (z) the Weighted Average Applicable Additional Fees, and (ii) with respect to each Included Lease that is not a Hedged Lease, a rate per annum equal to the sum of (w) the yield (determined by the Servicer on the third Business Day prior to the Closing Date or Addition Date for such Lease, as the case may be) for actively traded U.S. Treasury securities having a constant maturity equal to the then-remaining weighted average life to maturity of such Lease (or, if there is no such security, such yield shall be obtained by interpolation of such securities having a constant maturity closest to such average life), (x) 1.60%, (y) the Servicing Fee Percentage and (z) the Weighted Average Applicable Additional Fees.

                  "Applicable Margin" shall mean, with respect to each Series, or each Class within a Series, that bears interest at a floating rate, the margin over such rate specified for such Series or Class in the related Supplement.

                  "Applicants" shall have the meaning specified in
         Section 6.7.

                  "Asset Base" shall mean as of any date of determination the sum of (i) the amount on deposit in the Excess Funding Account on such day and (ii) the Aggregate Net Pool Balance on such day.

                  "Asset Purchase Agreement" shall mean the Asset Purchase Agreement, dated as of July 1, 1995, between the Transferor and AFG, as amended from time to time.

                  "Authorized Newspaper" shall mean The New York Times or the Wall Street Journal.

                  "Available Amount" shall mean, in respect of any Distribution Date, the sum of (i) all amounts on deposit in the Collection Account on the immediately preceding Determination Date other than amounts representing Advance Payments due in a Monthly Period commencing after the last day of the preceding Monthly Period or that were received by the Servicer after the last day of the preceding Monthly Period, (ii) any investment earnings credited to the Collection Account, the Excess Funding Account or the Tax Escrow Account during the preceding Monthly Period pursuant to the terms of this Agreement or any Supplement, (iii) any amount to be received from a Hedging Counterparty on or prior to the Transfer Date preceding such Distribution Date in respect of the Accrual Period ending on such Distribution Date, and (iv) any other amounts received in respect of an Enhancement.

                  "Available Excess Funding Amount" shall mean as of any date of determination the lesser of (i) the amount on deposit in the Excess Funding Account on such day and (ii) an amount that would not, after giving effect to the application thereof, cause the Asset Base to be less than the Aggregate Adjusted Principal Amount.

                  "Book-Entry Notes" shall mean entries evidencing a beneficial interest in any Notes, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 6.9, provided, that after the occurrence of a condition whereupon book-entry registration and transfer are no longer permitted and Definitive Notes are to be issued to the Note Owners, such Notes shall no longer be "Book-Entry Notes".

                  "Business Day" shall mean each day which is neither a Saturday, a Sunday nor any other day on which banking institutions in Boston, Massachusetts, New York, New York, San Francisco, California (or, with respect to any Series, any additional city specified in the related Supplement) are authorized or obligated by law or required by executive order to be closed.

                  "Casualty Loss" means, with respect to any item of Equipment, the loss, theft, damage beyond repair or governmental condemnation or seizure of such item of Equipment.

                  "Casualty Payment" means any payment pursuant to the terms of a Lease in connection with a Casualty Loss.

                  "Class" shall mean, with respect to any Series, any one or more of the classes of Notes of such Series as specified in the related Supplement.

                  "Clearing Agency" shall mean an organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended.

                  "Clearing Agency Participant" shall mean a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

                  "Closing Date" shall mean, with respect to any Series, the date specified as such in the related Supplement.

                  "Collateral Trustee" shall mean the institution executing this Agreement as Collateral Trustee, or its successor in interest, or any successor collateral trustee appointed as herein provided.

                  "Collection Account" shall have the meaning specified in subsection 4.2(a).

                  "Collections" means all payments received on or with respect to the Included Leases or the related Equipment, including, without limitation, Scheduled Payments, Advance Payments, Liquidation Proceeds, amounts received in respect of Warranty Purchase Prices, Insurance Proceeds, Early Termination Lease Proceeds and Expired Lease Proceeds, all as related to amounts attributable to the Equipment and the Included Leases, but excluding any Excluded Amounts.

                  "Corporate Trust Office" shall mean the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Agreement is located at Four Albany Street, New York, New York 10006.

                  "Credit Guidelines" shall mean the Transferor's and AFG's Standard Credit Underwriting Guidelines as in effect from time to time.

                  "Crossover Date" shall mean the first Distribution Date to occur after the Initial Closing Date on which the Aggregate Net Pool Balance equals or exceeds $30,000,000.

                  "Custodian" shall mean initially the party that is designated as the custodian under the Custodian Agreement and its permitted successors and assigns, and thereafter any Person appointed as successor Custodian as therein provided.

                  "Custodian Agreement" shall have the meaning specified in Section 2.2(b).

                  "Cut Off Date" shall mean with respect to each Original Lease, the date established as such by the Servicer, and with respect to each Additional Lease, the related Additional Cut Off Date.

                  "Date of Processing" shall mean, with respect to any transaction, the date on which such transaction is first recorded on the Servicer's computer master file of Leases (without regard to the effective date of such recordation).

                  "Debtor Relief Laws" shall mean the Bankruptcy Code of the United States of America and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, or similar debtor relief laws from time to time in effect affecting the rights of creditors generally.

                  "Default Amount" shall mean, for any Monthly Period, an amount (which shall not be less than zero) equal to the Discounted Lease Balance for each Included Lease that became a Defaulted Lease during such Monthly Period.

                  "Defaulted Lease" means an Included Lease as to which (i) the Servicer has determined in its sole discretion, in accordance with its customary servicing procedures, that such Lease is not collectible, or
         (ii) all or part of a Scheduled Payment thereunder is more than 90 days delinquent.

                  "Definitive Notes" shall have the meaning specified in
         Section 6.9.

                  "Delinquent Lease" shall mean, on any date of determination, each Included Lease with respect to which any

         Scheduled Payment or portion thereof is more than 60 days delinquent as of such date of determination.

                  "Depository Agreement" shall mean, with respect to any Series, the agreement (if any) among the Transferor, the Trustee and the initial Clearing Agency (if any) with respect to such Series.

                  "Determination Date" shall mean with respect to any Monthly Period, the tenth day of the succeeding calendar month or, if such tenth day is not a Business Day, the next succeeding Business Day.

                  "Discounted Lease and Residual Balance" means, with respect to any Included Lease, at any time of determination, the sum of (i) the Discounted Lease Balance plus (ii) the Equipment Residual Value for the related Equipment.

                  "Discounted Lease Balance" means, with respect to any Included Lease, at any time of determination, the sum of (i) the present value of all of the remaining Scheduled Payments becoming due under such Lease after such date of determination (not to exceed the Stipulated Loss Value thereunder), discounted monthly at the Applicable Discount Rate in the manner described below and (ii) the aggregate amount of all Scheduled Payments (due after the applicable Cut Off Date) then due and payable under such Lease which have not been received by the Servicer; provided, however, that for purposes of computing the Aggregate Pool Balance, the Discounted Lease Balance of any Defaulted Lease, Ineligible Lease, Early Termination Lease or Expired Lease or Removed Lease shall be equal to zero.

                  In connection with all calculations required to be made pursuant to this Agreement with respect to the determination of Discounted Lease Balances, for any date of determination the "Discounted Lease Balance" for each Lease shall be calculated assuming:

                               (i) all payments due in any Monthly Period are due on the last day of such Monthly Period;

                              (ii) payments are discounted on a monthly basis using a 30 day month and a 360 day year;

                             (iii) payments are discounted to the last day of the Monthly Period in which the date of determination falls; and

                              (iv)  all security deposits are applied to
                  reduce Scheduled Payments in inverse order of the due date thereof.

                  "Distribution Account" shall have the meaning specified in any applicable Supplement.

                  "Distribution Date" shall mean the fifteenth day of each month or, if such fifteenth day is not a Business Day, the next succeeding Business Day.

                  "Early Termination Lease" means any Lease that has terminated prior to its scheduled expiration date (including because of a Casualty
         Loss), other than a Defaulted Lease.

                  "Early Termination Lease Proceeds" means any and all cash proceeds or rents realized from the sale or re-lease of Equipment under an Early Termination Lease (net of Liquidation Expenses).

                  "Eligible Deposit Account" shall mean either (a) a segregated account with a Qualified Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States or any one of the states thereof, including the District of Columbia (or any domestic branch of a foreign bank), and acting as a trustee for funds deposited in such account, so long as any of the securities of such depository institution shall have a credit rating from each Rating Agency in one of its short-term credit rating categories which signifies investment grade.

                  "Eligible Equipment" shall mean any item of Equipment other than commercial jet aircraft designed to carry more than 50 passengers or self-powered ocean-going vessels.

                  "Eligible Lease" shall mean at any date of determination, each Lease:

                           (a)  which is payable in United States dollars;

                           (b) the Lessee in respect of which is an Eligible Lessee and with respect to which the related Equipment is Eligible Equipment;

                           (c) which is not a Defaulted Lease as of the related Cut Off Date, and with respect to which, as of such date no Scheduled Payment was more than 60 days past due;

                           (d)  which was originated or acquired by the
                  Transferor in accordance with the Credit Guidelines;

                           (e)  which was created in compliance, in all
                  material respects, with all Requirements of Law and which complies, in all material respects, with all Requirements of Law;

                          (f) with  respect  to which  all  material  consents,
                  licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority required to be obtained, effected or given by the Originator thereof or the Transferor in connection with the creation of such Lease or the execution, delivery and performance by such Originator or the Transferor of its obligations under the Lease, have been duly obtained, effected or given and are in full force and effect;

                           (g) as to  which  and as to  the  related  Equipment,
                  immediately prior to the transfer of same to the Trust by the Transferor, the Transferor had good title thereto free and clear of all Liens arising under or through the Originator thereof, the Transferor or their respective Affiliates (other than Permitted Liens and except for the interest of the Lessee in the related Equipment pursuant to such Lease) and as to which immediately after the transfer of same to the Trust by the Transferor, the Trust will have good title thereto free and clear of all Liens arising under or through the Originator thereof, the Transferor or their respective Affiliates (other than Permitted Liens and except for the interest of the Lessee in the related Equipment pursuant to such Lease);

                           (h) which is the  legal,  valid and  binding  payment
                  obligation of the Lessee with respect thereto, enforceable against such Lessee in accordance with its terms, except as such enforceability may be limited by applicable Debtor Relief Laws, and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity);

                           (i) which   constitutes  an  "account,"  a  "general
                  intangible" or "chattel paper" under and as defined in Article 9 of the UCC as then in effect in the State of California;

                           (j) no provision of which, at the time of transfer to
                  the Trust, has been waived, altered or otherwise modified except by an instrument or document contained in the related Lease File;

                           (k) which  obligates  the  Lessee  to  maintain  the
                  related Equipment in good working order, to bear all costs of operating such Equipment (including taxes and insurance) and unconditionally, and without set-off or deduction, to make all payments thereunder, free and clear of any taxes, including without limitation withholding taxes, and, without limiting the foregoing, contains provisions requiring the Lessee to assume all risk of loss or malfunction of the related Equipment;

                           (l) which  provides to the lessor the option,  upon a
                  Casualty Loss, to do one or more of the following: (i) at the Lessee's expense to repair the Equipment, (ii) to replace the Equipment with similar Equipment of equal or greater value or
                  (iii) to require that the Lessee pay to the lessor the Stipulated Loss Value;

                           (m) which  obligates  the  Lessee  to make  Scheduled
                  Payments thereunder no less frequently than once every six months and provides that the lessor may accelerate all remaining Scheduled Payments upon default (and the expiration of any applicable grace period) by the Lessee thereunder;

                           (n) which,  as of the  related  Cut Off Date,  had a
                  lease term of not less than 6 months and of not more than 72 months;

                           (o) which,  as of the  applicable  Cut Off  Date and
                  after giving effect to its transfer to the Trust, did not cause any of the Portfolio Parameters to be untrue;

                           (p) which  are not and  will not be  subject  to any
                  claim of rescission, set-off, counterclaim or any other defense of the Lessee, other than defenses arising out of applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights in general; and

                           (q) as to  which,  at the  time  of  transfer  to the
                  Trust, the related vendor has been paid in full, and each of the Transferor and the Originator has satisfied all its obligations required to be satisfied by such time.

                  "Eligible Lessee" shall mean at any date of determination, a Lessee (i) that has provided a billing address for the related Lease in the United States of America, (ii) that is organized under the laws of the United States of America or any State thereof, or that is organized under the laws of Canada or any province thereof, or (iii) with respect to which the Rating Agency Condition has been satisfied. For purposes of this definition, any Lessee the obligations of which under the related Lease are fully and unconditionally guaranteed by an entity that would be an Eligible Lessee under the preceding sentence, shall be deemed to be an Eligible Lessee.

                  "Enhancement" shall mean, with respect to any Series, the cash collateral account, letter of credit, guaranteed rate agreement, maturity guaranty facility, tax protection agreement, interest rate swap or any other contract, arrangement or agreement for the benefit of the Noteholders of such Series (or Noteholders of a Class within such Series), as designated in the applicable Supplement.

                  "Enhancement Provider" shall mean, with respect to any Series, the Person, if any, designated as such in the related Supplement.

                  "Equipment" means the assets (including office or other equipment) leased to a Lessee pursuant to a Lease and/or, unless the context otherwise requires, a security interest in such assets.

                  "Equipment Excess Concentration Amount" shall have the meaning specified in Schedule 3.

                  "Equipment Residual Value" means the anticipated residual value of the Equipment related to a Lease upon the expiration of such Lease in accordance with its terms (as such residual value is estimated by the Servicer on or about the date on which such Lease was created in accordance with its normal valuation procedures), but not in excess of any purchase option price with respect thereto set forth in such Lease.

                  "Excess Concentration Amount" shall mean as of any date of determination, the sum of the Individual Lessee Excess Concentration Amount, the Industry Excess Concentration Amount, the Semi-Annual Lease Excess Concentration Amount and the Equipment Excess Concentration Amount, in each case as of such date of determination.

                  "Excess Funding Account" shall have the meaning specified in subsection 4.2(b).

                  "Exchange" shall have the meaning specified in subsection 6.12(b).

                  "Exchange Date" shall have the meaning specified in subsection 6.12(b).

                  "Exchange Notice" shall have the meaning specified in subsection 6.12(b).

                  "Excluded Amounts" means any Tax Collections and any payments received from a Lessee in connection with any insurance premiums or fees, any indemnity payments made by a Lessee for the benefit of the lessor under the related Lease or any payments collected from a Lessee relating to servicing and/or maintenance payments pursuant to the related Lease or maintenance agreement, as applicable.

                  "Expired Lease" means any Lease that has terminated on its scheduled expiration date.

                  "Expired Lease Proceeds" means any and all cash proceeds or rents realized from the sale or re-lease of Equipment under an Expired Lease (net of Liquidation Expenses).

                  "FDIC" shall mean the Federal Deposit Insurance
         Corporation, or any successor thereto.

                  "Filing Locations" means the States of California and Massachusetts.

                  "Final Trust Termination Date" shall mean December 31,
         2015.

                  "Floating Pool" shall mean on any date of determination, all Included Leases (or portions thereof) on such date other than Included Leases (or portions thereof) allocated to an Amortizing Pool as of such date.

                  "Governmental Authority" shall mean the United States of America, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "Hedge Termination Payment" shall mean with respect to any Hedged Lease that becomes an Early Termination Lease and for which a Substitute Lease is not provided, the amount, if any, owing to the related Hedge Counterparty in respect of the corresponding early termination of the related Interest Rate Hedge.

                  "Hedged Lease" shall mean on any date of determination each Included Lease that is the subject of an Interest Rate Hedge on such date of determination.

                  "Hedging Counterparty" shall mean initially, First Union National Bank of North Carolina in its capacity as obligor under the Interest Rate Hedge, and any other Person that provides an Interest Rate Hedge as provided in Section 4.5(a) or if any Replacement Interest Rate Hedge or Qualified Substitute Arrangement is obtained pursuant to
         Section 4.5(b), any obligor with respect to such Replacement Interest Rate Hedge or Qualified Substitute Arrangement.

                  "Highest Required Investment Category" shall mean (i) with respect to ratings assigned by Standard & Poor's, A-1+ for short-term instruments and AAA for long-term instruments and (ii) with respect to ratings assigned by Moody's, A-2 or P-1 for one month instruments, A-1 or P-1 for three month instruments, AA3 or P-1 for six month instruments and AAA or P-1 for instruments with a term in excess of six months.

                  "Holder" shall mean the Person in whose name a Note or the Transferor Interest is registered in the Register.

                  "Included Lease" shall mean each Original Lease and each Additional Lease, but shall exclude any Removed Lease after the Removal Date with respect thereto.

                  "Indebtedness" shall mean, with respect to any Person at any date, (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current liabilities incurred in the ordinary course of business and payable in accordance with customary trade practices) or which is evidenced by a note, bond, debenture or similar instrument, (b) all obligations of such Person under capital leases, (c) all obligations of such Person in respect of acceptances issued or created for the account of such Person and (d) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof.

                  "Individual Lessee Excess Concentration Amount" shall have the meaning specified in Schedule 3.

                  "Industry Excess Concentration Amount" shall have the meaning specified in Schedule 3.

                  "Ineligible Lease" shall have the meaning specified in subsection 2.4(d).

                  "Initial Closing Date" shall mean the date on which the initial Series is issued.

                  "Initial Principal Amount" with respect to any Series, shall have the meaning specified in the related Supplement.

                  "Insolvency  Event" means, with respect to a specified Person,
         (a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

                  "Insurance Policy" means, with respect to any Lease, an insurance policy covering physical damage to or loss of the related Equipment.

                  "Insurance Proceeds" means, depending on the context, any amounts payable or any payments made, to the Servicer under any Insurance Policy.

                  "Interest Rate Hedge" shall mean the master agreement between the Trustee on behalf of the Trust and the initial Hedging Counterparty, and any other similar agreement executed by the Trust and delivered pursuant to Section 4.5(a), in each case as supplemented from time to time by the Trustee on behalf of the Trust and the relevant Hedging Counterparty, or any Replacement Interest Rate Hedge or Qualified Substitute Arrangement.

                  "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                  "Lease" shall mean each agreement, including, as applicable, schedules, subschedules, supplements and amendments to a master lease, pursuant to which the Originator, as lessor, leases specified assets to a Lessee at a specified monthly or quarterly rental.

                  "Lease Files" shall mean, with respect to each Included Lease, the fully executed original counterpart (for UCC purposes) of the Lease, the original certificate of title or other title document with respect to the related Equipment (if applicable), and otherwise such documents, if any, that the Servicer keeps on file in accordance with its customary procedures, evidencing ownership of such Equipment.

                  "Lessee" means, with respect to any Lease, the Person or Persons obligated to make payments with respect to such Lease, including any guarantor thereof.

                  "Lien"  shall  mean  any  mortgage,  deed  of  trust,  pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), equity interest, participation interest, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing; provided, however, that any assignment pursuant to Section 7.2 shall not be deemed to constitute a Lien.

                  "Liquidation Expenses" means, with respect to any Lease, the aggregate amount of all out-of-pocket expenses reasonably incurred by the Servicer (including amounts paid to any subservicer) and any reasonably allocated costs of internal counsel, in each case in accordance with the Servicer's customary procedures in connection with the repossession, refurbishing and disposition of any related Equipment upon or after the expiration or earlier termination of such Lease and other out-of-pocket costs related to the liquidation of any such Equipment, including the attempted collection of any amount owing pursuant to such Lease if it is a Defaulted Lease.

                  "Liquidation Proceeds" means, with respect to a Defaulted Lease, proceeds from the sale or re-lease of the Equipment, proceeds of the related Insurance Policy and any other recoveries with respect to such Defaulted Lease and the related Equipment, net of Liquidation Expenses and amounts, if any, so received that are required to be refunded to the Lessee on such Lease.

                  "Lockbox" shall mean the post office boxes listed on Schedule 2 to which the Lessees are instructed to remit payments on the Included Leases and/or such other post office boxes as may be established pursuant to subsection 3.2(f).

                  "Lockbox Account" shall mean the intervening account used by a Lockbox Processor for deposit of funds received in a Lockbox prior to their transfer to the Collection Account.

                  "Lockbox Agreement" shall have the meaning specified in
         Section 3.2(f).

                  "Lockbox Processor" shall mean the depositary institution or processing company (which may be the Trustee) which processes payments on the Leases sent by the Lessees thereon forwarded to a Lockbox.

                  "Monthly Period" shall mean a calendar month.

                  "Monthly Servicing Fee" shall have the meaning specified in Section 3.8.

                  "Monthly Statement" shall have the meaning specified in
         Section 3.10.

                  "Moody's" shall mean Moody's Investors Service, Inc., or any successor thereto.

                  "Note" shall mean any one of the notes of any Series executed by the Trust and authenticated by the Trustee substantially in the form (or forms, in the case of a Series with multiple Classes) of the notes attached to the related Supplement.

                  "Note Interest" shall mean interest payable in respect of the Notes of any Series pursuant to Article IV as set forth in the Supplement related to such Series.

                  "Note Owner" shall mean, with respect to a Book-Entry Note, the Person who is the owner of such Book-Entry Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

                  "Note Principal" shall mean principal payable in respect of the Notes of any Series pursuant to Article IV as set forth in the Supplement related to such Series.

                  "Note Rate" shall mean, with respect to any Series of Notes (or, for any Series with more than one Class, for each Class of such Series), the rate (or formula on the basis of which such rate shall be determined) per annum stated for such Series in the related Supplement, which rate shall be calculated in each case on the basis set forth in the related Supplement.

                  "Noteholder" shall mean the Person in whose name a Note is registered in the Register.

                  "Notice Date" shall have the meaning specified in
         Section 2.6(b).

                  "Officer's Certificate" shall mean a certificate signed by any officer of Transferor or the Servicer and delivered to the Trustee.

                  "Opinion of Counsel" shall mean a written opinion of counsel, who may be counsel (including internal counsel) for the Transferor or the Servicer, which counsel shall be reasonably acceptable to the Trustee.

                  "Optional Repurchase Percentage" shall have, with respect to any Series, the meaning specified in the related Supplement.

                  "Original Lease" shall mean each Lease identified by account number and Lease Balance in a computer file or list delivered to the Trustee by the Transferor on or prior to the Initial Closing Date pursuant to Section 2.1.

                  "Originator" shall mean, with respect to each Lease, the party that is the original lessor thereunder.

                  "Paying Agent" shall mean any paying agent appointed pursuant to Section 6.6 and shall initially be the Trustee.

                  "Pay Out Commencement Date" shall mean, with respect to each Series, (a) the date on which a Trust Pay Out Event is deemed to occur pursuant to Section 9.1, or (b) the date on which a Series Pay Out Event is deemed to occur pursuant to the Supplement for such Series.

                  "Pay Out Event" shall mean either a Trust Pay Out Event or a Series Pay Out Event.

                  "Pay Out Event Series Share" shall mean, with respect to any allocation or payment following the occurrence of a Pay Out Event and any particular Series, the lesser of (i) the percentage equivalent of a fraction, the numerator of which is the Adjusted Principal Amount of such Series as of the first day of the Pay Out Event and the denominator of which is the Aggregate Adjusted Principal Amount, as of such first day and (ii) the remaining unpaid Adjusted Principal Amount of such Series.

                  "Permitted Investments" shall mean negotiable instruments or securities or other investments (a) which, except in the case of demand or time deposits, investments in money market funds and Repurchase Obligations, are represented by instruments in bearer or registered form or ownership of which is represented by book entries by a Clearing Agency or by a Federal Reserve Bank in favor of depository institutions eligible to have an account with such Federal Reserve Bank who hold such investments on behalf of their customers and (b) which evidence:

                               (i)  direct obligations of, and obligations
                  fully guaranteed as to full and timely payment by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America);

                              (ii)  demand    deposits,    time   deposits   or
                  certificates of deposit of depository institutions or trust companies incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking or depository institution authorities; provided, however, that at the time of the Trust's investment or contractual commitment to invest therein, the commercial paper, if any, and short-term unsecured debt obligations (other than such obligation whose rating is based on the credit of a Person other than such institution or trust company) of such depository institution or trust company shall have a credit rating from the Rating Agency in the Highest Required Investment Category granted by such Rating Agency;

                             (iii) commercial  paper having,  at the time of the
                  Trust's investment or contractual commitment to invest therein, a rating in the Highest Required Investment Category granted by the Rating Agency;

                             (iv) bankers' acceptances issued by any depository institution or trust company referred to in (ii) above;

                             (v) investments in money market funds having, at the time of the Trust's investment or contractual commitment to invest therein, a rating of the Highest Required Investment Category from the Rating Agency;

                             (vi) time deposits (having maturities of not more than 90 days) or notes which are payable on demand by an entity the commercial paper of which has, at the time of the Trust's investment or contractual commitment to invest therein, a rating of the Highest Required Investment Category granted by the Rating Agency; and

                             (vii) Repurchase Obligations.

                  "Permitted Liens" shall mean (a) with respect to Included Leases:

                  (i) Liens for state, municipal or other local taxes if such taxes shall not at the time be due and payable or if the Transferor shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto, and
                  (ii) Liens in favor of the Trustee created pursuant to this Agreement;

         and (b) with respect to the related Equipment:

                  (i) Liens for state, municipal or other local taxes if such taxes shall not at the time be due and payable or if the Transferor shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto,
                  (ii) Liens in favor of the Trustee created pursuant to this Agreement, and (iii) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like non-consensual Liens arising in the ordinary course of business.

                  "Permitted Transaction" shall mean any transaction or series of related transactions pursuant to which the Transferor finances an interest in the Trust Assets or the Transferor Interest pursuant to the transfer of a Note or the Transferor Interest or otherwise and (i) as to which the Rating Agency Condition is satisfied and (ii) which in the reasonable judgment of the Transferor as evidenced by an Officer's Certificate, could not reasonably be expected to have a material adverse effect on the interests of any of the Noteholders.

                  "Person" shall mean any legal person, including any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, governmental entity or other entity of similar nature.

                  "Pool Sale" shall have the meaning specified in Section
         12.2(b).

                  "Portfolio Parameters" shall mean the criteria specified in Schedule 3.

                  "Principal Amount" shall have, with respect to any Series, the meaning specified in the related Supplement.

                  "Principal Exchange" shall have the meaning specified in subsection 6.12(b).

                  "Principal Percentage" shall have, for any Series, the meaning specified in the related Supplement.

                  "Principal Terms" shall have the meaning, with respect to any Series issued pursuant to an Exchange, specified in subsection 6.12(c).

                  "Publication Date" shall have the meaning specified in
         Section 9.2(a).

                  "Qualified Institution" shall have the meaning specified in Section 4.2(a).

                  "Qualified Substitute Arrangement" shall have the meaning specified in Section 4.5(b).

                  "Rating Agency" shall mean, with respect to each Series, the rating agency or agencies, if any, designated as a "Rating Agency" in the related Supplement.

                  "Rating Agency Condition" shall mean, with respect to
         any action or series of related actions or proposed
         transaction or series of related proposed transactions, that each Rating Agency shall have notified the Transferor and the Trustee in writing that such action or series of related actions or the consummation of such proposed transaction or series of related transactions will not result in a reduction or withdrawal of the rating of any outstanding Series or Class with respect to which it is a Rating Agency.

                  "Record Date" shall mean with respect to any Series, any date specified as such in the applicable Supplement.

                  "Register" shall have the meaning specified in Section
         6.3.

                  "Removal Date" shall have the meaning specified in
         Section 2.8(a).

                  "Removal Notice Date" shall have the meaning specified in Section 2.8(a).

                  "Removed Leases" shall have the meaning specified in
         Section 2.8.

                  "Replacement Interest Rate Hedge" shall mean any interest rate swap or cap having substantially the same terms and conditions as the Interest Rate Hedge and otherwise satisfying the conditions set forth in Section 4.5.

                  "Replacement Series" shall mean a Series which is designated as such by the Transferor.

                  "Repurchase Obligations" shall mean repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof, the obligations of which are backed by the full faith and credit of the United States of America (collectively, "Eligible Collateral"), in either case entered into with a depository institution or trust company (acting as principal) described in clause
         (b)(ii) of the definition of Permitted Investments.

                  "Required Holders" shall have, for any Series, the meaning specified in the related Supplement.

                  "Requirements of Law" for any Person shall mean the certificate of incorporation or articles of association and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or order or determination of an arbitrator or Governmental Authority, in each case applicable to or binding upon such Person or to which such Person is subject, whether Federal, state or local (including, without limitation, usury laws, the Federal Truth in Lending Act and Regulation Z and Regulation B of the Board of Governors of the Federal Reserve System).

                  "Reserve Funding Requirement" shall mean, with respect to any Series, the obligation to fund a reserve account to the extent specified in the related Supplement.

                  "Response" shall have the meaning specified in subsection 9.2(a).

                  "Responsible Officer" shall mean any Vice President, any Assistant Vice President, any Assistant Secretary, any Assistant Treasurer or any other officer of the Trustee with direct responsibility for the administration of this Agreement and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject. The term "Responsible Officer", when used herein with respect to any Person other than the Trustee, means an officer or employee of such Person corresponding to any officer or employee described in the preceding sentence.

                  "Retransfer Agreement" shall have the meaning specified in subsection 2.8(b)(ii).

                  "Retransfer Date" shall have the meaning specified in subsection 2.4(e).

                  "Revolving Period" shall have, with respect to any Series, the meaning specified in the related Supplement.

                  "Scheduled Interest Payment" means, with respect to any Included Lease in any Monthly Period, the excess of the Scheduled Payment over the Scheduled Principal Payment for such Monthly Period.

                  "Scheduled Payment" means, with respect to any Included Lease, the monthly or quarterly or semi-annual rent payment to be made by the related Lessee under the terms of such Lease after the related Cut Off Date or Additional Cut Off Date (it being understood that Scheduled Payments do not include any Excluded Amounts).

                  "Scheduled Principal Payment" means, with respect to any Included Lease in any Monthly Period, the excess of the Discounted Lease Balance on the first day of such Monthly Period over the Discounted Lease Balance thereof on the first day of the succeeding Monthly Period.

                  "Scheduled Termination Date" means, for each Series, its Scheduled Termination Date as set forth in the related Supplement.

                  "Semi-Annual Lease Excess Concentration Amount" shall have the meaning specified in Schedule 3.

                  "Series" shall mean any series of Notes, which may include within any such Series a Class or Classes of Notes subordinate to another such Class or Classes of Notes.

                  "Series Account" shall mean, with respect to any Series, any of the accounts established and designated as such pursuant to the related Supplement.

                  "Series Pay Out Event" shall have, with respect to any Series, the meaning specified in the related Supplement.

                  "Series Representative" shall mean, with respect to any Series, the Series Trustee or other representative of the Noteholders of such Series, if any, appointed as such in the related Supplement.

                  "Series Sale" shall have the meaning specified in
         Section 12.2(b).

                  "Series Share" shall mean, with respect to any allocation or payment and any particular Series, the percentage equivalent of a fraction, the numerator of which is the aggregate amount required to be allocated or paid in respect thereof to such Series and the denominator of which is the total amount thereof to be allocated or paid to all Series, in each case without giving effect to any limitation based on insufficient available funds.

                  "Series Termination Date" shall mean, with respect to any Series, the date, if any, specified as such in the related Supplement.

                  "Series Trustee" shall have, with respect to any Series, the meaning, if any, specified in the related Supplement.

                  "Servicer"   shall  mean   initially  AFG  and  its  permitted
         successors  and  assigns,   and  thereafter  any  Person  appointed  as
         successor as herein provided to service the Trust Assets.

                  "Servicer Advance" means an advance of Scheduled Payments made by the Servicer pursuant to Section 3.3.

                  "Servicer Default" shall have the meaning specified in
         Section 10.1.

                  "Servicing Fee Percentage" shall mean .75%.

                  "Servicing Officer" shall mean any employee of the Servicer involved in, or responsible for, the administration and servicing of the Trust Assets whose name appears on a list of servicing officers furnished to the Trustee by the Servicer on the Initial Closing Date, as such list may from time to time be amended.

                  "Standard & Poor's" shall mean Standard & Poor's Ratings Group, a division of McGraw Hill, Inc., or any successor thereto.

                  "Stipulated Loss Value" shall mean, with respect to any Lease, the amount payable by the Lessee upon a Casualty Loss in respect of the related Equipment.

                  "Substitute Lease" means a Lease that is added to the Trust pursuant to Section 2.7(a).

                  "Successor Servicer" shall have the meaning specified in Section 10.2(a).

                  "Supplement" shall mean, with respect to any Series, a supplemental Indenture to this Agreement complying with the terms of
         Section 6.12, executed in conjunction with the issuance of any Series (or, in the case of the issuance of Notes and the book-entry notation of the Transferor Interest in the Register on the Initial Closing Date, the supplemental indenture executed in connection with such issuance).

                  "Target Repayment Amount" shall mean, for each Amortizing Series in respect of each Monthly Period commencing on and after the Amortization Commencement Date for such Series, the Target Repayment Percentage of the excess of (i) the sum of (A) the Scheduled Principal Payments, (B) Early Termination Lease Proceeds, (C) Warranty Purchase Price and (D) the Default Amount over (ii) any Unreimbursed Servicer Advances, in each case in respect of all Included Leases (or portions thereof) in the related Amortizing Pool for such Monthly Period and after giving effect to any substitution or reallocation.

                  "Target Repayment Percentage" with respect to any Series, shall have the meaning specified in the related Supplement.

                  "Tax Collections" means all payments received on or with respect to the Included Leases or the related Equipment that are Excluded Amounts attributable to any taxes, fees or other charges imposed by any Governmental Authority.

                  "Tax Escrow Account" shall have the meaning specified in Section 4.2(c).

                  "Tax Opinion" shall mean, with respect to any action, an opinion of outside counsel to the effect that, for federal income tax purposes, (i) such action will not adversely affect the characterization as debt or as an interest in a partnership (other than a partnership taxable as a corporation), as the case may be, of any Notes of any outstanding Series or Class not retained by the Transferor or any affiliate of the Transferor, (ii) such action will not cause or constitute a sale, exchange or other disposition by the Transferor or the Trust of the Trust Assets, or by the Noteholders of such Noteholders' Notes of any Outstanding Series or Class and (iii) on each Closing Date, the Notes of the new Series which are not retained by the Transferor will be characterized as debt or as an interest in a partnership (other than a partnership taxable as a corporation).

                  "Termination Notice" shall have the meaning specified in Section 10.1.

                  "Transfer   Agent  and  Registrar"   shall  have  the  meaning
         specified in Section 6.3(a) and shall initially be the Trustee.

                  "Transfer Agreement" shall have the meaning specified in subsection 2.6(b)(iv).

                  "Transfer Date" shall mean the Business Day immediately preceding each Distribution Date.

                  "Transferor" shall mean AFG Credit Corporation, a Delaware corporation, or any successor thereto.

                  "Transferor Amount" shall mean, on any date of determination, the Aggregate Net Pool Balance at the end of the day immediately prior to such date of determination, minus the Aggregate Adjusted Principal Amount at the end of such day. The Transferor Amount may be a negative number.

                  "Transferor Exchange" shall have the meaning specified in subsection 6.12(b).

                  "Transferor Interest" shall mean the interest which represents the Transferor Amount and which has been evidenced by book-entry notation in the Register, and is exchangeable as provided in Section 6.12; provided, that at any time there shall be only one Transferor Interest, which shall not be transferable except as provided in Section 6.3(b).

                  "Transferor Percentage" shall mean, on any date of determination, a percentage equal to 100% minus the Aggregate Principal Percentage calculated on such date; provided, however, that the Transferor Percentage shall never be less than zero.

                  "Trust" shall mean the trust created by this Agreement and known as the "AFG Master Trust".

                  "Trust Assets" shall have the meaning specified in
         Section 2.1.

                  "Trust Pay Out Event" shall have, with respect to each Series, the meaning specified in Section 9.1.

                  "Trust Termination Date" shall have the meaning specified in subsection 12.1.

                  "Trustee" shall mean the institution executing this Agreement as Trustee, or its successor in interest, or any successor trustee appointed as herein provided.

                  "UCC" shall mean the Uniform Commercial Code, as amended from time to time, as in effect in any specified jurisdiction.

                  "Unreimbursed Servicer Advances" means, at any time, the amount of all previous Servicer Advances (or portions thereof) as to which the Servicer has not been reimbursed as of such time pursuant to
         Section 4.3(d) and which the Servicer has determined in its sole discretion will not be recoverable from Collections with respect to the related Included Leases.

                  "Variable Funding Series" shall mean any Series designated as a Variable Funding Series in the related Supplement.

                  "Warranty Purchase Price" means, with respect to an Included Lease and date of determination, an amount equal to the Discounted Lease and Residual Balance as of the preceding Determination Date, plus one month's interest thereon at the Applicable Discount Rate.

                  "Weighted Average Applicable Additional Fees" shall mean at any date of determination the weighted average of any per annum fees that are identified as "Applicable Additional Fees" in a Supplement for a particular Series.

                  "Weighted Average Applicable Margin" shall mean at any date of determination the weighted average of the Applicable Margins in effect on such date, as estimated by the Servicer using the weighted average life of the Included Leases and assuming no prepayments or defaults.

                  Section 1.2  Other Definitional Provisions.

                  (a) All terms defined in this Agreement or in any Supplement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto or thereto unless otherwise defined therein.

                  (b) As used in this Agreement or in any Supplement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in Section 1.1, and accounting terms partially defined in Section 1.1 to the extent not defined, shall have the meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms herein are inconsistent with the meaning of such terms under generally accepted accounting principles, the definitions contained herein shall control.

                  (c) The agreements, representations and warranties of AFG in this Agreement and in any Supplement in its capacity as Servicer shall be deemed to be the agreements, representations and warranties of AFG solely in its capacity as Servicer for so long as it acts in such capacity under this Agreement.

                  (d) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement or any Supplement shall refer to this Agreement or any Supplement as a whole and not to any particular provision of this Agreement or any Supplement; and Section, subsection, Schedule and Exhibit references contained in this Agreement or any Supplement are references to Sections, subsections, Schedules and Exhibits in or to this Agreement or any Supplement unless otherwise specified.


                                   ARTICLE II

                            TRANSFER OF TRUST ASSETS

                  Section 2.1  Transfer of Trust Assets.   (a)      Transfer.
The Transferor does hereby transfer, assign and set-over to the Trust for the benefit of the Noteholders and the Holder of the Transferor Interest, all right, title and interest of the Transferor in, to and under the following:

                      (i) on the Initial Closing Date and as of the related Cut Off Date, the Original Leases and all monies due or to become due thereunder after such Cut Off Date and all Collections in respect thereof;

                     (ii) on the Addition Date with respect thereto and as of the related Additional Cut Off Date, the Additional Leases and all monies due or to become due thereunder after such Additional Cut Off Date and all Collections in respect thereof;

                    (iii) the related Equipment;

                     (iv) the related Lease Files;

                      (v) the Asset Purchase Agreement, including, but not limited to, the obligation of AFG to purchase or repurchase Leases under certain circumstances as specified therein;

                               (vi) the  Insurance  Policies  and any  Insurance
                  Proceeds related to the Included Leases;

                               (vii) the right to any  Enhancement  with respect
                  to any Series; and

                               (viii) all income or proceeds of the foregoing or
                  relating thereto.

Such property, together with all monies and investments on deposit, from time to time, in the Collection Account, the Excess Funding Account and the Series Accounts, shall constitute the assets of the Trust (collectively, the "Trust Assets"). The foregoing transfer, assignment, set-over and conveyance does not constitute and is not intended to result in the creation of an assumption by the Trust, the Trustee or any Noteholder of any obligation of the Transferor, the Servicer or any other Person in connection with the Included Leases or any agreement or instrument relating thereto, including, without limitation, any obligation to any Lessees or insurers, or in connection with the Asset Purchase Agreement.

                  (b) Financing Arrangement. The Transferor hereby transfers the Trust Assets to the Trust with the intent of issuing indebtedness secured by the Trust Assets.

                  (c) Grant of Security Interest to Collateral Trustee. The Trustee hereby grants to the Collateral Trustee for the benefit of the Noteholders a security interest in all of the Trustee's right, title and interest in, to and under the Trust Assets to secure the payment of principal and interest on, and any other amounts owing in respect of, the Notes, and to secure compliance with the provisions of this Agreement, all as provided in this Agreement. This Agreement constitutes a security agreement under applicable law.

                  (d) Perfection of Transfer. In connection with the transfer, assignment and set-over set forth in Section 2.1(a), the Transferor agrees as follows:

                      (i) The Transferor shall record and file, at its own expense, financing statements (including any continuation statements with respect to such financing statements when applicable) with respect to the Included Leases now existing or hereafter transferred to the Trust meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the transfer of the Leases from the Transferor to the Trust and (subject to the limitations set forth below) to perfect the interest of the Trust in the related Equipment to the extent the same
         may  be  viewed  as  inventory  of  the  Transferor,   and  to  deliver
         file-stamped copies of such financing statements or continuation statements or other evidence of such filings (which may, for purposes of this Section 2.1, consist of telephone confirmations of such filings with the file-stamped copy to be provided to the Trustee as soon as practicable after receipt thereof by the Transferor) to the Trustee on or prior to the Initial Closing Date, in the case of the Original Leases, and the applicable Addition Date in the case of Additional Leases and in the case of any continuation statements filed pursuant to this Section 2.1(d), as soon as practicable after receipt thereof by the Transferor. Notwithstanding the foregoing, the Transferor shall only be obligated to record financing statements with respect to the Equipment in the Filing Locations.

                     (ii) The Transferor shall, at its own expense, on or prior to (x) the Initial Closing Date in the case of the Original Leases, and
         (y) the applicable Addition Date, in the case of Additional Leases (A) indicate in its books and records, including the appropriate computer files relating to the Leases, that such Leases have been transferred to the Trust pursuant to this Agreement for the benefit of the Noteholders and the Holder of the Transferor Interest and stamp the related Lease Files or otherwise mark such Leases with a legend to the effect that such Leases have been transferred to the Trust for the benefit of the Noteholders and the Holder of the Transferor Interest pursuant hereto and (B) on or prior to the Initial Closing Date with respect to the Original Leases and on or prior to the related Addition Date with respect to Additional Leases to deliver to the Trustee a computer file or microfiche or written list containing a true and complete list of all Leases then being transferred to the Trust, identified by account number and by the Discounted Lease Balance as of the related Cut Off Date. Such file or list, as amended from time to time to reflect Additional Leases and Removed Leases, shall be marked as Schedule 1 to this Agreement and is hereby incorporated into and made a part of this Agreement.

                    (iii) The Transferor shall, at its own expense, on or prior to (x) the Initial Closing Date in the case of the Original Leases, and
         (y) the applicable Addition Date, in the case of Additional Leases, deliver to the Custodian the related Lease Files to be held by the Custodian in accordance with the Custodian Agreement.

                     (iv) The Transferor shall, at its own expense, on or prior to (x) the Initial Closing Date in the case of the Original Leases, and
         (y) the applicable Addition Date, in the case of Additional Leases, with respect to any item of related Equipment with respect to which title thereto or a security interest therein is required to be noted on a certificate of title or otherwise recorded, to take such steps as shall be necessary or appropriate, in the reasonable judgment of the Servicer, to fully vest all right, title and interest in such Equipment in the Trustee on behalf of the Trust, provided, that to the extent UCC or similar filings are required with respect to any item of related Equipment, the Transferor shall only be obligated to record such filings in the Filing Locations. The Trustee is hereby authorized and directed to sign all financing statements under this Section 2.1(d).

                  (e) Perfection of Security Interest of Collateral Trustee. In connection with the grant of a security interest by the Trustee to the
Collateral Trustee set forth in Section 2.1(b), the Servicer agrees that it will, on behalf of the Trustee, record and file, at its own expense, financing statements (including any continuation statements with respect to such financing statements when applicable) with respect to the Included Leases now existing or hereafter transferred to the Trust meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the security interest of the Collateral Trustee in the Included Leases, and to deliver file-stamped copies of such financing statements or continuation statements or other evidence of such filings (which may, for purposes of this
Section  2.1,  consist  of  telephone  confirmations  of such  filings  with the file-stamped copy to be provided to the Collateral Trustee as soon as practicable after receipt thereof by the Servicer) to the Collateral Trustee on or prior to the Initial Closing Date, in the case of the Original Leases, and the applicable Addition Date in the case of Additional Leases and in the case of any continuation statements filed pursuant to this Section 2.1(e), as soon as practicable after receipt thereof by the Servicer. Notwithstanding the foregoing, the Servicer shall only be obligated to record financing statements with respect to the Equipment in the Filing Locations.

                  (f) Grant of Security Interest to Trustee. To the extent that the Transferor retains or is deemed to retain any interest in the Included Leases or the related Equipment or any other property included in the Trust Assets, the Transferor hereby grants to the Trustee, for the benefit of the Noteholders, a first priority perfected security interest in all of the Trust Assets to secure a loan in an amount equal to the unpaid principal amount of the Notes issued hereunder or to be issued hereunder, the interest accruing thereon at the applicable Note Rates and all of the Transferor's and the Servicer's other obligations hereunder, and agrees that this Agreement shall constitute a security agreement under applicable law.

                  (g) References. The foregoing transfer, assignment, set-over, conveyance and grant from the Transferor to the Trust shall be made to the Trustee, on behalf of the Trust, and each reference in this Agreement to such transfer, assignment, set- over and conveyance to the Trust, and each retransfer, reassignment or reconveyance by the Trust, shall be construed accordingly.

                  Section 2.2 Acceptance by Trustee; Acknowledgment by Collateral Trustee.

                  (a) Acceptance by Trustee. The Trustee hereby acknowledges its acceptance, on behalf of the Trust, of the Trust Assets, and declares that it shall maintain such right, title and interest, upon the trust herein set forth in accordance with the terms of this Agreement, for the benefit of all Noteholders and the Holder of the Transferor Interest. The Transferor shall deliver to the Trustee on the Closing Date a certificate certifying that the computer file or microfiche or written list with respect to the Original Leases described in Section 2.1(d)(ii) has been provided to the Trustee.

                  (b) Acknowledgment by Collateral Trustee. The Collateral Trustee hereby acknowledges its acceptance, on behalf of the Noteholders, of the grant by the Trustee of a security interest in the Trust Assets.

                  (c) Custodian Agreement. In connection with the sale, transfer and assignment of the Included Leases to the Transferor pursuant to the Asset Purchase Agreement and to the Trust pursuant hereto, the Trustee, on behalf of the Trust, simultaneously with the execution and delivery of this Agreement, shall enter into a Custodian Agreement with the Custodian (the "Custodian Agreement") in a form substantially similar to Exhibit A, pursuant to which the Trustee, on behalf of the Trust, shall revocably appoint the Custodian, and the Custodian shall accept such appointment, to act as the agent of the Trustee, on behalf of the Trust, as custodian of the Lease Files.

                  (d) Confidentiality. The Trustee hereby agrees not to disclose to any Person any of the account numbers or other information contained in the computer files or microfiche or written lists delivered to the Trustee by the Transferor pursuant to Sections 2.1 and 2.6, except as is required in connection with the performance of its duties hereunder or in enforcing its rights or the rights of the Noteholders and the Holder of the Transferor Interest, or to a Successor Servicer appointed pursuant to Section 10.2, any successor trustee appointed pursuant to Section 11.8, any co-trustee or separate trustee appointed pursuant to Section 11.10 or as mandated by any Requirement of Law applicable to the Trustee. The Trustee agrees to take such measures as shall be reasonably requested by the Transferor to protect and maintain the security and confidentiality of such information, and, in connection therewith, shall allow, upon reasonable notice, the Transferor to inspect the Trustee's security and confidentiality arrangements from time to time during normal business hours.

                  (e) No Indebtedness. The Trustee shall have no power to create, assume or incur indebtedness or other liabilities in the name of the Trust other than as contemplated in this Agreement.

                  Section 2.3 Representations and Warranties of Transferor Relating to Transferor. The Transferor hereby represents and warrants as of the Initial Closing Date and on each Addition Date that:

                  (a) Organization and Good Standing. The Transferor is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware, and has full corporate power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement and the Asset Purchase Agreement and to direct the Trustee to execute and deliver the Notes and to make a book-entry notation in the Register evidencing the Transferor Interest.

                  (b) Due Qualification. The Transferor is duly qualified to do business and is in good standing as a foreign corporation (or is exempt from such requirements), and has obtained or will obtain all necessary licenses and approvals, in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals would have a material adverse effect on its ability to perform its obligations hereunder.

                  (c) Due Authorization. The execution and delivery of this Agreement and the Asset Purchase Agreement and the consummation of the transactions provided for herein and therein have been duly authorized by the Transferor by all necessary corporate action on the part of the Transferor.

                  (d) No Conflict. The execution and delivery of this Agreement and the Asset Purchase Agreement, the performance of the transactions contemplated hereby and thereby and the fulfillment of the terms hereof and thereof will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Transferor is a party or by which it or any of its property is bound.

                  (e) No Violation. The execution and delivery of this Agreement and the Asset Purchase Agreement, the performance of the transactions contemplated hereby and thereby and the fulfillment of the terms hereof and thereof will not conflict with or violate, in any material respect, any Requirements of Law applicable to the Transferor.

                 (f) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of the Transferor, threatened against the Transferor, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (i) asserting the invalidity of this Agreement, the Asset Purchase Agreement or the Notes, (ii) seeking to prevent the issuance of the Notes or the making of a book-entry notation in the Register evidencing the Transferor Interest or the consummation of any of the transactions contemplated by this Agreement, the Asset Purchase Agreement or the Notes or the Transferor Interest, (iii) seeking any determination or ruling that, in the reasonable judgment of the Transferor, could reasonably be expected to be adversely determined, and if adversely determined, would materially and adversely affect the performance by the Transferor of its obligations under this Agreement or the Asset Purchase Agreement or
         (iv) seeking to impose income taxes on the Trust.

                  (g) All Consents Required. All approvals, authorizations, consents, orders or other actions of any Person or of any Governmental Authority required in connection with the execution and delivery of this Agreement and the Notes and the book-entry notation in the Register evidencing the Transferor Interest, the performance of the transactions contemplated by this Agreement, and the fulfillment of or terms hereof, have been obtained.

                  (h) Bulk Sales. The execution, delivery and performance of this Agreement do not require compliance with any "bulk sales" law by the Transferor.

                  (i) Solvency. The transactions under this Agreement do not and will not render the Transferor insolvent.

The representations and warranties set forth in this Section 2.3 shall survive the transfer of the Trust Assets to the Trust, and termination of the rights and obligations of the Servicer pursuant to Section 10.1. Upon discovery by the Transferor, the Servicer or a Responsible Officer of the Trustee of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the others and any Enhancement Provider. For the purposes of the representations and warranties contained in this Section 2.3 and made by the Transferor on the Initial Closing Date, "Notes" shall mean the Notes issued on the Initial Closing Date. The Transferor hereby represents and warrants, with respect to any Series, as of the Closing Date with respect to such Series, unless otherwise stated in the related Supplement, that the representations and warranties of the Transferor set forth in this Section
2.3 will be true and correct as of such date (for the purposes of such representations and warranties, "Notes" shall mean the Notes issued on such Closing Date).

                  Section 2.4  Representations and Warranties of
Transferor Relating to the Agreement and the Included Leases.

                  (a) Binding Obligation; Valid Transfer and Security Interest. The Transferor hereby represents and warrants that, as of the Initial Closing Date and, with respect to any Series issued after the Initial Closing Date, unless otherwise stated in the related Supplement, as of the Closing Date for such Series and as of each Addition Date:

                         (i) This Agreement constitutes a legal, valid and binding obligation of the Transferor, enforceable against the Transferor in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

                        (ii) This Agreement constitutes either (A) a valid transfer to the Trust of all right, title and interest of the Transferor in, to and under the Trust Assets, and such property will be held by the Trust free and clear of any Lien of any Person claiming through or under the Transferor or its Affiliates, except for (w) the interests of the Trustee and the Noteholders, (x) Permitted Liens, and
         (y) the interest of the Transferor as Holder of the Transferor Interest or (B) a grant of a security interest (as defined in the UCC as in effect in the State of California) in such property to the Trust. Upon the filing of the financing statements described in Section 2.1 and, in the case of Additional Leases on the applicable Addition Date, the Trustee on behalf of the Trust shall have a first priority perfected security interest in such property, subject only to Permitted Liens. Neither the Transferor nor any Person claiming through or under Transferor shall have any claim to or interest in the Collection Account, the Excess Funding Account or any Series Account, except as expressly provided in this Agreement or any Supplement, in accordance with the provisions of Article IV, and, if this Agreement constitutes the grant of a security interest in such property, except for the interest of the Transferor in such property as a debtor for purposes of the UCC as in effect in the State of California.

                  (b) Eligibility of Leases. The Transferor hereby represents and warrants as of the Initial Closing Date that (i) as of the initial Cut Off Date, Schedule 1 to this Agreement and the computer file or microfiche or written list delivered pursuant to Section 2.1 is an accurate and complete listing in all material respects of all the Included Leases as of such Cut Off Date and the information contained therein with respect to the identity of such Leases and the amounts owing thereunder is true and correct in all material respects as of such Cut Off Date, (ii) each such Lease is an Eligible Lease,
(iii) each such

Lease and the related Equipment has been transferred to the Trust free and clear of any Lien of any Person (other than Permitted Liens and the interest of the Transferor as holder of the Transferor Interest) and in compliance, in all material respects, with all Requirements of Law applicable to the Transferor and
(iv) with respect to each such Lease, all material consents, licenses, approvals or authorizations of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Transferor in connection with the transfer of such Lease and the related Equipment to the Trust have been duly obtained, effected or given and are in full force and effect.

                  On each day on which any Additional Lease is transferred by the Transferor to the Trust, Transferor shall be deemed to represent and warrant that (i) each Additional Lease transferred on such day is an Eligible Lease,
(ii) each such Additional Lease and the related Equipment has been transferred to the Trust free and clear of any Lien of any Person (other than Permitted Liens and the interest of the Transferor as holder of the Transferor Interest) and in compliance, in all material respects, with all Requirements of Law applicable to the Transferor or the Originator thereof, (iii) with respect to each such Additional Lease, all material consents, licenses, approvals or authorizations of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Transferor in connection with the transfer of such Lease and the related Equipment to the Trust have been duly obtained, effected or given and are in full force and effect and (iv) the representations and warranties set forth in subsection 2.4(a) are true and correct with respect to each Lease transferred on such day as if made on such day.

                  (c) Notice of Breach. The representations and warranties set forth in this Section 2.4 shall survive the transfer of the respective Included Leases and related Equipment to the Trust, and termination of the rights and obligations of the Servicer pursuant to Section 10.1. Upon discovery by the Transferor, the Servicer or a Responsible Officer of the Trustee of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the others and any Enhancement Provider.

                  (d) Retransfer of Ineligible Leases. In the event of a breach of any representation and warranty set forth in Section 2.4(b) or in subsection 2.6(b)(v)(w) with respect to an Included Lease (each such Lease, an "Ineligible Lease"), within 60 days of the receipt by the Transferor of written notice of such breach given by the Trustee or the Servicer, the Transferor shall accept a retransfer of each such Included Lease to which such breach relates on the terms and conditions set forth below; provided, however, that no such retransfer shall be required to be made with respect to such Ineligible Lease (and such Lease shall cease to be an Ineligible Lease) if, on any day within such 60 day period, the representations and warranties in subsection 2.4(b) or in subsection 2.6(b)(v)(w), with respect to such Ineligible Lease shall then be true and correct in all material respects with respect to such Ineligible Lease as if such Ineligible Lease had been transferred to the Trust on such day. With respect to each retransfer of an Ineligible Lease required to be made pursuant to this Section 2.6(d), the Transferor shall repurchase and the Trustee shall convey, without recourse, representation or warranty, all of the Trustee's right, title and interest in each such Ineligible Lease. The Transferor shall accept a retransfer of each such Ineligible Lease and there shall be deducted from the Aggregate Pool Balance the Discounted Lease Balance of each such Ineligible Lease. On and after the date such Lease becomes an Ineligible Lease, such Lease shall not be included in the Aggregate Pool Balance. In consideration of such retransfer the Transferor shall, on the date of retransfer of such Ineligible Lease, either (i) make a deposit in the Collection Account (for allocation pursuant to Article IV) in immediately available funds in an amount equal to the Warranty Purchase Price or (ii) transfer to the Trust a Substitute Lease. Upon each retransfer to the Transferor of such Ineligible Lease, the Trust shall automatically and without further action be deemed to transfer, assign and set-over to the Transferor, without recourse, representation or warranty (other than that the Trustee has not encumbered such Lease and the related Equipment, except for the grant of a security interest therein to the Collateral Trustee), all the right, title and interest of the Trust in, to and under such Ineligible Lease and all monies due or to become due with respect thereto, the related equipment and all proceeds of the Ineligible Lease and Liquidation Proceeds and Insurance Proceeds relating thereto and all rights to security for any such Ineligible Lease, and all proceeds and products of the foregoing. The Trustee shall execute such documents and instruments of transfer as may be prepared by the Transferor and take such other actions as shall reasonably be requested by the Transferor to effect the transfer of such Ineligible Lease pursuant to this subsection. The obligation of the Transferor to accept retransfer of any Ineligible Lease shall constitute the sole remedy respecting any breach of the representations and warranties set forth in Section 2.4(b) and subsection 2.6(b)(v)(w) with respect to such Lease available to Noteholders and the Holder of the Transferor Interest, or the Trustee on their behalf.

                  (e) Retransfer of Trust Portfolio. In the event of a breach of any of the representations and warranties set forth in Section 2.4(a) hereof which breach could reasonably be expected to have a material adverse affect on the rights of the Noteholders or of the Trustee hereunder or on the ability of the Transferor to perform its obligations hereunder, either the Trustee, or the Holders of a principal amount of Notes aggregating more than 662/3% of the Aggregate Principal Amount, by notice then given in writing to the Transferor (and to the Trustee and the Servicer, if given by the Noteholders), may direct the Transferor to accept retransfer of all of the Included Leases and the Transferor shall be obligated to accept retransfer of such Leases on a Distribution Date specified by the Transferor (such date, the "Retransfer Date") occurring within the period of 60 days after such notice on the terms and conditions set forth below; provided, however, that no such retransfer shall be required to be made if, at any time during such applicable period, the representations and warranties contained in Section 2.4(a) shall then be true and correct in all material respects. The Transferor shall deposit on the
Retransfer Date an amount equal to the deposit amount provided in the next sentence for such Leases in the Collection Account for distribution to the Noteholders pursuant to Section 12.3. The deposit amount for such retransfer will be equal to the sum of (i) the Aggregate Adjusted Principal Amount at the end of the day on the Business Day preceding the Distribution Date on which the retransfer is scheduled to be made, plus (ii) an amount equal to all interest accrued but unpaid on the Notes at the applicable Note Rate through such Distribution Date, plus (iii) an amount sufficient to pay all unreimbursed amounts owing to each Enhancement Provider (to the extent set forth in the applicable Supplement) less (iv) the amount, if any, available in the Collection Account and the Excess Funding Account on such Transfer Date. On the Retransfer Date immediately following the Transfer Date on which such amount has been deposited in full into the Collection Account, the Included Leases and all monies due or to become due with respect thereto, the related Equipment and all proceeds thereof, all rights to security for any such Leases, and all proceeds and products of the foregoing, shall be transferred to the Transferor, and the Trustee shall execute and deliver such instruments of transfer, in each case without recourse, representation or warranty (other than that the Trustee has not encumbered any such Lease and the related Equipment), as shall be prepared and reasonably requested by the Transferor to vest in the Transferor, or its designee or assignee, all right, title and interest of the Trust in, to and under the Included Leases, all monies due or to become due with respect thereto, the related Equipment and all proceeds thereof and Insurance Proceeds relating thereto. If the Trustee or the Noteholders give a notice directing the Transferor to accept a retransfer as provided above, the obligation of the
Transferor to accept a retransfer of the Included Leases pursuant to Section 2.4(e) shall constitute the sole remedy respecting a breach of the representations and warranties contained in Section 2.4(a) available to the Noteholders or the Trustee on behalf of the Noteholders.

                  Section 2.5 Covenants of Transferor. The Transferor hereby covenants that:

                  (a) Leases Not to be Evidenced by Promissory Notes. The Transferor will take no action to cause any Included Lease to be evidenced by any "instrument" (as defined in the UCC as in effect in the State of California) that is not also considered "chattel paper", except in connection with the enforcement or collection of such Lease. The Servicer will deliver promptly any such instruments to the Custodian.

                  (b) Security Interests. Except for the transfers hereunder, the Transferor will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Included Lease or related Equipment, whether now existing or hereafter transferred to the Trust, or any interest therein. The Transferor will immediately notify the Trustee of the existence of any Lien on any Included Lease or related Equipment; and the Transferor shall defend the right, title and interest of the Trustee on behalf of the Trust in, to and under the Included Leases and the related Equipment, against all claims of third parties; provided, however, that nothing in this subsection 2.5(b) shall prevent or be deemed to prohibit the Transferor from suffering to exist upon any of the Included Leases Permitted Liens; provided further, however, that nothing in this subsection 2.5(b) shall prevent or be deemed to prohibit the Transferor from granting a participation interest in the Transferor Interest or the interest in the Trust evidenced thereby.

                  (c)  Reserved.

                  (d) Delivery of Collections. The Transferor agrees to pay to the Servicer promptly (but in no event later than two Business Days after receipt) all Collections and Tax Collections received by the Transferor in respect of the Included Leases.

                  (e) Regulatory Filings. The Transferor shall make any filings, reports, notices, applications and registrations with, and seek any consents or authorizations from, the Securities and Exchange Commission and any state securities authority on behalf of the Trust as may be necessary or that Transferor deems advisable to comply with any federal or state securities or reporting requirements laws.

                  (f)  Reserved.

                  (g)      Reserved.

                  (h) Compliance with Law. The Transferor hereby agrees to comply in all material respects with all Requirements of Law applicable to the Transferor.

                  (i) Activities of Transferor. The Transferor shall not engage in any business or activity of any kind, or enter into any transaction or indenture, mortgage, instrument, agreement, contract, lease or other undertaking, which is not directly related to the transactions contemplated and authorized by this Agreement or the Asset Purchase Agreement or which is otherwise a Permitted Transaction.

                  (j) Indebtedness. The Transferor shall not create, incur, assume or suffer to exist any Indebtedness or other liability whatsoever, except (i) obligations incurred or owing to the Trust under this Agreement or the Asset Purchase Agreement, (ii) liabilities incident to the maintenance of its corporate existence in good standing or (iii) obligations incident to a Permitted Transaction.

                  (k) Guarantees. The Transferor shall not become or remain liable, directly or contingently, in connection with any Indebtedness or other liability of any other Person, whether by guarantee, endorsement (other than endorsements of negotiable instruments for deposit or collection in the ordinary course of business), agreement to purchase or repurchase, agreement to supply or advance funds, or otherwise except incident to a Permitted Transaction.

                  (l) Investments. The Transferor shall not make or suffer to exist any loans or advances to, or extend any credit to, or make any investments (by way of transfer of property, contributions to capital, purchase of stock or securities or evidences of indebtedness, acquisition of the business or assets, or otherwise) in, any Person except (i) for acquisitions of Leases pursuant to the Asset Purchase Agreement, (ii) for investments in Permitted Investments in accordance with the terms of this Agreement or (iii) pursuant to a Permitted Transaction.

                  (m) Merger; Sales. The Transferor shall not enter into any transaction of merger or consolidation, or liquidate or dissolve itself (or suffer any liquidation or dissolution), or acquire or be acquired by any Person, or convey, sell, lease or otherwise dispose of all or substantially all of its property or business, except as provided for in this Agreement.

                  (n) Distributions. The Transferor shall not declare or pay, directly or indirectly, any dividend or make any other distribution (whether in cash or other property) with respect to the profits, assets or capital of the Transferor or any Person's interest therein, or purchase, redeem or otherwise acquire for value any of its capital stock now or hereafter outstanding, except that so long as no Pay Out Event or Accelerated Payment Event has occurred and is continuing and no Pay Out Event or Accelerated Payment Event would occur as a result thereof or after giving effect thereto, the Transferor may declare and pay dividends on its capital stock.

                  (o) Agreements. The Transferor shall not become a party to, or permit any of its properties to be bound by, any indenture, mortgage, instrument, contract, agreement, lease or other undertaking, except this Agreement, the Asset Purchase Agreement and the Supplements and except incidental to a Permitted Transaction or amend or modify the provisions of its Certificate of Incorporation or issue any power of attorney except to the Trustee or to the Servicer.

                  (p) Asset Purchase Agreement. The Transferor shall not give any material consent under the Asset Purchase Agreement unless the Rating Agency Condition is satisfied with respect thereto.

                  (q) Net Worth. The Transferor shall maintain a net worth, exclusive of the Transferor Interest, that is, at any date of determination, at least equal to 5% of the sum of (i) the Aggregate Pool Balance plus (ii) the Equipment Residual Value calculated at such date.

                  (r) Separate Corporate Existence. The Transferor shall:

                               (i) Maintain its own deposit account or accounts,
                  separate from those of any Affiliate, with commercial banking institutions. The funds of the Transferor will not be diverted to any other Person or for other than corporate uses of the Transferor, except as expressly permitted herein.

                              (ii) Ensure that, to the extent that it shares the
                  same officers or other employees as any of its stockholders or Affiliates, the salaries of and the expenses related to providing benefits to such officers and other employees shall be fairly allocated among such entities, and each such entity shall bear its fair share of the salary and benefit costs associated with all such common officers and employees.

                             (iii) Ensure that, to the extent that it jointly contracts with any of its stockholders or Affiliates to do business with vendors or service providers or to share overhead expenses, the costs incurred in so doing shall be allocated fairly among such entities, and each such entity shall bear its fair share of such costs. To the extent that the Transferor contracts or does business with vendors or service providers when the goods and services provided are partially for the benefit of any other Person, the costs incurred in so doing shall be fairly allocated to or among such entities for whose benefit the goods and services are provided, and each such entity shall bear its fair share of such costs. All material transactions between Transferor and any of its Affiliates shall be either (i) in accordance with the Asset Purchase Agreement or, if such Affiliate is not a party to the Asset Purchase

                  Agreement, on substantially similar terms), or (ii) only on an arm's length basis.

                              (iv) Maintain a principal executive and administrative office through which its business is conducted separate from those of its Affiliates. To the extent that Transferor and any of its stockholders or Affiliates have offices in the same location, there shall be a fair and appropriate allocation of overhead costs among them, and each such entity shall bear its fair share of such expenses.

                               (v) Conduct its  affairs  strictly in  accordance
                  with its Certificate of Incorporation and observe all necessary, appropriate and customary corporate formalities, including, but not limited to, holding all regular and special stockholders' and directors' meetings appropriate to authorize all corporate action, keeping separate and accurate minutes of its meetings, passing all resolutions or consents necessary to authorize actions taken or to be taken, and preparing and maintaining its own accurate, separate, full and complete books, records, accounts and financial statements, including, but not limited to, payroll and intercompany transaction accounts. The Transferor's financial statements will comply with generally accepted accounting principles.

                              (vi) Within 120 days after the end of its fiscal year, distribute a copy of its audited annual financial statements to the Trustee.

                  (s) Location of Records. The Transferor (i) shall not move outside the State of California, the location of its chief executive office, without 45 days' prior written notice to the Trustee and (ii) will promptly take all actions required (including but not limited to all filings and other acts necessary or advisable under the UCC of each relevant jurisdiction) in order to continue the first priority perfected ownership interest of the Trust, the Noteholders and the Holder of the Transferor Interest in all Included Leases. The Transferor will give the Trustee prompt notice of a change within the State of California of the location of its chief executive office.

                  Section 2.6  Addition of Leases.

                  (a) Permitted Additions. The Transferor may from time to time, at its sole discretion, subject to the conditions specified in subsection 2.6(b) below, transfer additional Eligible Leases to the Trust as Additional Leases as of the applicable Additional Cut Off Date.

                  (b) Conditions to Permitted Additions. The Transferor agrees that any Additional Leases and the related Equipment shall be transferred by the Transferor to the Trust under subsection 2.6(a) upon and subject to the following conditions:

                         (i) On or before the fifth Business Day (the "Notice Date") prior to the Addition Date, the Transferor shall give the Trustee, the Servicer and any Enhancement Provider entitled thereto pursuant to the relevant Supplement written notice that such Additional Leases will be transferred to the Trust and specifying (A) the applicable Addition Date, (B) the Additional Cut Off Date (which shall be the last day of a Monthly Period), (C) the approximate number of Additional Leases expected to be added, (D) the approximate Discounted Lease Balances expected to be outstanding with respect to the Additional Leases to be added as of the Additional Cut Off Date with respect thereto and (E) if such Additional Leases are to be Hedged Leases, the identity of the Hedging Counterparty and the effective interest rate under the related hedging transaction, and if such Additional Leases are not Hedged Leases, the effective interest rate as calculated in accordance with the definition of "Discounted Lease Balance".

                        (ii)  The  Transferor   shall  have  complied  with  the
         requirements of Section 2.1(c) with respect to such Additional Leases and the related Equipment.

                       (iii) The Transferor shall have deposited (A) in the Collection Account, Collections with respect to such Additional Leases since the Additional Cut Off Date and (B) in the Tax Escrow Account, any Tax Collections received in respect of such Lease that have not been disbursed to the relevant Governmental Authority.

                        (iv) On or prior to the Addition Date the Transferor shall have delivered to the Trustee a written transfer agreement (including an acceptance by the Trustee on behalf of the Trust for the benefit of the Noteholders) in substantially the form of Exhibit B (the "Transfer Agreement").

                         (v) The Transferor shall be deemed to represent and warrant that (v) as of the Addition Date, Schedule 1 to the Transfer Agreement and the computer file or microfiche or written list delivered pursuant to Section 2.1 is an accurate and complete listing in all material respects of all the Additional Leases as of the Additional Cut Off Date and the information contained therein with respect to the identity of such Additional Leases is true and correct in all material respects as of the Additional Cut Off Date, (w) each Additional Lease is, as of the Additional Cut Off Date, an Eligible Lease, (x) no selection procedures reasonably believed by the Transferor to be materially adverse to the interests of the Noteholders were utilized in selecting the Additional Leases from the available Eligible Leases, (y) the transfer of such Leases to the Trust will not cause the Portfolio Parameters to be untrue and (z) as of the Addition Date, the Transferor is not insolvent and will not be rendered insolvent by transferring any such Additional Lease to the Trust.

                        (vi) The Transferor shall be deemed to represent and warrant that, as of the Addition Date, the representations and warranties set forth in Section 2.4 are true and correct with respect to the Additional Accounts and the related Transfer Agreement.

                       (vii) The Transferor shall, on each Addition Date, deliver an Officer's Certificate of a Vice President or more senior officer confirming the items set forth in paragraphs (ii), (iii), (iv),
         (v) and (vi) above.

                      (viii) The Transferor shall on each Addition Date deliver an Opinion of Counsel with respect to the Additional Leases to the Trustee substantially in the form of Exhibit C.

                  Section 2.7  Substitution or Reallocation of Leases.

                  (a) Right of Substitution. Subject to the provisions of Sections 2.7(b) through (d), the Transferor may transfer to the Trust a Lease and the related Equipment (each a "Substitute Lease") in substitution for any Included Lease and the related Equipment. In instances where an Included Lease being substituted for had been allocated to an Amortizing Pool prior to the substitution, the Substitute Lease (or portion thereof) being substituted therefor shall be allocated to the corresponding Amortizing Pool.

                  (b)  Eligible  Leases.  Each  Substitute  Lease  shall  be  an
Eligible Lease the transfer of which to the Trust shall be subject to the satisfaction of the conditions set forth in Section 2.6(b).

                  (c) Conditions to Substitution. The Servicer shall not permit any substitution under Section 2.7(a) on any Addition Date:

                      (i) if the sum of the Discounted Lease Balances (as of the related Cut Off Date) of Leases substituted for Defaulted Leases on a cumulative basis (A) during any period of twelve consecutive Monthly Periods would exceed 4% of the Aggregate Net Pool Balance on the related Cut Off Date for such Substitute Leases or (B) after the Pay Out Commencement Date would exceed 7% of the Aggregate Net Pool Balance as of the Pay Out Commencement Date, unless, in either case, the Rating Agency Condition shall have been satisfied with respect thereto;

                     (ii) if the sum of the Discounted Lease Balances (as of the related Cut Off Date) of all Substitute Leases on a cumulative basis
         (A) during any period of twelve consecutive Monthly Periods would exceed 10% of the Aggregate Net Pool Balance on the related Cut Off Date for such Substitute Leases or (B) after the Pay Out Commencement Date would exceed 15% of the Aggregate Net Pool Balance as of the Pay Out Commencement Date, unless, in either case, the Rating Agency Condition shall have been satisfied with respect thereto;

                    (iii) unless as of the related Additional Cut Off Date, each Substitute Lease has a Discounted Lease Balance not less than the Discounted Lease Balance of the Lease being replaced;

                     (iv) if after giving effect to all proposed substitutions to be made on such Addition Date, the sum of the Scheduled Principal Payments on all Included Leases due in any Monthly Period would be less than the sum of all Scheduled Principal Payments on the Included Leases in each such Monthly Period before giving effect to such proposed substitutions;

                      (v) if an Insolvency Event has occurred with respect to the Transferor or the Servicer or a Servicer Default has occurred and is continuing.

                  (d) Security Interest. Upon the replacement of an Included Lease and the related Equipment with a Substitute Lease as described above, the interest of the Trustee on behalf of the Trust in such replaced Lease, the related Equipment and all proceeds thereon shall be terminated.

                  (e) Reallocation of Leases. During any period prior to the Pay Out Commencement Date when there is both a Floating Pool and an Amortizing Pool, subject to the provisions of this Section 2.7(e), the Servicer may reallocate an Included Lease (or a portion thereof) and the related Equipment from such Floating Pool to any such Amortizing Pool (each a "Reallocated Lease") in exchange for any Included Lease and the related Equipment in such Amortizing Pool that has become a Defaulted Lease, an Early Termination Lease or an Ineligible Lease. The Servicer shall not permit any reallocation under this
Section 2.7(e) on any day:

                      (i) unless as of the last day of the preceding Monthly Period, each Reallocated Lease has a Discounted Lease Balance not less than the Discounted Lease Balance of the Lease being replaced in such Amortizing Pool; and

                     (ii) if after giving effect to all proposed exchanges to be made on such day, the sum of the Scheduled Principal Payments on all Included Leases due in any Monthly Period in such Amortizing Pool would be less than the sum of all

         Scheduled Principal Payments on the Included Leases in such pool in each such Monthly Period before giving effect to such proposed exchange.

Upon the reallocation of an Included Lease and the related Equipment as described above, all Collections from the first day of the Monthly Period in which such reallocation occurs in respect of (i) the Reallocated Lease and the related Equipment shall be attributable to the Amortizing Pool and (ii) the Included Lease and the related Equipment being exchanged for such Reallocated Lease shall be attributable to the Floating Pool.

                  Section 2.8  Removal of Leases.

                  (a) Removal. Subject to the conditions set forth below, and without limiting its rights under Section 2.7(d), the Transferor may designate from time to time Included Leases no longer to be designated for inclusion in the Trust (the "Removed Leases"). On or before the fifth Business Day (the "Removal Notice Date") prior to the date on which Included Leases are to be removed (the "Removal Date"), the Transferor shall give the Trustee, the Servicer and each Enhancement Provider entitled thereto pursuant to the relevant Supplement written notice that the Removed Leases are to be retransferred to the Transferor.

                  (b) Conditions to Removal. The Transferor shall be permitted to designate and require retransfer to it of the Removed Leases only upon satisfaction of the following conditions:

                         (i) The Transferor shall satisfy the Rating Agency Condition with respect thereto by such Removal Date.

                        (ii) On each Removal Date, the Trustee shall deliver to the Transferor a written retransfer agreement in substantially the form of Exhibit D (the "Retransfer Agreement") prepared by the Transferor, and the Transferor shall deliver to the Trustee a computer file, microfiche or written list containing a true and complete schedule identifying all Removed Leases specifying for each such Removed Lease, as of the Removal Notice Date, its account number and the Discounted Lease Balance thereof. Such computer file, microfiche or written list shall, as of the date of such Retransfer Agreement, be incorporated into and made a part of this Agreement.

                       (iii) The Transferor shall represent and warrant as of each Removal Date that (a) the list of Removed Leases, as of the Removal Notice Date, complies in all material respects with the requirements of (ii) above; (b) no selection procedure used by the Transferor which is adverse to the interests of the Noteholders was utilized in selecting the Removed Leases; and (c) as of the Removal Notice Date and as of the Removal Date, the Transferor is not insolvent and the

         Transferor has no present intention of seeking protection under any Debtor Relief Laws.

                        (iv) The removal of any Removed Leases on any Removal Date shall not cause a Pay Out Event to occur, or an event which with notice or lapse of time or both would constitute a Pay Out Event or cause the Portfolio Parameters to be untrue.

                         (v) Such Lease shall not be allocated to an Amortizing Pool (unless such Lease is substituted for in accordance with Section 2.7).

                        (vi) The Asset Base shall not be less than the Aggregate Adjusted Principal Amount; and

                       (vii) The Transferor shall have delivered to the Trustee and to each Enhancement Provider entitled thereto pursuant to the relevant Supplement an Officer's Certificate of an officer of the Transferor confirming the items set forth in (i) through (vi) above.

                  Upon satisfaction of the above conditions, the Trustee shall execute and deliver the Retransfer Agreement to the Transferor, and the Removed Leases shall no longer constitute a part of the Trust.

                  Section 2.9 Release of Lien on Equipment.  At the same time as
(i) any Included Lease becomes an Expired Lease and the Equipment related to such Lease is sold, (ii) any Lease becomes an Early-Termination Lease and the Equipment related to such Early-Termination Lease is sold, or (iii) the Servicer substitutes or replaces any unit of Equipment as contemplated in Section 3.1 or any Lease and related Equipment as contemplated in Section 2.7 or 2.8, the Trustee, on behalf of the Trust, will to the extent requested by the Servicer release its interest in the Equipment relating to such Expired Lease or Early-Termination Lease or such substituted or replaced Equipment or Lease and related Equipment, as the case may be; provided that such release will not constitute a release of the Trust's interest in the proceeds of such sale (other than with respect to Equipment or Lease and related Equipment that is replaced pursuant to Section 3.1(c) or 2.7 or removed pursuant to Section 2.8, as the case may be). In connection with any sale of such Equipment, the Trustee will execute and deliver to the Servicer any assignments, bills of sale, termination statements and any other releases and instruments as the Servicer may request in order to effect such release and transfer; provided that the Trustee will make no representation or warranty, express or implied, with respect to any such Equipment in connection with such sale or transfer and assignment other than with respect to its interest in such Equipment or the absence of any such interest and other than that the Trustee has not encumbered such Lease or the related Equipment. Nothing in this Section 2.9 shall diminish the

Servicer's obligations pursuant to Section 3.1(d) with respect to the proceeds of any such sale.

                  Section 2.10 Hedging of Included Leases After the Related Addition Date.

                  (a) Subject to the provisions of Section 2.10(b), the Transferor may on any Distribution Date transfer to the Trust an Interest Rate Hedge with respect to one or more Included Leases that were not originally Hedged Leases hereunder.

                  (b) The Transferor agrees that any such Interest Rate Hedge shall be transferred to the Trust under Section 2.10(a) upon and subject to the following conditions:

                         (i) On or before the Determination  Date preceding such
         Distribution Date, the Transferor shall give the Trustee, the Servicer, each Rating Agency and any Enhancement Provider entitled thereto pursuant to the relevant Supplement written notice that such Interest Rate Hedge will be transferred to the Trust and specifying (A) the applicable Distribution Date for such transfer, (B) the specific Included Leases being hedged thereunder, (C) the sum of the Discounted Lease Balances of such Leases as of the last day of the preceding Monthly Period before giving effect to such Interest Rate Hedge and after giving effect thereto, (D) the identity of the Hedging Counterparty and the effective interest rate under the related hedging transaction and (E) a recalculation of the Asset Base, the Aggregate Pool Balance and the Aggregate Net Pool Balance as of such Determination Date (after giving effect to all transactions to occur on such date hereunder).

                        (ii) On such Distribution Date, after giving effect to the transfer of such Interest Rate Hedge to the Trust and the corresponding recalculation of the Asset Base, no Pay Out Event or Accelerated Payment Event, or an event which with notice or lapse of time or both would constitute a Pay Out Event or Accelerated Payment Event, shall have occurred, the Asset Base shall be at least equal to the Aggregate Adjusted Principal Amount and the Portfolio Parameters shall be true.

                                   ARTICLE III

                 ADMINISTRATION AND SERVICING OF INCLUDED LEASES

                  Section 3.1  Appointment and Acceptance; Duties.

                  (a) Appointment of Initial Servicer. AFG is hereby appointed as Servicer pursuant to this Agreement. AFG accepts the appointment and agrees to act as the Servicer pursuant to this Agreement.

                   (b) General Duties. The Servicer will service, administer and enforce the Included Leases on behalf of the Trust and will have full power and authority to do any and all things in connection with such servicing and administration which it deems necessary or desirable. The Servicer will manage, service, administer, and make collections on the Included Leases with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to all comparable equipment leases that it services for itself or others. The Servicer's duties will include collection and posting of all payments, responding to inquiries of Lessees regarding the Included Leases, investigating delinquencies, accounting for collections, furnishing monthly and annual statements with respect to collections and payments in accordance with
Section 3.10, making Servicer Advances in its discretion, enforcing the Asset Purchase Agreement and maintaining the perfected first priority security interest of the Trustee in the Trust Assets. The Servicer will follow its customary standards, policies, and procedures and will have full power and authority, acting alone, to do any and all things in connection with such managing, servicing, administration, and collection that it deems necessary or desirable. If the Servicer commences a legal proceeding to enforce a Defaulted Lease pursuant to Section 3.4 or commences or participates in a legal proceeding (including a bankruptcy proceeding) relating to or involving an Included Lease, the Trust will be deemed to have automatically assigned such Included Lease to the Servicer for purposes of commencing or participating in any such proceeding as a party or claimant, and the Servicer is authorized and empowered by the Trustee, pursuant to this Section 3.1(b), to execute and deliver, on behalf of itself and the Trust, any and all instruments of satisfaction or cancellation, or partial or full release or discharge, and all other notices, demands, claims, complaints, responses, affidavits or other documents or instruments in connection with any such proceedings. If in any enforcement suit or legal proceeding it is held that the Servicer may not enforce an Included Lease on the ground that it is not a real party in interest or a holder entitled to enforce the Included Lease, then the Trustee will, at the Servicer's expense and direction, take steps to enforce the Included Lease, including bringing suit in its name.

                  (c) Consent to Assignment or Replacement. At the request of a Lessee, the Servicer may in its sole discretion consent to the assignment of the related Included Lease or the sublease of a unit of the Equipment relating to an Included Lease, so long as such Lessee remains liable for all of its obligations under such Included Lease. Upon the request of any Lessee, the Servicer may, in its sole discretion, provide for the substitution or replacement of any unit of Equipment for a substantially similar unit of equipment.

                  (d) Disposition Upon Termination of Included Lease. Upon the expiration or termination of an Included Lease the Servicer will use commercially reasonable efforts to dispose of any related Equipment. Without limiting the generality of the foregoing, the Servicer may dispose of any such Equipment by selling such Equipment to the Servicer or any of its Affiliates for a purchase price equal to the fair market value thereof. The Servicer will deposit any Early Termination Lease Proceeds and any Expired Lease Proceeds of any such disposition in accordance with
Section 4.3.

                  (e) Subservicers. The Servicer may enter into servicing agreements with one or more subservicers (including any Affiliate of the Servicer) to perform all or a portion of the servicing functions on behalf of the Servicer; provided that the Servicer will remain obligated and be liable to the Trust for servicing and administering the Included Leases in accordance with the provisions of this Agreement without diminution of such obligation and liability by virtue of the appointment of such subservicer, to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Included Leases. The fees and expenses of the subservicer (if any) will be as agreed between the Servicer and its subservicer and neither the Trustee, the Trust nor the Holders will have any responsibility therefor. All actions of a subservicer taken pursuant to such a subservicer agreement will be taken as an agent of the Servicer with the same force and effect as though performed by the Servicer.

                  (f) Further Assurances. The Trustee will furnish the Servicer, and the Servicer will furnish any subservicer, with any limited powers of attorney prepared by the Servicer and other documents reasonably necessary or appropriate to enable the Servicer or a subservicer, as applicable, to carry out its servicing and administrative duties under this Agreement.

                  (g) Notice to Lessees. Subject to the provisions of Section 3.2(e), the Servicer will not be required to notify any Lessee that such Lessee's Included Lease or related Equipment has been sold, transferred, assigned, or conveyed pursuant to the Asset Purchase Agreement or pursuant to this Agreement; provided that, in the event that the Servicer resigns or is replaced, then if the place for payment pursuant to any Included Lease is changed, the Successor Servicer must give each related Lessee prompt written notice of the appointment of the Successor Servicer and the place to which such Lessee should make payments pursuant to each such Included Lease.

                  Section 3.2  Collection of Payments.

                  (a) Collection Efforts. The Servicer will make reasonable efforts to collect all payments called for under the terms and provisions of the Included Leases as and when the same become due, and will follow those collection procedures which it follows with respect to all comparable equipment leases that it services for itself or others. To the extent consistent with the Servicer's past practices, the Servicer may grant extensions, rebates, or adjustments on an Included Lease which will not, for purposes of this Agreement, extend the original due dates or the number of Scheduled Payments or reduce the amount of any Scheduled Payment. The Servicer may in its discretion waive any late payment charge or any other fees that may be collected in the ordinary course of servicing any Included Lease.

                  (b) Early Termination Lease. The Servicer may, in its sole discretion, permit an Included Lease to become an Early Termination Lease (which shall not include an Included Lease that becomes an Early Termination Lease due to a Casualty Loss), so long as, unless another Included Lease is substituted therefor as described in Section 2.7, (i) the Servicer deposits in the Collection Account, not later than the second Business Day after the Date of Processing thereof by the Servicer, the sum of (A) the Discounted Lease and Residual Balance of such Included Lease as of the Determination Date in the month prior to the month in which such Included Lease becomes an Early Termination Lease and (B) the amount of any Hedge Termination Payment owing in respect thereof and (ii) at the time the Servicer permits an Included Lease to become an Early Termination Lease the Discounted Lease Balance of all Included Leases which have become Early Termination Leases (and for which substitute Included Leases have not been transferred to the Trust) for the period of twelve months ending with the current Monthly Period does not exceed 4% of the Aggregate Pool Balance as of the last day of the preceding Monthly Period.

                  (c) Acceleration. The Servicer, in its sole discretion, may accelerate (or elect not to accelerate) the maturity of all or any Scheduled Payments under any Included Lease under which a default under the terms thereof has occurred and is continuing (after the lapse of any applicable grace period); provided that the Servicer is required to accelerate the Scheduled Payments due under any Included Lease (and take other action in accordance with the Originator's past practice, including repossessing or otherwise converting the related Equipment, to realize upon the value of such Included Lease and the related Equipment) to the fullest extent permitted by the terms of such Included Lease, promptly after such Included Lease becomes a Defaulted Lease.

                  (d) Taxes and Other Amounts. To the extent provided for in any Included Lease, the Servicer will make reasonable efforts to collect all payments with respect to amounts due for taxes, assessments and insurance premiums relating to the Included Leases or the Equipment, to withdraw any such amounts deposited in the Tax Escrow Account, and to remit such amounts to the appropriate Governmental Authority or insurer on or prior to the date such payments are due.

                  (e) Lockboxes. On or before the Initial Closing Date with respect to the Original Leases and on or before the relevant Addition Date, with respect to Additional Leases, the Servicer shall have instructed all Lessees to make all payments in respect of the Included Leases to a Lockbox. All Collections received in a Lockbox shall, within one Business Day of receipt thereof be deposited in the Lockbox Account. In the event that any payments in respect of the Included Leases are made directly to the Servicer, the Servicer shall, within two Business Days of receipt thereof, deposit such amounts in a Lockbox Account or in the Collection Account.

                  (f) Lockbox Agreements. On or before the Initial Closing Date, the Transferor, the Servicer, the Collateral Trustee on behalf of the Noteholders and the Holder of the Transferor Interest and each Lockbox Processor shall have entered into an agreement (each a "Lockbox Agreement") in a form substantially similar to Exhibit E, as the same may be amended, supplemented or otherwise modified from time to time (provided, however, that if the Collateral Trustee is not the Lockbox Processor, no such amendment, supplement or modification will permit, without the consent of the Collateral Trustee, (i) any increase in the time between receipt of a payment and remittance to the Collateral Trustee, (ii) a change in the payment instruction to the Collateral Trustee or (iii) a change in the payment instruction to the Lockbox Processor), pursuant to which such Lockbox Processor is irrevocably directed, and such Lockbox Processor irrevocably agrees, to deposit funds received in the Lockbox in the Lockbox Account. Pursuant to the Lockbox Agreement, the Lockbox Processor maintaining the Lockbox Account shall be irrevocably directed, and shall irrevocably agree, to transfer funds on deposit in the Lockbox Account within two Business Days of receipt thereof to the Collection Account. The Lockbox Account shall be maintained in accordance with the terms and conditions of such documentation. A new Lockbox Account may be designated by the Transferor and the Servicer, and the Collateral Trustee shall consent to any such change in the Lockbox Account; provided that (i) the Collateral Trustee shall have received from the Transferor or the Servicer written notice of such change at least 30 days prior to the proposed effective date of such change and (ii) the Lockbox Processor chosen to maintain such new Lockbox Account shall enter into a Lockbox Agreement with the Transferor, the Servicer and the Collateral Trustee, substantially similar to Exhibit E.

                  (g) Remittances. As soon as practicable but in any event not later than the Business Day following the date of establishment by the Servicer that any of the collected funds received in any of the Lockboxes do not constitute Collections on account of the Included Leases, such monies which do not constitute such Collections shall be remitted to or at the direction of the Transferor.

                  Section 3.3 Servicer Advances. For each Monthly Period, if the Servicer determines that any Scheduled Payment (or portion thereof) which was due and payable pursuant to an Included Lease during such Monthly Period was not received prior to the end of such Monthly Period, the Servicer may make a Servicer Advance in an amount up to the amount of such delinquent Scheduled Payment (or portion thereof), to the extent that in its sole discretion it determines that it can recoup such amount from subsequent collections under the related Included Lease. The Servicer will deposit any Servicer Advances into the Collection Account on or prior to 11:00 a.m. (New York City time) on the related Transfer Date, in immediately available funds. The Servicer will be entitled to be reimbursed for Servicer Advances pursuant to Section 4.3(d).

                  Section 3.4 Realization Upon Defaulted Lease. The Servicer will use its best efforts consistent with its customary and usual practices and procedures in its servicing of equipment leases to repossess or otherwise comparably convert the ownership of any Equipment relating to a Defaulted Lease and will act as sales and processing agent for Equipment which it repossesses. The Servicer will follow such other practices and procedures as it deems necessary or advisable and as are customary and usual in its servicing of equipment leases and other actions by the Servicer in order to realize upon such Equipment, which practices and procedures may include reasonable efforts to enforce all obligations of Lessees and repossessing and selling such Equipment at public or private sale in circumstances other than those described in the preceding sentence. Without limiting the generality of the foregoing, the Servicer may sell any such Equipment to the Servicer or its Affiliates for a purchase price equal to the then fair market value thereof. In any case in which any such Equipment has suffered damage, the Servicer will not expend funds in connection with any repair or towards the repossession of such Equipment unless it determines in its discretion that such repair and/or repossession will increase the Liquidation Proceeds by an amount greater than the amount of such expenses. The Servicer will remit to the Collection Account the Liquidation Proceeds received in connection with the sale or disposition of Equipment relating to a Defaulted Lease in accordance with Section 4.3(a).

                  Section 3.5  Maintenance of Insurance Policies.  The
                               ---------------------------------
Servicer will use its best efforts to ensure that each Lessee maintains an Insurance Policy with respect to the related Equipment in an amount at least equal to the sum of the Discounted Lease and Residual Balance of the related Included Lease; provided that the Servicer, in accordance with its customary servicing procedures, may allow Lessees to self-insure. Additionally, the Servicer will require that each Lessee maintain physical damage and liability insurance during the term of each Included Lease in amounts and against risks customarily insured against by the Lessee on equipment owned by it. If a Lessee fails to maintain physical damage and liability insurance, the Servicer may purchase and maintain such insurance on behalf of, and at the expense of, the Lessee. In connection with its activities as Servicer of the Included Leases, the Servicer agrees to present, on behalf of itself, the Trust and the

Holders, claims to the insurer under each Insurance Policy and any such liability policy, and to settle, adjust and compromise such claims, in each case, consistent with the terms of each Included Lease. The Servicer's Insurance Policies with respect to the related Equipment will insure against liability for personal injury and property damage relating to such Equipment, will name the Trustee as an insured thereunder.

                  Section 3.6 Representations and Warranties of Servicer. The Servicer represents and warrants to the Trust, the Trustee and the Holders that, as of the Initial Closing Date and each subsequent Closing Date and on each Addition Date, insofar as any of the following affects the Servicer's ability to perform its obligations pursuant to this Agreement in any material respect:

                  (a) Organization and Good Standing. The Servicer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with all requisite corporate power and authority to own its properties and to conduct its business as presently conducted and to enter into and perform its obligations pursuant to this Agreement.

                  (b) Due Qualification. The Servicer is qualified to do business as a foreign corporation, is in good standing, and has obtained all licenses and approvals as required under the laws of, all states in which the ownership or lease of its property, the performance of its obligations pursuant to this Agreement or the other conduct of its business requires such qualification, standing, license or approval, except to the extent that the failure to so qualify, maintain such standing or be so licensed or approved would not, in the aggregate, materially and adversely affect the ability of the Servicer to comply with this Agreement or to perform its obligations hereunder or adversely effect the enforceability of the Included Leases.

                  (c) Power and Authority. The Servicer has the corporate power and authority to execute and deliver this Agreement and to carry out its terms. The Servicer has duly authorized the execution, delivery and performance of this Agreement by all requisite corporate action.

                  (d) No Violation. The consummation of the transactions contemplated by, and the fulfillment of the terms of, this Agreement by the Servicer (with or without notice or lapse of time) will not (i) conflict with, result in any breach of any of the terms or provisions of, or constitute a default under, the certificate of incorporation or by-laws of the Servicer, or any term of any indenture, agreement, mortgage, deed of trust or other instrument to which the Servicer is a party or by which it is bound, (ii) result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, or (iii) violate any law, regulation, order, writ, judgment, injunction, decree, determination or award of any Governmental Authority applicable to the Servicer or any of its properties.

                  (e) No Consent. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any Governmental Authority having jurisdiction over the Servicer or any of its properties is required to be obtained by or with respect to the Servicer in order for the Servicer to enter into this Agreement or perform its obligations hereunder.

                  (f) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Servicer, enforceable against the Servicer in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights generally and
         (ii) general principles of equity (whether considered in a suit at law or in equity).

                  (g) No Proceedings. There are no proceedings or investigations pending, or, to the best of the Servicer's knowledge, threatened against the Servicer, before any Governmental Authority (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that might (in the reasonable judgment of the Servicer) materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement.

                  (h) Location of Lease Files. Except as provided in the Custodian Agreement, the Lease Files shall remain at all times in the possession of the Custodian or the Trustee.

                  Section 3.7 Covenants of Servicer. The Servicer hereby covenants that:

                  (a) Lease Files. The Servicer will, at its own cost and expense, maintain all Lease Files with the Custodian in accordance with the terms of the Custodian Agreement. Without limiting the generality of the preceding sentence, the Servicer will not dispose of any documents constituting the Lease Files in any manner which is inconsistent with the performance of its obligations as the Servicer pursuant to this Agreement and will not dispose of any Included Lease except as contemplated by this Agreement.

                  (b) Compliance with Law. The Servicer will comply, in all material respects, with all laws and regulations of any Governmental Authority applicable to the Servicer or the Included Leases and related Equipment and Lease Files or any part thereof; provided that the Servicer may contest any such law or regulation in any reasonable manner which will not materially and adversely affect the value of (or the rights of the Trustee on behalf of the Holders, with respect to) the Trust Assets.

                  (c) Preservation of Security Interest. The Servicer will execute and file such financing and continuation statements and any other documents reasonably requested by the Trustee to be filed or which may be required by any law or regulation of any Governmental Authority to preserve and protect fully the interest of the Trustee in, to and under the Trust Assets; provided that the Servicer will not be required (i) to file any financing or continuation statements with respect to the Equipment in any jurisdiction other than the Filing Locations.

                  (d) Obligations with Respect to Included Leases. The Servicer will duly fulfill and comply with, in all material respects, all obligations on the part of the "lessor" to be fulfilled or complied with under or in connection with each Included Lease and will do nothing to impair the rights of the Trustee and the Holders in, to and under the Trust Assets. The Servicer will perform such obligations under the Included Leases and will not change or modify the Included Leases, except as otherwise provided herein and except insofar as any such failure to perform, change or modification would not materially and adversely affect the value of (or the rights of the Trustee, on behalf of the Holders, with respect to) the Included Leases or the related Equipment.

                  (e) No Bankruptcy Petition. The Servicer agrees that, prior to the date that is one year and one day after the payment in full of all amounts owing in respect of all outstanding Notes, it will not institute against the Transferor, or the Trust, or join any other Person in instituting against the Transferor or the Trust, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any state of the United States. This Section 3.7(e) will survive the termination of this Agreement.

                  Section 3.8 Servicing Compensation. As compensation for its servicing activities hereunder and reimbursement for its expenses as set forth in Section 3.9, the Servicer shall be entitled to receive a monthly servicing fee in respect of any Monthly Period (or portion thereof) prior to the termination of the Trust pursuant to Section 12.1 (with respect to each Monthly

Period, the "Monthly Servicing Fee") equal to one-twelfth of the product of (A) the Servicing Fee Percentage and (B) the Aggregate Pool Balance on the first day of such Monthly Period.

                  Section 3.9 Payment of Certain Expenses by Servicer. The Servicer will be required to pay all expenses incurred by it in connection with its activities under this Agreement, including fees and disbursements of independent accountants, the Trustee, the Collateral Trustee, taxes imposed on the Servicer, expenses incurred in connection with payments and reports pursuant to this Agreement, and all other fees and expenses not expressly stated under this Agreement for the account of the Trust or the Transferor, but excluding Liquidation Expenses incurred as a result of activities contemplated by Section
3.4. The Servicer will be required to pay all reasonable fees and expenses owing to the Trustee and the Collateral Trustee in connection with the maintenance of the Trust Accounts. The Servicer shall be required to pay such expenses for its own account and shall not be entitled to any payment therefor other than the Monthly Servicing Fee.

                  Section 3.10  Monthly Statement; Annual Report.

                  (a) Monthly Statement. With respect to each Distribution Date and the related Monthly Period, the Servicer will provide to the Trustee and each Rating Agency, on the related Determination Date, a monthly statement (a "Monthly Statement"), signed by a Responsible Officer of the Servicer and substantially in the form of Exhibit F and such other information as may be specified in a Supplement.

                  (b) Annual Summary Statement. The Servicer will provide to the Trustee, each Rating Agency and each Enhancement Provider, on or prior to March 31 of each year, commencing March 31, 1996, a cumulative summary of the information required to be included in the Monthly Statements for the Monthly Periods ending during the immediately preceding calendar year.

                  Section 3.11  Annual Statement as to Compliance.  The
                                ---------------------------------
Servicer will provide to the Trustee, each Rating Agency and each Enhancement Provider, on or prior to March 31 of each year, commencing March 31, 1996, an annual report signed by a Responsible Officer of the Servicer stating that (a) a review of the activities of the Servicer, and the Servicer's performance pursuant to this Agreement, for the period ending on the last day of the immediately preceding calendar year has been made under such Person's supervision and (b) to the best of such Person's knowledge, based on such review, the Servicer has performed or has caused to be performed in all material respects all of its obligations under this Agreement throughout such year and no Servicer Default has occurred and is continuing (or, if a Servicer Default has so occurred and is continuing, specifying each such event, the nature and status thereof and the steps necessary to remedy such event, and, if a Servicer Default occurred during such year and no notice thereof has been given to the Trustee, specifying such Servicer Default and the steps taken to remedy such event).

                  Section 3.12 Annual Independent Public Accountant's Servicing Reports. The Servicer will cause a firm of nationally recognized independent public accountants (who may also render other services to the Servicer) to furnish to the Trustee, each Rating Agency, and each Enhancement Provider, on or prior to March 31 of each year, commencing March 31, 1996, (i) a report relating to the previous calendar year to the effect that (a) such firm has reviewed certain documents and records relating to the servicing of the Included Leases, and (b) based on such examination, such firm is of the opinion that the Monthly Statements for such year were prepared in compliance with this Agreement, except for such exceptions as it believes to be immaterial and such other exceptions as will be set forth in such firm's report and (ii) a report covering the preceding calendar year to the effect that such accountants have applied certain procedures agreed upon by the Servicer and such accountants to certain documents and records relating to the servicing of Accounts under this Agreement, compared the information contained in the Servicer's certificates delivered during the period covered by such report with such documents and records in each case as specified in Exhibit G and that no matters came to the attention of such accountants that caused them to believe that such servicing was not conducted in compliance with Article III, Article IV and Article VIII of this Agreement, except for such exceptions as such accountants shall believe to be immaterial and such other exceptions as shall be set forth in such statement. A copy of such report may be obtained by any Noteholder by a request in writing to the Trustee addressed to the Corporate Trust Office. In addition, the Servicer shall cause such accountants to furnish a copy of such report to each Rating Agency and to each Enhancement Provider.

                  Section 3.13 Tax Treatment. The Transferor has structured this Agreement and the Notes to facilitate a secured, credit-enhanced financing on behalf of the Transferor on favorable terms with the intention that the Notes will constitute indebtedness of the Transferor for federal income and state and local tax purposes and the Trust shall be treated as a "security device" for such purposes. The Transferor, the Servicer, each Holder and each Note Owner agree to treat and to take no action inconsistent with the treatment of the Notes (or any beneficial interest therein) as indebtedness for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income. Each Holder, by accepting its Note or the Transferor Interest, as the case may be, and each Note Owner, by acquiring a beneficial interest in a Note, agrees to be bound by the provisions of this
Section 3.13. Each Noteholder will cause any Note Owner acquiring an interest in a Note through it to comply with this Agreement as to treatment as indebtedness under applicable tax law, as described in this

Section 3.13. Furthermore, subject to Section 11.11, the Trustee shall not file tax returns or obtain an employer identification number on behalf of the Trust.

                  Section 3.14 Adjustments. If (i) the Servicer makes a deposit into the Collection Account in respect of a Collection of an Included Lease and such Collection was received by the Servicer in the form of a check which is not honored for any reason or (ii) the Servicer makes a mistake with respect to the amount of any Collection and deposits an amount that is less than or more than the actual amount of such Collection, the Servicer shall appropriately adjust the amount subsequently deposited into the Collection Account to reflect such dishonored check or mistake. Any Scheduled Payment in respect of which a dishonored check is received shall be deemed not to have been paid.


                                   ARTICLE IV

                      RIGHTS OF NOTEHOLDERS AND ALLOCATION
                         AND APPLICATION OF COLLECTIONS

                  Section 4.1  Rights of Holders.

                  (a) The Notes. The Notes shall represent indebtedness secured by the Trust Assets and an obligation to pay the Noteholders Note Interest and Note Principal out of the Trust Assets, which, with respect to each Series, shall consist of the right to receive, to the extent necessary to make the required Note Principal, Note Interest and any other payments with respect to the Notes of such Series at the times and in the amounts specified in the related Supplement, the portion of Collections allocable to Noteholders of such Series pursuant to this Agreement and such Supplement, funds on deposit in the Collection Account allocable to Noteholders of such Series pursuant to this Agreement and such Supplement, funds on deposit in any related Series Account and funds available pursuant to any related Enhancement, it being understood that the Notes of any Series or Class shall not represent any interest in any Series Account or Enhancement for the benefit of any other Series or Class. The Transferor Interest shall represent the interest in the remainder of the Trust Assets not allocated pursuant to this Agreement or any Supplement to the Noteholders, including the right to receive Collections with respect to the Included Leases and other amounts at the times and in the amounts specified in this Agreement or any Supplement to be paid to the holder of the Transferor Interest, provided, however, that the Transferor Interest shall not represent any interest in the Collection Account, any Series Account or any Enhancement, except as specifically provided in this Agreement or any Supplement.

                  (b) No Recourse. No recourse may be taken, directly or indirectly, with respect to the obligations of the Transferor, the Trustee or the Collateral Trustee on the Notes or under this

Agreement or any certificate or other writing delivered in connection herewith or therewith, against: (i) the Trustee or the Collateral Trustee in its individual capacity; (ii) any owner of a beneficial interest in the Transferor; or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Trustee or the Collateral Trustee in their individual capacities, any holder of a beneficial interest in the Transferor, the Trustee or the Collateral Trustee or of any successor or assign of the Trustee or the Collateral Trustee in their individual capacities (or any of their successors or assigns), except as any such Person may have expressly agreed (it being understood that the Trustee and the Collateral Trustee have no such obligations in their individual capacities) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any instalment or call owing to such entity.

                  Section 4.2  Establishment of Accounts.

                  (a) The Collection Account.  The Servicer,  for the benefit of the Noteholders and the Holder of the Transferor Interest, shall establish and maintain in the name of the Collateral Trustee on behalf of the Noteholders and the Holder of the Transferor Interest, or cause to be established and maintained, with an office or branch located in the state designated by the Servicer of a depository institution or trust company (which may include the Collateral Trustee) organized under the laws of the United States of America or any one of the states thereof a non-interest bearing segregated deposit account (the "Collection Account") bearing a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Noteholders and the Holder of the Transferor Interest; provided, however, that at all times the certificates of deposit, short-term deposits or commercial paper or the long-term unsecured debt obligations (other than such obligation whose rating is based on collateral or on the credit of a Person other than such depository institution or trust company) of such depository institution or trust company if other than the Collateral Trustee or First Union National Bank of North Carolina, shall have a credit rating from the Rating Agency or Agencies for each Series outstanding hereunder of P-1, A-1+, as applicable, respectively, in the case of the certificates of deposit, short-term deposits or commercial paper, or a rating from the applicable Rating Agency of Aaa or AAA, as applicable, in the case of the long-term unsecured debt obligations, and which is a member of the FDIC (each of First Union National Bank of North Carolina, the Collateral Trustee or any such depository institution trust company, a "Qualified Institution"). The Supplement for a Series may require the Collateral Trustee to establish and maintain, for administrative purposes only, other Series Accounts for such Series bearing a designation clearly indicating that the funds allocated thereto are held in trust for the benefit of the Noteholders of such Series. Pursuant to authority granted to it pursuant to subsection 3.1(b), the Servicer shall have the power, revocable by the Trustee, to withdraw funds from the Collection Account for the purposes of carrying out its duties hereunder.

                  (b) Establishment of the Excess Funding Account. The Servicer, for the benefit of the Noteholders and the Holder of the Transferor Interest, shall establish and maintain or cause to be established and maintained in the name of the Collateral Trustee, on behalf of the Noteholders and the Holder of the Transferor Interest, with a Qualified Institution designated by the Servicer, a segregated trust account within the corporate trust department of such Qualified Institution (the "Excess Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Noteholders and the Holder of the Transferor Interest. The Collateral Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Excess Funding Account and in all proceeds thereof. Pursuant to the authority granted to it pursuant to subsection 3.1(b), the Servicer shall have the power, revocable by the Trustee, to withdraw funds and to instruct the Trustee to withdraw funds from the Excess Funding Account for the purposes of carrying out its duties hereunder.

                  (c) Establishment of the Tax Escrow Account. The Servicer, for the benefit of the Noteholders and the Holder of the Transferor Interest, shall establish and maintain or cause to be established and maintained in the name of the Collateral Trustee, on behalf of the Noteholders and the Holder of the Transferor Interest, with a Qualified Institution designated by the Servicer, a segregated trust account within the corporate trust department of such Qualified Institution (the "Tax Escrow Account"), bearing a designation clearly indicating that the funds deposited therein are held in trust for the purpose of paying the underlying tax obligations. The Collateral Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Tax Escrow Account and in all proceeds thereof. Pursuant to the authority granted to it pursuant to subsection 3.1(b), the Servicer shall have the power, revocable by the Trustee, to withdraw funds and to instruct the Trustee to withdraw funds from the Tax Escrow Account for the purposes of carrying out its duties hereunder.

                  (d) Failure of Institution to Qualify. If any institution with which any of the accounts established pursuant to this Section 4.2 are established ceases to be a Qualified Institution, the Servicer or the Collateral Trustee (as the case may be) shall within 10 Business Days establish a replacement account at a Qualified Institution after notice thereof.

                  (e) Amounts in Excess Funding Account. Amounts on deposit in the Excess Funding Account on any Business Day will be invested, at the written direction of the Servicer to the Collateral Trustee or the Qualified Institution (with a copy to the Collateral Trustee), in Permitted Investments maturing or available for withdrawal on the next Transfer Day. Earnings from such investments received shall be treated as part of the Available Amount and shall be deposited in the Collection Account. Any investment instructions to the Collateral Trustee or the Qualified Institution may be in writing or made orally and confirmed promptly in writing, shall be deemed to include a certification that the proposed investment is a Permitted Investment that matures at or prior to the date required by this Agreement, and may be given pursuant to standing instructions.

                  (f) Amounts in Collection Account. Amounts on deposit in the Collection Account on any Business Day will be invested, at the written direction of the Servicer to the Collateral Trustee or the Qualified Institution (with a copy to the Collateral Trustee), in Permitted Investments maturing or available for withdrawal on the next Business Day; provided that any portion of such funds that are allocable to a particular Monthly Period may be invested in Permitted Investments maturing on the Transfer Date preceding the Distribution Date on which such funds will be included in the "Available Amount". Earnings from such investments received shall be treated as part of the Available Amount and shall be deposited in the Collection Account. Any investment instructions to the Collateral Trustee or the Qualified Institution may be in writing or made orally and confirmed promptly in writing, shall be deemed to include a certification that the proposed investment is a Permitted Investment that matures at or prior to the date required by this Agreement, and may be given pursuant to standing instructions.

                  (g) Amounts in Tax Escrow Account. Amounts on deposit in the Tax Escrow Account on any Business Day will be invested, at the written direction of the Servicer to the Collateral Trustee or the Qualified Institution (with a copy to the Collateral Trustee), in Permitted Investments maturing or available for withdrawal on the Business Day that the Servicer determines such funds will be required to be withdrawn from such account. Earnings from such investments received shall be treated as part of the Available Amount and shall be deposited in the Collection Account. Any investment instructions to the Collateral Trustee or the Qualified Institution may be in writing or made orally and confirmed promptly in writing, shall be deemed to include a certification that the proposed investment is a Permitted Investment that matures at or prior to the date required by this Agreement, and may be given pursuant to standing instructions.

                  (h) Identification of Accounts. Schedule 4, which is hereby incorporated into and made a part of this Agreement, identifies the Collection Account, the Excess Funding Account, and the Tax Escrow Account by setting forth the account number of such account, the account designation of such account and the name of the institution with which such account has been established.

                  Section 4.3  Collections and Allocations.

                  (a) Collections. The Servicer shall, subject to subsections 4.3(c) and 4.3(d), transfer, or cause to be transferred, all Collections on deposit in the form of available funds in the Lockbox Account to the Collection Account as promptly as possible after the Date of Processing of such Collections, but in no event later than the fourth Business Day following such Date of Processing. The Servicer shall promptly (but in no event later than two Business Days after the Date of Processing thereof) deposit all Collections received directly by it in the Collection Account. The Servicer shall transfer, or cause to be transferred, all Tax Collections on deposit in the form of available funds in the Collection Account to the Tax Escrow Account as promptly as possible after the Date of Processing of such Tax Collections, but in no event later than the fourth Business Day following such Date of Processing. The Servicer shall promptly (but in no event later than two Business Days after the Date of Processing thereof) deposit all Tax Collections received directly by it in the Tax Escrow Account.

                  The Servicer shall allocate such amounts to each Series of Notes and to the Holder of the Transferor Interest in accordance with this
Article IV and shall withdraw the required amounts from the Collection Account or pay such amounts to the Holder of the Transferor Interest or to the other Persons entitled thereto in accordance with this Article IV. The Servicer shall make such deposits or payments on the date indicated therein, if applicable, by wire transfer in immediately available funds or as otherwise provided in the Supplement for any Series with respect to such Series.

                  (b) Initial Deposits. On the Initial Closing Date and on each Addition Date thereafter, the Servicer will deposit (in immediately available funds) into the Collection Account all Collections received after the applicable Cut Off Date and through and including the Initial Closing Date or Addition Date, as the case may be, in respect of Leases being transferred to the Trust on such date.

                  (c) Payments from Tax Escrow Account. The Servicer may from time to time withdraw amounts on deposit in the Tax Escrow Account for the purpose of paying, or reimbursing itself for paying, any taxes allocable to the Included Leases or the related Equipment.

                  (d) Amounts Exempt from Deposit. Notwithstanding Sections 4.3(a) and 4.3(b), the following collections (or portions thereof) are not required to be deposited into the Collection Account:

                      (i) Collections on any Included Leases on which (and to the extent that) the Servicer has previously made a Servicer Advance which has not been reimbursed, which amounts the Servicer may retain (as a reimbursement of such Servicer Advance); and

                     (ii) Collections from any Removed Lease or any Included Lease for which another Included Lease has been substituted as described in Section 2.7, which amounts the Servicer may retain to the extent necessary to reimburse itself for any related Servicer Advance which has not been reimbursed, and the remainder of which amounts the Servicer will pay to the Transferor or Originator, as the case may be.

                  (e) Allocations Prior to Pay Out Event. On each Determination Date prior to a Pay Out Event, the Servicer, by means of a Monthly Payment Instructions and Notification, substantially in the form of Exhibit H, shall instruct the Collateral Trustee to withdraw, and on the succeeding Distribution Date the Collateral Trustee acting in accordance with such instructions shall withdraw, the amounts required to be withdrawn from the Collection Account pursuant to this Section in order to make the following payments or allocations from the Available Amount for the related Distribution Date (in each case, such payment or transfer to be made only to the extent funds remain available therefor after all prior payments and transfers for such Distribution Date have been made), in the following order of priority:

                      (i) pay to the Servicer, the amount of any Unreimbursed Servicer Advance;

                     (ii) pay to the Servicer the Monthly Servicing Fee for the preceding Monthly Period together with any amounts in respect of the Monthly Servicing Fee that were due in respect of prior Monthly Periods that remain unpaid;

                    (iii) pay to each Hedging Counterparty the amount owing to such Hedging Counterparty under the related Interest Rate Hedge for the Accrual Period ending on such Distribution Date, together with any such amounts that were due in respect of prior Accrual Periods that remain unpaid (excluding, in each case, any amounts owing in respect of termination payments (other than Hedge Termination Payments), liquidated damages and gross-ups); provided that if the Available Amount remaining to be allocated pursuant to this Section 4.3(e)(iii) is less than the full amount required to be so allocated, such remaining Available Amount shall be allocated to each Hedging Counterparty pro rata based on the amount owing to it;

                     (iv) allocate to each Series an amount equal to Note Interest accrued in respect thereof for the Accrual Period ending on such Distribution Date, together with any such amounts that accrued in respect of prior Accrual Periods for which no allocation was previously made; provided that if the Available Amount remaining to be allocated pursuant to this Section 4.3(e)(iv) is less than the full amount required to be so allocated, such remaining Available Amount shall be allocated to each Series in accordance with its Series Share thereof;

                      (v) allocate to each Series which was as of the first day of the preceding Monthly Period an Amortizing Series or an Accumulating Series its Target Repayment Amount for such Monthly Period, together with any such amounts that were due in respect of prior Monthly Periods for which no allocation was previously made; provided that if the Available Amount remaining to be allocated pursuant to this Section 4.3(e)(v) is less than the full amount required to be so allocated, such remaining Available Amount shall be allocated to each Series in accordance with its Series Share thereof; and

                     (vi) allocate any remaining Available Amount to the Excess Funding Account.

                  (f) Allocations after a Pay Out Event. On each Determination Date after the occurrence of a Pay Out Event, the Servicer, by means of a Monthly Payment Instructions and Notification, substantially in the form of Exhibit H, shall instruct the Collateral Trustee to withdraw, and on the succeeding Distribution Date the Collateral Trustee acting in accordance with such instructions shall withdraw, the amounts required to be withdrawn from the Collection Account pursuant to this Section in order to make the following payments or allocations from the Available Amount for the related Distribution Date (in each case, such payment or transfer to be made only to the extent funds remain available therefor after all prior payments and transfers for such Distribution Date have been made), in the following order of priority:

                      (i) pay to the Servicer, the amount of any Unreimbursed Servicer Advance;

                     (ii) pay to the Servicer the Monthly Servicing Fee for the preceding Monthly Period together with any amounts in respect of the Monthly Servicing Fee that were due in respect of prior Monthly Periods that remain unpaid;

                    (iii) pay to each Hedging Counterparty the amount owing to such Hedging Counterparty under the applicable Interest Rate Hedge for the Accrual Period ending on such Distribution Date, together with any such amounts that were due in respect of prior Accrual Periods that remain unpaid (excluding, in each case, any amounts owing in respect of termination payments (other than Hedge Termination Payments), liquidated damages and gross-ups); provided that if the Available Amount remaining to be allocated pursuant to this Section 4.3(f)(iii) is less than the full amount required to be so allocated, such remaining Available Amount shall be allocated to each Hedging Counterparty pro rata based on the amount owing to it;

                     (iv) allocate to each Series an amount equal to Note Interest accrued in respect thereof for the Accrual Period ending on such Distribution Date, together with any such amounts that accrued in respect of prior Accrual Periods for which no allocation was previously made; provided that if the Available Amount remaining to be allocated pursuant to this Section 4.3(f)(iv) is less than the full amount required to be so allocated, such remaining Available Amount shall be allocated to each Series in accordance with its Pay Out Event Series Share thereof;

                      (v) allocate to each Series the remaining Adjusted Principal Amount thereof; provided that if the Available Amount remaining to be allocated pursuant to this Section 4.3(f)(v) is less than the full amount required to be so allocated, such remaining amount shall be allocated to each such Series in accordance with its Pay Out Event Series Share thereof; and

                     (vi) allocate any remaining Available Amount to the Excess Funding Account.

                  (g) Excess Funding Account Prior to a Pay Out Event. On each Business Day prior to a Pay Out Event, the Servicer shall instruct the Collateral Trustee to withdraw, and on such day the Collateral Trustee acting in accordance with such instructions shall withdraw, the amounts required to be withdrawn from the Excess Funding Account pursuant to this Section in order to make the following payments or allocations from the amount on deposit therein on such day up to the Available Excess Funding Amount on such day (in each case, such payment or transfer to be made only to the extent funds remain available therefor after all prior payments and transfers for such day have been made and after giving effect to any Additional Leases transferred to the Trust on such day), in the following order of priority:

                      (i) allocate to each Series which is a Variable Funding Series such amount, if any, as shall be directed by the Servicer to be applied in accordance with the terms of the related Supplement to reduce the Principal Amount thereof;

                     (ii) allocate to each Series an amount equal to any amounts then due and payable in respect of any Reserve Funding Requirement thereunder or any Accelerated Funding Requirement thereunder; provided that if the Available Excess Funding Amount remaining to be allocated pursuant to this Section 4.3(g)(ii) is less than the full amount required to be so allocated, such remaining amount shall be allocated to each Series in accordance with its Series Share thereof;

                    (iii) allocate to each Series an amount equal to any amounts then due and payable in respect of fees and expenses owing in respect thereof; provided that if the Available Excess Funding Amount remaining to be allocated pursuant to this Section 4.3(g)(iii) is less than the full amount required to be so allocated, such remaining amount shall be allocated to each Series in accordance with its Series Share thereof;

                     (iv) pay to each Hedging Counterparty any unpaid amounts owing to such Hedging Counterparty under the related Interest Rate Hedge; provided that if the Available Amount remaining to be allocated pursuant to this Section 4.3(g)(iv) is less than the full amount required to be so allocated, such remaining Available Amount shall be allocated to each Hedging Counterparty pro rata based on the amount owing to it; and

                      (v) So long as no event which, with the passage of time or the giving of notice or both, would be a Pay Out Event or an Accelerated Payment Event has occurred and is continuing, pay to the Holder of the Transferor Interest any remaining Available Excess Funding Amount.

                  (h) Excess Funding Account after a Pay Out Event. On each Distribution Date after a Pay Out Event, the Servicer shall instruct the Collateral Trustee to withdraw, and on such day the Collateral Trustee acting in accordance with such instructions shall withdraw, the amounts required to be withdrawn from the Excess Funding Account pursuant to this Section in order to make the following payments or allocations from the amount on deposit therein on such day (in each case, such payment or transfer to be made only to the extent funds remain available therefor after all prior payments and transfers for such day have been made), in the following order of priority:

                      (i) on the first Distribution Date following the Monthly Period in which a Pay Out Event occurs the entire balance in the Excess Funding Account shall be treated as part of the Available Amount on such day and shall be distributed pursuant to Section 4.3(f);

                     (ii) on each subsequent Distribution Date, pay to the Trustee any unpaid fees and expenses owing to it hereunder;

                    (iii) on each subsequent Distribution Date, allocate to each Series an amount equal to any amounts then due and payable in respect of fees and expenses owing in respect thereof; provided that if the amount remaining to be allocated pursuant to this Section 4.3(h)(iii) is less than the full amount required to be so allocated, such remaining amount shall be allocated to each Series in accordance with its Series Share thereof;

                     (iv) on each Distribution Date to occur after all amounts owing in respect of all outstanding Series have been repaid in full, pay to each Hedging Counterparty any unpaid amounts owing to such Hedging Counterparty under the related Interest Rate Hedge; provided that if the Available Amount remaining to be allocated pursuant to this
         Section 4.3(h)(iv) is less than the full amount required to be so allocated, such remaining Available Amount shall be allocated to each Hedging Counterparty pro rata based on the amount owing to it; and

                      (v) on each Distribution Date to occur after all amounts owing in respect of all outstanding Series and Interest Rate Hedges have been paid in full, pay to the Holder of the Transferor Interest any remaining amount.

                  Section 4.4  Determination of the Amortizing Pools.

                  (a) On or before the Distribution Date immediately preceding the Amortization Commencement Date for each Series, the Servicer will select a group of Included Leases (or portions thereof), to be used to establish a repayment schedule for such Series (each such group, an "Amortizing Pool") in accordance with the following criteria and procedures:

                         (i) The Servicer shall make such selection from among those Included Leases that are not then assigned to another Amortizing Pool (unless the Principal Amount of the related Series has been repaid in full) and are not then Defaulted Leases.

                        (ii) The aggregate number of Included Leases (or portions thereof) shall be such as to provide an Aggregate Pool Balance for such Amortizing Pool at least equal to the Principal Amount of such Series as of the related Amortization Commencement Date.

                       (iii) If and to the extent Additional Selection Criteria are specified in the Supplement for such Series, the Servicer shall use such criteria.

                        (iv) Except as specified above in this Section, the Servicer shall have complete discretion when selecting Included Leases for inclusion in an Amortizing Pool.

                  (b) Upon the payment in full of the related Principal Amount, any Included Leases (or portions thereof) remaining outstanding in such Amortizing Pool shall be released from such Amortizing Pool.

                  (c) It is understood that the allocation of specific Included Leases (or portions thereof) to a particular Amortizing Pool and Series is solely for the purpose of establishing a target repayment schedule for such Series and of allocating the

Available Amount prior to a Pay Out Event and does not give any such Series any preference or priority with respect to the Included Leases (or portions thereof) allocated to the related Amortizing Pool.

                  Section 4.5 Interest Rate Hedges. (a) The Servicer may from time to time designate Persons to become additional Hedging Counterparties hereunder, provided that (i) when designating such additional Hedging Counterparty, the Servicer shall deliver to the Trustee an Opinion of Counsel as to the due authorization, execution and delivery and validity and enforceability of the Interest Rate Hedge with such additional Hedging Counterparty and (ii) at the time of such designation, the long term unsecured debt or long term certificate of deposit rating assigned to such additional Hedging Counterparty, shall be at least A by Standard & Poor's and A2 by Moody's.

                  (b) In the event that the long term unsecured debt or long term certificate of deposit rating of a Hedging Counterparty is withdrawn or reduced below A by Standard & Poor's or is withdrawn or reduced below A2 by Moody's, then within 30 days after receiving notice of such decline in creditworthiness, either (x) such Hedging Counterparty, at its own expense, will obtain a Replacement Interest Rate Hedge or (y) the Trustee, at the direction of the Servicer to do either of the following, shall either (i) with the prior written confirmation of the Rating Agency that such action will not result in a reduction or withdrawal of the rating of any Class of Notes, use its best efforts to (A) cause such Hedging Counterparty to pledge securities in the manner provided by applicable law or (B) otherwise cause to be pledged securities, which shall be held by the Trustee, its custodian, or its agent free and clear of the Lien of any third party, in a manner conferring on the Trustee a perfected first Lien in such securities securing the Hedging Counterparty's performance of its obligations under the Interest Rate Hedge, or (ii) provided that a Replacement Interest Rate Hedge or Qualified Substitute Arrangement meeting the requirements of Section 4.5(c) has been obtained, (A) provide written notice to the Hedging Counterparty of its intention to terminate the Interest Rate Hedge within such 30-day period and (B) terminate the Interest Rate Hedge within such 30-day period, request the payment to it of all amounts due to the Trust under the Interest Rate Hedge through the termination date and deposit any such amounts so received, on the day of receipt, to the Collection Account, or (iii) use reasonable efforts to establish any other arrangement satisfactory to the Rating Agency including collateral, guarantees or letters of credit, which arrangement will result in the Rating Agency's not reducing or withdrawing the then rating of any Class of Notes (a "Qualified Substitute Arrangement"); provided, however, that in the event at any time any alternative arrangement established pursuant to clause (x) or (y)(i) or (y)(iii) above shall cease to be satisfactory to the Rating Agency, then the provisions of this
Section 4.5(b) shall again be applied and in connection therewith the 30-day period referred to above shall commence on the date the Servicer receives notice of such cessation or termination, as the case may be.

                  (c) Unless an alternative  arrangement  pursuant to clause (x)
or (y)(i) of Section 4.5(b) is being established, the Trustee, at the direction of the Servicer shall use its best efforts to obtain a Replacement Interest Rate Hedge or Qualified Substitute Arrangement meeting the requirements of this
Section 4.5(c) during the 30-day period referred to in Section 4.5(b). The Trustee shall not at any time terminate the Interest Rate Hedge unless, prior to such termination, the Trustee or the Servicer has obtained (i) a Replacement Interest Rate Hedge or Qualified Substitute Arrangement, (ii) to the extent applicable, an Opinion of Counsel as to the due authorization, execution, delivery, validity and enforceability of such Replacement Interest Rate Hedge or Qualified Substitute Arrangement, as the case may be, and (iii) a letter from the Rating Agency confirming that the termination of the Interest Rate Hedge and its replacement with such Replacement Interest Rate Hedge or Qualified Substitute Arrangement will not adversely affect its rating of any Class of Notes.

                  (d) The Servicer shall notify the Trustee and the Rating Agency within five Business Days after obtaining knowledge that the long term unsecured debt or the long term certificate of deposit rating of a Hedging Counterparty has been withdrawn or reduced by Standard & Poor's or Moody's.

                  (e) Notwithstanding the foregoing, the Servicer may at any time obtain a Replacement Interest Rate Hedge, provided that the Servicer delivers to the Trustee (i) an Opinion of Counsel as to the due authorization, execution and delivery and validity and enforceability of such Replacement Interest Rate Hedge and (ii) a letter from the Rating Agency confirming that the termination of the then current Interest Rate Hedge and its replacement with such Replacement Interest Rate Hedge will not adversely affect its rating of any Class of Notes. Upon the effectiveness of a Replacement Interest Rate Hedge, the Trustee is authorized to reconvey the benefits of the replaced Interest Rate Hedge to the Transferor.

                  (f) The Trustee on behalf of the Trust hereby appoints each Hedging Counterparty to perform the duties of the calculation agent under the related Interest Rate Hedge.


                  [THE REMAINDER OF ARTICLE IV IS RESERVED AND
                      SHALL BE SPECIFIED IN ANY SUPPLEMENT
                           WITH RESPECT TO ANY SERIES]

                                    ARTICLE V

                        [ARTICLE V IS RESERVED AND SHALL
                         BE SPECIFIED IN ANY SUPPLEMENT
                           WITH RESPECT TO ANY SERIES]


                                   ARTICLE VI

                                    THE NOTES

                  Section 6.1 The Notes and the Transferor Interest. The Notes of each Series and any Class thereof shall be issued in fully registered form and shall be substantially in the form of the exhibits with respect thereto attached to the related Supplement. The Transferor Interest shall be evidenced by book-entry notation in the Register. The Notes shall, upon issue, be executed, authenticated and delivered by the Trustee. The Notes shall be issuable in a minimum denomination of $1,000 principal amount and integral multiples thereof, unless otherwise provided in any Supplement, and the Notes of each Series shall be issued upon initial issuance in an aggregate original principal amount equal to the Initial Principal Amount of such Series. Each Note shall be executed by manual or facsimile signature on behalf of the Trust by a Responsible Officer of the Trustee. Any Note bearing the manual or facsimile signature of the individual who was, at the time when such signature was affixed, authorized to sign on behalf of the Trustee shall not be rendered invalid, notwithstanding that such individual has ceased to be so authorized prior to the authentication and delivery of such Note or does not hold such office at the date of such Note. No Note shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by or on behalf of the Trustee by the manual or facsimile signature of a Responsible Officer, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder. All Notes shall be dated the date of their authentication.

                  Section 6.2 Authentication of Notes and Transferor Interest. Contemporaneously with the initial transfer of the Original Leases and the other initial Trust Assets to the Trust, the Trustee shall authenticate and deliver the initial Series of Notes. The Trustee shall evidence the Transferor Interest of the Transferor by notation in the Register simultaneously with its delivery to or upon the order of the Transferor of the initial Series of Notes. The Notes shall be duly authenticated by or on behalf of the Trustee.

                  Section 6.3 Registration of Transfer and Exchange of Notes. (a) The Trustee shall cause to be kept at the office or agency to be maintained by a transfer agent and registrar (the

"Transfer  Agent and  Registrar")  in accordance  with the provisions of Section
11.16 a register (the "Register") in which, subject to such reasonable regulations as it may prescribe, the Transfer Agent and Registrar shall provide for the registration of the Notes and of transfers and exchanges of the Notes as herein provided. The Trustee is hereby initially appointed Transfer Agent and Registrar for the purpose of registering the Notes and transfers and exchanges of the Notes as herein provided. The Trustee shall be permitted to resign as Transfer Agent and Registrar upon 30 days written notice to the Transferor. In the event that the Trustee shall no longer be the Transfer Agent and Registrar, the Transferor shall appoint a successor Transfer Agent and Registrar.

                  Upon surrender for registration of transfer of any Note of any Series at any office or agency of the Transfer Agent and Registrar maintained for such purpose, the Trust shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of such Series in authorized denominations of like aggregate principal amounts.

                  At the option of a Noteholder, Notes of any Series may be exchanged for other Notes of the same Series and authorized denominations of like principal amounts, upon surrender of the Notes to be exchanged at any such office or agency. Whenever any Notes are so surrendered for exchange the Trust shall execute, and the Trustee shall authenticate and deliver the Notes which the Noteholder making the exchange is entitled to receive. Every Note presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Noteholder thereof or his attorney duly authorized in writing.

                  No service charge shall be made for any registration of transfer or exchange of Notes, but the Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Notes.

                  All Notes surrendered for registration of transfer or exchange shall be canceled and disposed of in the Trustee's customary manner.

                  (b) It is the understanding of the parties to this Agreement that AFG has particular expertise in performing the functions given by this Agreement to the Servicer and that the Noteholders will be purchasing Notes relying on its exercising such expertise in performing such functions. As provided in Sections 8.5 and 8.7, the Servicer is not permitted to resign, except as otherwise permitted in such sections. Except as provided in Section 6.12, Section 6.14 and Section 7.2, the Transferor Interest, or any interest therein, shall not be transferred, assigned, exchanged, or otherwise transferred, unless (i) the Rating Agency Condition will have been satisfied with respect thereto, (ii) the Transferor will have delivered to the Trustee an Officer's Certificate to the effect that, based upon the facts known to such officer at such time, such transfer, assignment or exchange will not cause a Pay Out Event and (iii) the Transferor will have delivered to the Trustee a Tax Opinion, and provided, however, in any event, the Transferor shall retain at all times at least 25% in interest of the Transferor Interest (without exclusion for any constituent interests therein) which interest cannot be subordinated to any constituent interests in the Transferor Interest.

                  (c) The Transfer Agent and Registrar will maintain at its expense in the Borough of Manhattan, The City of New York, an office or offices or agency or agencies where Notes may be surrendered for registration of transfer or exchange.

                  Section 6.4 Mutilated, Destroyed, Lost or Stolen Notes. If (a) any mutilated Note is surrendered to the Transfer Agent and Registrar, or the Transfer Agent and Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Note and (b) there is delivered to the Transfer Agent and Registrar and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee that such Note has been acquired by a bona fide purchaser, the Trust shall execute, and the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a new Note of like tenor and aggregate principal amount. In connection with the issuance of any new Note under this Section 6.4, the Trustee or the Transfer Agent and Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Transfer Agent and Registrar) connected therewith. Any duplicate Note issued pursuant to this Section 6.4 shall constitute complete and indefeasible evidence of a right to receive payments from the Trust on the terms set forth therein, as if originally issued, whether or not the lost, stolen or destroyed Note shall be found at any time.

                  Section 6.5 Persons Deemed Owners. Prior to due presentation of a Note for registration of transfer, the Trustee and the Paying Agent, the Transfer Agent and Registrar and any agent of any of them may treat the Person in whose name any Note is registered as the owner of such Note for the purpose of receiving distributions pursuant to Article V (as described in any Supplement) and for all other purposes whatsoever, and neither the Trustee and the Paying Agent, the Transfer Agent and Registrar nor any agent of any of them shall be affected by any notice to the contrary: provided, however, that in determining whether the Holders of Notes evidencing the requisite principal amounts have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by the Transferor, the Servicer or any Affiliate thereof shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes which a Responsible Officer in the Corporate Trust Office of the Trustee actually knows to be so owned shall be so disregarded. Notes so owned which have been pledged in good faith shall not be disregarded and may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Transferor, the Servicer or an Affiliate thereof.

                  Section 6.6 Appointment of Paying Agent. (a) The Paying Agent shall make distributions to Noteholders from a Distribution Account pursuant to
Article V. Any Paying Agent shall have the revocable power to withdraw funds from such Distribution Account for the purpose of making distributions referred to above. The Trustee may revoke such power and remove the Paying Agent for a particular Series, if the Trustee determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. The Paying Agent, unless the Supplement relating to any Series states otherwise, shall initially be the Collateral Trustee. The Collateral Trustee shall be permitted to resign as Paying Agent upon 30 days' written notice to the Transferor. In the event that the Collateral Trustee shall no longer be the Paying Agent, the Transferor shall appoint a successor. Each Paying Agent must be reasonably acceptable to the Transferor, the Trustee and the Servicer. The provisions of Sections 11.1, 11.2 and 11.3 shall apply to the Trustee also in its role as Paying Agent, for so long as the Trustee shall act as Paying Agent.

                  (b) The Trustee shall cause the Paying Agent (other than itself or the Collateral Trustee) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums, if any, held by it for payment to the Noteholders in trust for the benefit of the Noteholders entitled thereto until such sums shall be paid to such Noteholders and shall agree, and if the Collateral Trustee is the Paying Agent it hereby agrees, that it shall comply with all requirements of the Internal Revenue Code regarding the withholding of payments in respect of federal income taxes due from Noteholders and the Holder of the Transferor Interest by the Collateral Trustee.

                  Section 6.7 Access to List of Holders' Names and Addresses. The Trustee will furnish or cause to be furnished by the Transfer Agent and Registrar to the Servicer or the Paying Agent, within five Business Days after receipt by the Trustee of a request therefor from the Servicer or the Paying Agent, respectively, in writing, a list in such form as the Servicer or the Paying Agent may reasonably require, of the names and addresses of the Noteholders as of the most recent Record Date for payment of distributions to Noteholders. If Holders of a principal amount of Notes aggregating not less than 10% of the Principal Amount of the Notes of any Series (the "Applicants") apply in writing to the Trustee, and such application states that the Applicants desire to communicate with other Noteholders of any Series with respect to their rights under this Agreement or under the Notes and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Trustee, after having been indemnified to its satisfaction by such Applicants for its costs and expenses, shall afford or shall cause the Transfer Agent and Registrar to afford such Applicants access during normal business hours to the most recent list of Noteholders held by the Trustee and shall give the Servicer notice that such request has been made, within five Business Days after the receipt of such application. Such list shall be as of a date no more than 45 days prior to the date of receipt of such Applicants' request. Every Noteholder and the Holder of the Transferor Interest, by receiving and holding a Note or the Transferor Interest, as the case may be, agrees that neither the Trustee nor the Transfer Agent and Registrar nor the Transferor nor any of their respective agents shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Noteholders and the Holder of the Transferor Interest hereunder, regardless of the source from which such information was obtained.

                  Section 6.8 Authenticating Agent. (a) The Trustee may appoint one or more authenticating agents with respect to the Notes which shall be authorized to act on behalf of the Trustee in authenticating the Notes in connection with the issuance, delivery, registration of transfer, exchange or repayment of Notes. Whenever reference is made in this Agreement to the authentication of Notes by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an authenticating agent and a certificate of authentication executed on behalf of the Trustee by an authenticating agent. Each authenticating agent must be reasonably acceptable to the Transferor and the Servicer.

                  (b) Any institution succeeding to the corporate agency business of an authenticating agent shall continue to be an authenticating agent without the execution or filing of any paper or any further act on the part of the Trustee or such authenticating agent.

                  (c) An authenticating agent may at any time resign by giving written notice of resignation to the Trustee and to the Transferor. The Trustee may at any time terminate the agency of an authenticating agent by giving notice of termination to such authenticating agent and to the Transferor. Upon receiving such a notice of resignation or upon such a termination, or in case at any time an authenticating agent shall cease to be acceptable to the Trustee or the Transferor or the Servicer, the Trustee promptly may appoint a successor authenticating agent. Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an authenticating agent. No successor authenticating agent shall be appointed unless reasonably acceptable to the Trustee, the Transferor and the Servicer.

                  (d) The Transferor agrees to pay each authenticating agent from time to time reasonable compensation for its services under this Section 6.8.

                  (e) The provisions of Sections 11.1, 11.2 and 11.3 shall be applicable to any authenticating agent.

                  (f) Pursuant to an appointment made under this Section 6.8, the Notes may have endorsed thereon, in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication in substantially the following form:

                  This is one of the Notes described in the Pooling and Servicing Agreement and Indenture of Trust.


                                  as Authenticating Agent for the Trustee,


                                  By:
                                            Authorized Officer

                  Section 6.9 Book-Entry Notes. Unless otherwise provided in any related Supplement, the Notes of any Series upon original issuance, shall be issued in the form of one or more physical Notes representing the Book-Entry Notes, to be delivered to the Clearing Agency specified in the Supplement for such Series, by, or on behalf of, the Transferor. The Notes of each Series shall, unless otherwise provided in the related Supplement, initially be registered on the Register in the name of the nominee of the Clearing Agency, and no Note Owner will receive a definitive certificate representing such Note Owner's interest in the Notes, except as provided in Section 6.11. Unless and until definitive, fully registered Notes of any Series (the "Definitive Notes") have been issued to Note Owners:

                         (i) the provisions of this Section 6.9 shall be in full force and effect with respect to each such Series;

                        (ii) the Transferor, the Servicer, the Paying Agent, the Transfer Agent and Registrar and the Trustee may deal with the related Clearing Agency and the related Clearing Agency Participants for all purposes (including the making of distributions on the Notes of each such Series) as the authorized representatives of such Note Owners;

                       (iii) to the extent that the  provisions  of this Section
         6.9 conflict with any other provisions of this Agreement, the provisions of this Section 6.9 shall control with respect to each such Series; and

                        (iv) the rights of Note Owners of each such Series shall be exercised only through the Clearing Agency and the applicable Clearing Agency Participants and shall be limited to those established by law and agreements between such Note Owners and the Clearing Agency and/or the Clearing Agency Participants. Pursuant to the Depository Agreement applicable to a Series, unless and until Definitive Notes are issued pursuant to Section 6.11, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the Notes to such Clearing Agency Participants.

                  Section 6.10 Notices to Clearing Agent. Whenever notice or other communication to the Noteholders of a Series is required under this Agreement, unless and until Definitive Notes shall have been issued to the Note Owners of such Series, the Trustee shall give all such notices and communications specified herein to be given to Holders of the Notes of such Series to the Clearing Agency.

                  Section 6.11 Definitive Notes Initially Issued as Book-Entry Notes. If (i)(A) the Transferor advises the Trustee in writing that the Clearing Agency is no longer willing or able properly to discharge its responsibilities under the related Depository Agreement, and (B) the Trustee or the Transferor is unable to locate a qualified successor, (ii) the Transferor, at its option, advises the Trustee in writing that it elects to terminate the book-entry system through such Clearing Agency or (iii) after the occurrence of a Pay Out Event, Note Owners of a Series representing beneficial interests aggregating not less than 50% of the Principal Amount of a Series advise the Trustee and the related Clearing Agency through the related Clearing Agency Participants in writing that the continuation of a book-entry system through such Clearing Agency is no longer in the best interests of the Note Owners, the Trustee shall notify all Note Owners of such Series through such Clearing Agency, of the occurrence of any such event and of the availability of Definitive Notes to Note Owners requesting the same. Upon surrender to the Trustee of the Notes of such Series by the related Clearing Agency, accompanied by registration instructions from the related Clearing Agency for registration, the Trustee on behalf of the Trust shall issue the Definitive Notes of such Series. Neither the Transferor nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes of such Series, all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Notes and the Trustee shall recognize the Holders of the Definitive Notes of such Series as Noteholders of such Series hereunder.

                  Section 6.12  Exchange of Transferor Interest.

                  (a) Upon any  Exchange,  the  Transferor  shall,  pursuant  to
Section  6.1,  deliver to the Trustee for  execution  and  authentication  under
Section 6.2, one or more new Series of Notes. Any such Series of Notes shall be substantially in the form specified in the related Supplement and shall bear, upon its face, the designation for the Series to which it belongs, as selected by the Transferor. Except as specified in the related Supplement, all Notes of any Series shall rank pari passu and be equally and ratably entitled as provided herein to the benefits hereof (except that the Enhancement provided for any Series shall not be available for any other Series) without preference, priority or distinction on delivery, all in accordance with terms and provisions of this Agreement and the related Supplement.

                  (b) The  Holder of the  Transferor  Interest  may  direct  the
Trustee in writing to make an appropriate entry in the Register to evidence an exchange of the Transferor Interest for (i) one or more newly issued Series of Notes and (ii) a new Transferor Interest evidenced by book-entry notation in the Register (any such exchange, a "Transferor Exchange"). In addition, to the extent permitted for any Series of Notes as specified in the related Supplement, the Noteholders of such Series may tender their Notes and the Holder of the Transferor Interest may direct the Trustee in writing to make an appropriate entry in the Register to evidence an exchange of the Transferor Interest pursuant to the terms and conditions set forth in such Supplement in exchange for (i) one or more newly issued Series of Notes and (ii) a new Transferor
Interest evidenced by book-entry notation in the Register (a "Principal Exchange"). The Transferor Exchange and Principal Exchange are referred to collectively herein as an "Exchange". The Holder of the Transferor Interest may perform an Exchange by notifying the Trustee in writing at least five days (but in no event less than three Business Days) in advance (an "Exchange Notice") of the date upon which the Exchange is to occur (an "Exchange Date"). Any Exchange Notice shall state the designation of any Series to be issued on the Exchange Date and, with respect to each such Series: (a) its Initial Principal Amount (or the method of calculating such Initial Principal Amount), (b) its Note Rate (or the method of allocating interest payments or other cash flows to such Series), if any, (c) the Enhancement Provider(s), if any, with respect to such Series, and (d) whether such Series is a Replacement Series. On the Exchange Date, the Trustee shall execute, authenticate and deliver any such Series of Notes only upon delivery to it of the following: (a) a Supplement in form satisfactory to the Trustee satisfying the criteria set forth in subsection 6.12(c) executed by the Transferor and specifying the Principal Terms of such Series, (b) the applicable Enhancement, if any, (c) the agreement, if any, pursuant to which the Enhancement Provider(s) agree(s) to provide the Enhancement, if any, (d) a Tax Opinion with respect to the newly issued Series of Notes, (e) proof that the Rating Agency Condition with respect to the Exchange has been satisfied, (f) an Officer's Certificate of the Transferor that on the Exchange Date (i) after giving effect to the Exchange, and any Additional Lease being transferred to the Trust on the Exchange Date pursuant to subsection 2.6(a), no Pay Out Event or an event which with notice or lapse of time or both would constitute a Pay Out Event shall have occurred and (ii) after giving effect to such Exchange, the Asset Base would at least equal the Aggregate Adjusted Principal Amount, and (g) evidence, satisfactory to the Trustee, of any deposit to a Distribution Account required in connection with the issuance of a Replacement Series. Upon satisfaction of such conditions, the Trustee shall cancel the existing Transferor Interest or applicable Notes, as the case may be, and issue or make an appropriate entry in the Register, as the case may be and as provided above, such Series of Notes and a new Transferor Interest, dated the Exchange Date. There is no limit to the number of Exchanges that may be performed under this Agreement.

                  (c) In conjunction with an Exchange, the parties hereto shall execute a Supplement, which shall specify the relevant terms with respect to any newly issued Series of Notes, which may include without limitation: (i) its name or designation, (ii) an Initial Principal Amount or the method of calculating the Initial Principal Amount, (iii) the Note Rate (or formula for the determination thereof), (iv) the Closing Date, (v) the Rating Agency or Agencies rating such Series, (vi) the name of the Clearing Agency, if any, (vii) the rights of the Holder of the Transferor Interest that have been transferred to the Holders of such Series pursuant to such Exchange, (viii) the interest payment date or dates and the date or dates from which interest shall accrue,
(ix) the method of allocating amounts to such Series pursuant to Article IV and, if applicable, with respect to other Series and the method by which the principal amount of Notes of such Series shall amortize or accrue, (x) the names of any accounts to be used by such Series and the terms governing the operation of any such accounts, (xi) the Series Termination Date, (xii) the terms of any Enhancement with respect to such Series, (xiii) the Enhancement Provider(s), if applicable, (xiv) the terms on which the Notes of such Series may be repurchased or remarketed to other investors, (xv) any deposit into any account provided for such Series, (xvi) the number of Classes of such Series, and if more than one Class, the rights and priorities of each such Class, (xvii) the priority of any Series with respect to any other Series, and (xviii) any other relevant terms of such Series (including whether or not such Series will be pledged as collateral for an issuance of any other securities, including commercial paper or whether or not such Series is a Replacement Series) (all such terms, the "Principal Terms" of such Series). The terms of such Supplement may modify or amend the terms of this Agreement solely as applied to such new Series.

                  Section 6.13  Note Transfer Restrictions.

                  (a) Unless otherwise provided in the related Supplement, in the case of any Notes issued by the Trust for which an Opinion of Counsel is not delivered that such Class of Notes will be treated as debt for federal income tax purposes (a "Restricted Note"), no sale, assignment, participation, transfer or other disposition (a "Transfer") of any such Restricted Note (or any interest therein) shall be made unless the Transferor and the Servicer shall have granted their prior consent to such Transfer, which consent shall not be unreasonably withheld. Moreover, in no event shall a transfer of a Restricted Note be permitted to a partnership, S corporation or grantor trust. The Transferor and Servicer shall not approve a Transfer of a Restricted Note and consent will be deemed to be reasonably withheld if the Transfer creates a substantial risk that the Trust would be taxable as a corporation for federal income tax purposes. Any Holder of a Restricted Note which wishes to effect a Transfer must deliver to the Transferor and the Servicer the following representation prior to the
Transfer:

         The Purchaser has neither acquired nor will it sell, trade, assign or otherwise dispose of the Note(s) (or any interest therein) or cause the Note(s) (or any interest therein) to be marketed on or through (i) an "established securities market" within the meaning of section 7704(b)(1) of the Code, including, without limitation, an over-the-counter market or an interdealer quotation system that regularly disseminates firm buy or sell quotations or (ii) a "secondary market" within the meaning of section 7704(b)(2) of the Code, including a market wherein the Notes (or any interests therein) are regularly quoted by any person making a market in such interests and a market wherein any person regularly makes available bid or offer quotes with respect to the Notes (or any interest therein) and stands ready to effect buy or sell transactions at the quoted prices for itself or on behalf of others.

If the Transferor and Servicer do not object to the Transfer within 5 Business Days of the receipt of the above representation, the Transfer Agent and Registrar shall record the Transfer.

                  (b) The Transferor shall designate 20% of the principal amount of each Class of Notes of a Series which is issued by the Trust for which an Opinion of Counsel is not delivered that such Class of Notes will be treated as debt for federal income tax purposes ("Restricted Subclass Notes") to be subject to the following transfer restrictions in addition to those described in subparagraph (a) of this Section: (i) if Restricted Subclass Notes are held by the Transferor, such Notes will only be transferable with the consent of a majority in interest of each Class of Notes for which an Opinion of Counsel is not delivered that such Class of Notes will be treated as debt for federal income tax purposes and a majority in interest of the holders of each issuance of constituent interests in the Transferor Interest and (ii) if Restricted Subclass Notes are held by a Person other than the Transferor, such Notes will only be transferable with the consent of the Transferor, a majority in interest of each Class of Notes for which an Opinion of Counsel is not delivered that such Class of Notes will be treated as debt for federal income tax purposes and a majority in interest of the holders of any constituent interests in the Transferor Interest.

                  Section 6.14  Constituent Transferor Interests.

                  (a) Subject to the satisfaction of the conditions set forth in
Section 6.14(c) and Section 6.3(b), the Holder of the Transferor Interest may at any time and from time to time create a constituent interest in the Transferor Interest by (i) authorizing or directing the Trustee to issue an interest in the Trust that is payable from amounts that are otherwise allocable to the Transferor Interest, or (ii) authorizing or directing the Trustee to reallocate all or any portion of the amounts distributable to the Holder of the Transferor Interest pursuant to Article IV and Article V to any other Holder. In connection with such issuance or reallocation, the Transferor may assign an interest rate to the Transferor Interest(s) or a portion thereof. Upon presentation to the Trustee and the Paying Agent of documentation satisfactory to the Trustee (to which the Trustee may be a party, if requested by the Transferor) reallocating payments with respect to the Transferor Interest, the Paying Agent shall pay amounts due hereunder to the Holder of the Transferor Interest or to the holders of such constituent interests, as the case may be, pursuant to the terms of such documentation. The minimum denomination of issuance of any constituent interest in the Transferor Interest will be $20,000.

                  (b) The  documentation  referred to in subsection  (a) of this
Section 6.14 shall set forth the rights of the holders of the interests issued thereby with respect to the approval of amendments and waivers pursuant to
Section 13.1.

                  (c) As a condition precedent to the issuance of the constituent interests pursuant to this Section 6.14, (A) the Trustee and the Transferor shall have received an opinion of outside tax counsel to the effect that (i) the constituent interests issued and sold to third parties will be characterized as indebtedness or an interest in a partnership (not taxable as a corporation) for federal income tax purposes, (ii) the issuance of the constituent interests will not cause outstanding Notes to be characterized as other than indebtedness for federal income tax purposes and (iii) the issuance of the constituent interests will not be treated as a taxable sale, exchange or other disposition of the Trust Assets for federal income tax purposes, (B) in the reasonable belief of the Transferor, as evidenced by an Officer's Certificate, such issuance of constituent interests would not cause a Pay Out Event to occur, or an event which, with notice or lapse of time or both, would constitute a Pay Out Event, and (C) the Rating Agency Condition shall have been satisfied.

                  (d)  Any  holder  who  wishes  to  effect  a  Transfer   of  a
constituent interest must deliver to the Transferor and the Servicer the representation set forth in Section 6.13.


                                   ARTICLE VII

                      OTHER MATTERS RELATING TO TRANSFEROR

                  Section 7.1 Liability of Transferor. The Transferor shall be liable in accordance herewith to the extent, and only to the extent, of the obligations specifically undertaken by the Transferor hereunder.

                  Section 7.2 Merger or Consolidation of, or Assumption of the Obligations of, Transferor, etc.

                  (a) Transferor shall not consolidate with or merge into any other Person or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

                         (i) the Person formed by such consolidation or into which Transferor is merged or the Person which acquires by conveyance or transfer the properties and assets of the Transferor substantially as an entirety shall be, if the Transferor is not the surviving entity, organized and existing under the laws of the United States of America or any State or the District of Columbia and shall expressly assume, by an agreement supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the performance of every covenant and obligation of the Transferor, as applicable hereunder, and shall benefit from all the rights granted to the Transferor, as applicable hereunder;

                        (ii) the Transferor shall have delivered to the Trustee and, to the extent provided in the related Supplement, to each Enhancement Provider, an Officer's Certificate of Transferor and an Opinion of Counsel, each stating that such consolidation, merger, conveyance or transfer and such supplemental agreement comply with this
         Section 7.2 and that all conditions precedent herein provided for relating to such transaction have been complied with and, in the case of the Opinion of Counsel, that such supplemental agreement is legal, valid and binding with respect to such surviving entity;

                       (iii) the Transferor shall have complied with Section 6.3(b) to the extent applicable; and

                        (iv) the Transferor shall have delivered notice of such consolidation, merger, conveyance or transfer to each Rating Agency and, with respect to each Series that is rated by a Rating Agency, the Rating Agency Condition shall have been satisfied and, with respect to each other Series, the consent thereto of the Required Holders has been obtained.

                  (b) The obligations of the Transferor hereunder shall not be assignable nor shall any Person succeed to the obligations of the Transferor hereunder except for mergers, consolidations, assumptions or transfers in accordance with the provisions of the foregoing paragraph.

                  Section 7.3 Limitation on Liability of Transferor. Except as expressly provided herein, neither the Transferor nor any of the directors, officers, employees and agents of the Transferor shall be under any liability to the Trust, the Trustee, the Noteholders, the Holder of the Transferor Interest or any other Person for any action taken or for refraining from the taking of any action pursuant to this Agreement whether arising from express or implied duties under this Agreement, it being expressly understood that all such liability is expressly waived and released as a condition of, and as consideration for, the execution of this Agreement and any Supplement and the issuance of the Notes and the book-entry notation in the Register evidencing the Transferor Interest; provided, however, that the Transferor hereby assumes liability for any liabilities, costs or expenses of the Trust arising under any tax law, including without limitation any foreign, federal, state or local income or franchise taxes or any other tax imposed on or measured by income (or any interest or penalties with respect thereto or arising from a failure to comply therewith) required to be paid by the Trust in connection herewith to any taxing authority; provided, further, that this provision shall not protect Transferor or any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of willful misconduct hereunder. The Transferor and any director, officer, employee and agent of the Transferor may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

                  Section 7.4 Liabilities. A creditor of the Trust may seek personal satisfaction from the Transferor to the extent that the Trust assets are insufficient to satisfy the creditor's claims as though this Agreement created a partnership under the Delaware Uniform Partnership law in which the Transferor is the general partner; provided, however, that the Transferor shall not be liable to or indemnify or hold harmless the Trustee, the Noteholders or the Collateral Trustee or any of its respective officers, directors, employees or agents as to any loss, liability, expense, damage or injury suffered or sustained by reason of fraud, negligence or willful misconduct on the part of the Trustee or the Collateral Trustee, as the case may be, or any of its respective officers, directors, employees or agents; and provided further, however, that, in no event will the Transferor be liable, directly or indirectly, for or in respect of any indebtedness evidenced or created by any Note or the Transferor Interest, recourse as to which shall be limited solely to the assets of the Trust allocated for the payment thereof as provided in this Agreement and any applicable Supplement.

                  Section 7.5 Decisions with Respect to the Trust. Transferor agrees that all decisions with respect to the Trust that are not, pursuant to the terms of this Agreement, otherwise required to be made by other parties, are to be made by the Transferor.


                                  ARTICLE VIII

                     OTHER MATTERS RELATING TO THE SERVICER

                  Section 8.1 Liability of the Servicer. The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer in such capacity herein.

                  Section 8.2 Merger or Consolidation of, or Assumption of the Obligations of, the Servicer. The Servicer shall not consolidate with or merge into any other Person or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

                         (i) the Person formed by such consolidation or into which the Servicer is merged or the Person which acquires by conveyance or transfer the properties and assets of the Servicer substantially as an entirety shall be, if the Servicer is not the surviving entity, organized and existing under the laws of the United States of America or any State or the District of Columbia and shall expressly assume, by an agreement supplemental hereto, executed and delivered to the Trustee in form satisfactory to the Trustee, the performance of every covenant and obligation of the Servicer hereunder, and shall benefit from all the rights granted to the Servicer, as applicable hereunder;

                        (ii) the Servicer has delivered to the Trustee and each Enhancement Provider an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental agreement comply with this Section 8.2 and that all conditions precedent herein provided for relating to such transaction have been complied with and, in the case of the Opinion of Counsel, that such supplemental agreement is legal, valid and binding with respect to such surviving entity;

                       (iii) the Servicer shall have delivered notice of such consolidation, merger, conveyance or transfer to each of the Rating Agencies; and

                        (iv) after giving effect thereto, no Pay Out Event or an event which with notice or lapse of time or both would constitute a Pay Out Event shall have occurred.

                  Section 8.3 Limitation on Liability of the Servicer and Others. Except as provided herein, neither the Servicer nor any of the directors or officers or employees or agents of the Servicer shall be under any liability to the Trust, the Trustee, the Noteholders, the Holder of the Transferor Interest or any other Person for any action taken or for refraining from the taking of any action pursuant to this Agreement whether arising from express or implied duties under this Agreement; provided, however, that this provision shall not protect the Servicer or any such Person against any liability which would otherwise be imposed by reason of its willful misfeasance, bad faith or negligence in the performance of duties or by reason of its willful misconduct hereunder. The Servicer and any director or officer or employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

                  Section 8.4 Indemnification of the Trust, the Trustee and the Collateral Trustee. The Servicer shall indemnify and hold harmless the Transferor, the Trust, the Trustee (and its officers, directors, employees and agents) and the Collateral Trustee (and its officers, directors, employees and agents) from and against any loss, liability, expense, damage or injury suffered or sustained by reason of any acts, omissions or alleged acts or omissions arising out of activities of the Trust, the Trustee or the Collateral Trustee pursuant to this Agreement, including those arising from acts or omissions of the Servicer pursuant to this Agreement, including, but not limited to any judgment, award, settlement, reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim; provided, however, that the Servicer shall not indemnify the Transferor, the Trust, the Trustee or the Collateral Trustee if such acts, omissions or alleged acts (other than its own) constitute willful misfeasance, bad faith or negligence by such Person; provided further, that the Servicer shall not indemnify the Transferor, the Trust, the Trustee or the Collateral Trustee (or, directly or indirectly, any Noteholders or any Note Owners), for any liabilities, costs or expenses of the Transferor or the Trust with respect to any action taken by the Trustee or the Collateral Trustee, as the case may be, at the request of any Noteholders; provided further, that the Servicer shall not indemnify the Transferor or the Trust (or, directly or indirectly, any Noteholders or any Note Owners) as to any losses, claims or damages incurred by any of them in their capacities as investors, including without limitation losses incurred as a result of Defaulted Leases which are written off as uncollectible; and provided further, that the Servicer shall not indemnify the Trust, the Trustee, the Collateral Trustee (or, directly or indirectly, any Noteholders or the Note Owners) for any liabilities, costs or expenses of the Trust, the Trustee, the Collateral Trustee (or, directly or indirectly, any Noteholders or the Note Owners) arising under any tax law, including without limitation any federal, state or local income or franchise taxes or any other tax imposed on or measured by income (or any interest or penalties with respect thereto or arising from a failure to comply therewith) required to be paid by the Trust, such Noteholders or such Note Owners in connection herewith to any taxing authority. The provisions of this indemnity shall run directly to and be enforceable by an injured party subject to the limitations hereof.

                  Any indemnification pursuant to this Section shall not be payable from the Trust Assets.

                  The obligations of the Servicer under this Section 8.4 shall survive the termination of the Trust and the removal of the Servicer and the resignation or removal of the Trustee and/or the Collateral Trustee. Notwithstanding the foregoing, the Servicer shall not be responsible for the actions of a successor servicer.

                  Section 8.5 The Servicer Not to Resign. The Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that (i) the performance of its duties hereunder is or becomes impermissible under applicable law and (ii) there is no reasonable action which the Servicer could take to make the performance of its duties hereunder permissible under applicable law. Any such determination permitting the resignation of the Servicer shall be evidenced as to clause (i) above by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a Successor Servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with
Section 10.2. If the Trustee is unable within 120 days of the date of such determination to appoint a Successor Servicer, the Trustee shall serve as successor Servicer hereunder subject to the provisions of Section 10.2 hereof.

                  Section 8.6 Access to Certain Documentation and Information Regarding the Included Leases. To the extent that documentation regarding Included Leases and related Equipment is not otherwise held in custody by the Trustee, the Servicer shall provide to the Trustee access to the documentation regarding such

Included Leases and the related Equipment in such cases where the Trustee is required in connection with the enforcement of the rights of the Trust, or by applicable statutes or regulations to review such documentation, such access being afforded without charge but only (i) upon reasonable request, (ii) during normal business hours, (iii) subject to the Servicer's normal security and confidentiality procedures and (iv) at offices designated by the Servicer.

                  Section 8.7 Delegation of Duties. Any delegation of duties permitted under Article III shall not relieve the Servicer of its liability and responsibility with respect to such duties, and shall not constitute a resignation within the meaning of Section 8.5.

                  Section 8.8 Contents of Records. The Servicer shall clearly and unambiguously identify each Included Lease and the related Equipment in its computer or other records to reflect that such Leases and Equipment have been transferred by the Transferor to the Trust pursuant to this Agreement.


                                   ARTICLE IX

                                 PAY OUT EVENTS

                  Section 9.1  Pay Out Events.  If any one of the
following events shall occur with respect to any Series:

                  (a)  failure on the part of the Transferor:

                           (i) to make any  payment or deposit  required  by the
                  terms of (A) the Agreement, or (B) any Supplement, on or before the date occurring three Business Days after the date such payment or deposit is required to be made; or

                      (ii) duly to observe or  perform in any  material  respect any covenants or agreements applicable to it set forth in the Agreement or any Supplement, which failure has a material adverse effect on the Noteholders of such Series and which continues unremedied for a period of 60 days after the first to occur of (A) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Holders of a principal amount of Notes aggregating not less than 25% of the Principal Amount of any Series adversely affected thereby or (B) the date on which a Responsible Officer of the Servicer becomes aware of such failure, and such failure continues to affect materially and adversely the interests of such Noteholders for such period; or

                  (b) any representation or warranty made by the Transferor in this Agreement or any Supplement, or any information contained in a computer file or microfiche list required to be delivered by the Transferor pursuant to Section 2.1 or 2.6, shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 60 days after the first to occur of (A) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Holders of a principal amount of Notes aggregating not less than 25% of the Principal Amount of any Series adversely affected thereby and (B) the date on which a Responsible Officer of the Transferor becomes aware of such incorrectness, and as a result of which the interests of the Noteholders are materially and adversely affected and continue to be materially and adversely affected for such period; provided, however, that a Pay Out Event pursuant to this subsection 9.1(b) shall not be deemed to have occurred hereunder if the Transferor has accepted reassignment of the related Lease, or all of such Leases, if applicable, during such period in accordance with the provisions hereof; or

                  (c) an Insolvency Event shall occur with respect to the Transferor or the Servicer; or

                  (d)  any Servicer Default shall occur; or

                  (e) any Note has not been paid in full on or before its Scheduled Termination Date; or

                  (f) the Trust or Transferor shall become an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

then, and in any such event described in subparagraph (a), (b) or (d), after the applicable grace period set forth in such subparagraphs, either the Trustee or the Holders of a principal amount of Notes aggregating more than 662/3% of the Aggregate Principal Amount by notice then given in writing to the Transferor and the Servicer (and to the Trustee if given by the Noteholders) may declare that a pay out event (a "Trust Pay Out Event") has occurred as of the date of such notice and in the case of any event described in subparagraph (c), (e) or (f) a Pay Out Event shall occur immediately upon the occurrence of such event without any notice or other action on the part of the Trustee or the Noteholders. Notwithstanding the foregoing, a delay in or failure of performance referred to in subsection 9.1(a)(i) for a period of ten Business Days, or under subsection 9.1(a)(ii) or 9.1(b) for a period of 60 days, in each case without giving effect to any grace period specified in such subsections, shall not constitute a Pay Out Event for purposes of this sentence until the expiration of such period, if such failure could not be prevented by the exercise of reasonable diligence by the Transferor or the Servicer and such failure was caused by (i) an act of God or the public enemy, acts of declared or undeclared war, public disorder, rebellion, riot or sabotage, epidemics, landslides, lightning, fire, hurricanes, tornadoes, earthquakes, nuclear disasters or meltdowns, floods, power outages, bank closings, or similar causes or (ii) computer malfunction, communication malfunction or other electronic system malfunction or similar causes. The preceding sentence shall not relieve the Transferor or the Servicer from using all reasonable efforts to perform their respective obligations in a timely manner in accordance with the terms of this Agreement and any Supplement and the Transferor or the Servicer shall provide the Trustee and each Rating Agency with an Officer's Certificate giving prompt notice of such failure, together with a description of its efforts to so perform its obligations. Notice of any such Pay Out Event shall be given by the Servicer to the Rating Agencies.

                  Section 9.2 Additional Rights Upon the Occurrence of Certain Events. (a) If an Insolvency Event occurs with respect to the Transferor, the Transferor shall promptly give notice to the Trustee thereof. Within 15 days after a Responsible Officer of the Trustee receives notice of the Insolvency Event or otherwise learns of an Insolvency Event, the Trustee shall (i) publish a notice in an Authorized Newspaper that an Insolvency Event has occurred and that the Trustee intends to sell, dispose of or otherwise liquidate the Trust Assets in a commercially reasonable manner and (ii) send written notice to the Noteholders describing the provisions of this Section 9.2 and requesting instructions from such Holders. If after 30 days from the day notice pursuant to clause (i) above is first published (the "Publication Date"), the Trustee shall not have received written instructions from a majority in interest of the Holders of each Class of Notes of a Series which is issued by the Trust for which an Opinion of Counsel is not delivered that such Class of Notes will be treated as debt for federal income tax purposes and a majority in interest of the holders of each issuance of constituent interests in the Transferor Interest to the effect that the Trustee shall not instruct the Servicer to sell, dispose of, or otherwise liquidate the Trust Assets, the Trustee, subject to the following proviso, shall instruct the Servicer to proceed to take such preparatory actions as the Trustee may deem appropriate in order to sell, dispose of, or otherwise liquidate the Trust Assets in a commercially reasonable manner and on commercially reasonable terms, which shall include the solicitation of competitive bids; provided, however, no such sale, disposition or liquidation, whether in whole or in part, of the Trust Assets shall be consummated until and unless the occurrence of refusal to provide the written response referred to above within the 30 days described above (a "Response"). The Trustee may obtain a prior determination from any bankruptcy trustee, conservator or receiver that the terms and manner of any proposed sale, disposition or liquidation are commercially reasonable. The provisions of Sections 9.1 and 9.2 shall not be deemed to be mutually exclusive.

                  (b) The proceeds from the sale, disposition or liquidation of the Trust Assets pursuant to subsection (a) above shall be treated as Collections on the Included Leases and shall be allocated and deposited in accordance with the provisions of Article IV. On the day following the Distribution Date on which such proceeds are scheduled to be distributed to the Noteholders, the Trust shall terminate.


                                    ARTICLE X

                                SERVICER DEFAULTS

                  Section 10.1 Servicer Defaults. If any one of the following events (a "Servicer Default") shall occur and be continuing:

                  (a) any failure by the Servicer to make any payment, transfer or deposit or to give instructions or notice to the Trustee pursuant to
         Article IV or to make any required drawing, withdrawal, or payment under any Enhancement, or to deliver any required monthly servicing report hereunder on or before the date occurring three Business Days after the date such payment, transfer, deposit, withdrawal or drawing, or such instruction or notice or report is required to be made or given, as the case may be, under the terms of this Agreement; or

                  (b) failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in this Agreement or any Supplement which has a material adverse effect on the Noteholders and the Holder of the Transferor Interest, which continues unremedied for a period of 30 days after the first to occur of (A) the date on which written notice of such failure requiring the same to be remedied shall have been given to the Servicer by the Trustee, or to the Servicer and the Trustee by the Holders of a principal amount of Notes aggregating not less than 25% of the Principal Amount of any Series adversely affected thereby and (B) the date on which a Responsible Officer of the Servicer becomes aware thereof and such failure continues to materially adversely affect such Noteholders for such period; or

                  (c) any representation, warranty or certification made by the Servicer in this Agreement or any Supplement or in any certificate delivered pursuant to this Agreement or any Supplement shall prove to have been incorrect when made, which has a material adverse effect on the Noteholders and the Holder of the Transferor Interest and which continues to be incorrect in any material respect for a period of 30 days after the first to occur of (A) the date on which written notice of such incorrectness requiring the same to be remedied shall have been given to the Servicer by the Trustee, or to the Servicer and the Trustee by the Holders of a principal amount of Notes aggregating not less than 25% of the Principal Amount of any Series adversely affected thereby and (B) the date on which a Responsible Officer of the Servicer becomes aware thereof, and such incorrectness continues to materially adversely affect such Holders for such period; or

                  (d) an Insolvency Event shall occur with respect to the Servicer; or

                  (e) the Servicer delegates any of its duties hereunder except to the extent such delegation is permitted hereunder; or

                  (f) as of the last day of any fiscal quarter of the Servicer the consolidated net worth of the Servicer is less than $6,000,000;

then, so long as such Servicer Default shall not have been remedied, either the Trustee or the Holders of a principal amount of Notes aggregating more than 662/3% of the Aggregate Principal Amount, by notice then given in writing to the Servicer (and to the Trustee if given by the Noteholders) (a "Termination Notice"), may terminate all of the rights and obligations of the Servicer as Servicer under this Agreement. After receipt by the Servicer of such Termination Notice, and on the date that a Successor Servicer shall have been appointed by the Trustee pursuant to Section 10.2, all authority and power of the Servicer under this Agreement shall pass to and be vested in a Successor Servicer; and, without limitation, the Trustee is hereby authorized and empowered (upon the failure of the Servicer to cooperate) to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, all documents and other instruments upon the failure of the Servicer to execute or deliver such documents or instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights. The Servicer agrees to cooperate with the Trustee and such Successor Servicer in effecting the termination of the responsibilities and rights of the Servicer to conduct servicing hereunder, including without limitation, the transfer to such Successor Servicer of all authority of the Servicer to service the Trust Assets provided for under this Agreement, including, without limitation, all authority over all Collections which shall on the date of transfer be held by the Servicer for deposit, or which have been deposited by the Servicer, in any Collection Account or Series Account, or which shall thereafter be received with respect to the Trust Assets, and in assisting the Successor Servicer and in enforcing all rights to Insurance Proceeds. The Servicer shall promptly transfer the Lease Files and its electronic records relating to the Included Leases to the Successor Servicer in such electronic form as the Successor Servicer may reasonably request and shall promptly transfer to the Successor Servicer all other records, correspondence and documents necessary for the continued servicing of the Included Leases in the manner and at such times as the Successor Servicer shall reasonably request. To the extent that compliance with this Section 10.1 shall require the Servicer to disclose to the Successor Servicer information of any kind which the Servicer reasonably deems to be confidential, the Successor Servicer shall be required to enter into such customary licensing and confidentiality agreements as the Servicer shall deem reasonably necessary to protect its interest. The Servicer shall, on the date of any servicing transfer, transfer all of its rights and obligations, if any, in respect of any Enhancement to the Successor Servicer. In connection with any servicing transfer, all reasonable costs and expenses (including reasonable attorneys' fees and expenses) incurred in connection with transferring the Included Leases and the other Trust Assets to the Successor Servicer and amending this Agreement to reflect such succession as Successor Servicer pursuant to this Section 10.1 and Section 10.2 shall be paid by the Servicer (unless the Trustee is acting as the Servicer, in which case the original Servicer) upon presentation of reasonable documentation of such costs and expenses.

                  Notwithstanding the foregoing, a delay in or failure of performance referred to in subsection 10.1(a) for a period of ten Business Days, or under subsection 10.1(b), (c) or (e) for a period of 60 days, in each case without giving effect to any grace period specified in such subsections, shall not constitute a Servicer Default if such delay or failure could not have been prevented by the exercise of reasonable diligence by the Servicer and such delay or failure was caused by an act of God or public enemy, acts of declared or undeclared  war,  public  disorder,  rebellion,  riot  or  sabotage,  epidemics, landslides, lightning, fire, hurricanes, tornadoes, earthquakes, nuclear disasters or meltdowns, floods, power outages, bank closings, communications malfunction, computer malfunction or other electronic system malfunction or similar causes. The preceding sentence shall not relieve the Servicer from using its best efforts to perform its obligations in a timely manner in accordance with the terms of this Agreement and the Servicer shall provide the Trustee and the Transferor with an Officer's Certificate giving prompt notice of such failure or delay by it, together with a description of the cause of such failure or delay and its efforts so to perform its obligations.

                  Section 10.2 Trustee to Act; Appointment of Successor. (a) On and after the receipt by the Servicer of a Termination Notice pursuant to
Section 10.1, the Servicer shall continue to perform all servicing functions under this Agreement until the date specified in the Termination Notice or otherwise specified by the Trustee in writing or, if no such date is specified in such Termination Notice or otherwise specified by the Trustee, until a date mutually agreed upon by the Servicer and the Trustee. The Trustee shall as promptly as possible after the giving of a Termination Notice appoint a successor servicer (the "Successor Servicer"), and such Successor Servicer shall accept its appointment by a written assumption in a form acceptable to the Trustee. If the Trustee is unable to appoint any successor servicer and the Servicer delivers an Officer's Certificate to the effect that it cannot in good faith cure the Servicer Default which gave rise to a transfer of servicing, then the Trustee shall offer the Servicer the right to accept retransfer of all the Trust Assets and the Servicer may accept retransfer of all the Trust Assets, provided, however, that if the long-term unsecured debt obligations of the Servicer are not rated at the time of such purchase at least investment grade by each Rating Agency, no such retransfer shall occur unless the Servicer shall deliver an Opinion of Counsel reasonably acceptable to the Trustee that such retransfer would not constitute a fraudulent conveyance of the Servicer. The retransfer deposit amount for such a retransfer shall be equal to the sum of the Aggregate Principal Amount, plus accrued interest thereon, at the Note Rate, through the date of retransfer. In the event that a Successor Servicer has not been appointed and has not accepted its appointment at the time when the Servicer ceases to act as Servicer, the Trustee without further action shall automatically be appointed the Successor Servicer. Notwithstanding the above, the Trustee shall, if it is legally unable so to act, petition a court of competent jurisdiction to appoint any established financial institution having a net worth of not less than $20,000,000 and whose regular business includes the servicing of Leases as the Successor Servicer hereunder.

                  (b) Upon its appointment, the Successor Servicer shall be the successor in all respects to the Servicer with respect to servicing functions under this Agreement and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, and all references in this Agreement to the Servicer shall be deemed to refer to the Successor Servicer. Any Successor Servicer, by its acceptance of its appointment, will automatically agree to be bound by the terms and provisions of any Enhancement to the extent that such terms apply to the Servicer.

                  (c) In connection with such appointment and assumption, the Trustee shall be entitled to such compensation, or may make such arrangements for the compensation of the Successor Servicer out of Collections, as it and such Successor Servicer shall agree; provided, however, that no such compensation shall be in excess of the Monthly Servicing Fee.

                  (d) All authority and power granted to the Servicer under this Agreement shall automatically cease and terminate upon termination of the Trust pursuant to Section 12.1 and shall pass to and be vested in the Transferor and, without limitation, the

Transferor is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, all documents and other instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights. The Servicer agrees to cooperate with the Transferor in effecting the termination of the responsibilities and rights of the Servicer to conduct servicing on the Included Leases.

                  Section 10.3 Notification to Holders. Upon the Servicer's becoming aware of the occurrence of any Servicer Default, the Servicer shall give prompt written notice thereof to the Trustee and the Trustee shall give notice to the Noteholders at their respective addresses appearing in the Register. Upon any termination or appointment of a Successor Servicer pursuant to this Article X, the Trustee shall give prompt written notice thereof to the Noteholders at their respective addresses appearing in the Register. A copy of any notice given pursuant to this Section 10.3 shall be delivered by the Servicer to each Rating Agency.

                  Section 10.4 Waiver of Past Defaults. The Holders of a principal amount of Notes aggregating not less than 662/3% of the Principal Amount of each Series affected thereby may, on behalf of all Noteholders and the Holder of the Transferor Interest, waive any default by the Servicer or the Transferor in the performance of its obligations hereunder and its consequences, except a default in the failure to make any required deposits or payments in accordance with Article IV, provided, however, that no such waiver shall affect any rights of, or obligations to, any Enhancement Provider hereunder. Upon any such waiver of a past default, such default shall cease to exist, and any default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.


                                   ARTICLE XI

                     THE TRUSTEE AND THE COLLATERAL TRUSTEE

                  Section 11.1  Duties of Trustee.

                  (a) The Trustee, prior to the occurrence of a Servicer Default of which a Responsible Officer of the Trustee has actual knowledge and after the curing of all Servicer Defaults which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, and no implied duties or covenants shall be read into this Agreement against the Trustee. If a Responsible Officer of the Trustee has received notice that a Servicer Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in the exercise of such rights and powers, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs, provided, however, that if the Trustee shall assume the duties of the Servicer pursuant hereto, the Trustee in performing such duties shall use the degree of skill and attention customarily exercised by a servicer with respect to comparable Leases that it services for itself or others.

                  (b)   The   Trustee,   upon   receipt   of  all   resolutions,
certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they reasonably conform to the requirements of this Agreement. The Trustee shall give prompt written notice to all Holders of any material lack of conformity of any such instrument to the applicable requirements of this Agreement discovered by the Trustee which would entitle a specified percentage of the Holders to take any action pursuant to this Agreement. Notwithstanding the foregoing, prior to the occurrence of a Servicer Default actually known to a Responsible Officer of the Trustee, the Trustee shall have no obligation to independently calculate, recompute, verify or confirm any information received from the Servicer.

                  (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                         (i) the Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                        (ii) the Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of a principal amount of Notes aggregating more than 50% of the Principal Amount of any Series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; and

                       (iii) the Trustee shall not be charged with knowledge of any failure by the Servicer to comply with the obligations of the Servicer referred to in Section 10.1 or any Pay Out Event unless a Responsible Officer of the Trustee obtains actual knowledge of such failure or Pay Out Event or the Trustee receives written notice of such failure from the Servicer or any Holders of a principal amount of

         Notes aggregating not less than 10% of the Principal Amount of any Series.

                  (d) The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or indemnity against satisfactory to it such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Agreement.

                  (e) Except for actions expressly authorized by this Agreement, the Trustee shall take no action reasonably likely to impair the interests of the Trust in the Trust Assets now existing or hereafter arising or to impair the value of any Included Lease.

                  (f) Except as provided in Sections 2.6 and 2.7, the Trustee shall have no power to vary the corpus of the Trust, including, without limitation, the power to (i) accept any substitute obligation for a Lease initially assigned to the Trust under Section 2.1 or 2.6, (ii) add any other investment, obligation or security to the Trust or (iii) withdraw from the Trust any Leases, except for a withdrawal permitted under subsection 2.4(d) or 2.4(e),
Article IV, or Section 9.2 or 12.1.

                  (g) In the event that to the actual knowledge of a Responsible Officer of the Trustee the Paying Agent or the Transfer Agent and Registrar shall fail to perform any obligation, duty or agreement in the manner or on the day required to be performed by the Paying Agent or the Transfer Agent and Registrar, as the case may be, under this Agreement, the Trustee shall be obligated promptly to perform such obligation, duty or agreement in the manner so required.

                  (h) If the Transferor has agreed to transfer any of its Leases to another Person, upon the written request of the Transferor, the Trustee on behalf of the Trust will enter into such intercreditor agreements with the transferee of such Leases as are customary and necessary to identify the rights of the Trust and such other Person, as the case may be, in the Transferor's
Leases: provided, that the Trust shall not enter into any intercreditor agreement which could reasonably be expected to adversely affect the interests of itself or the Noteholders and the Holder of the Transferor Interest and, upon the request of the Trustee, the Transferor will deliver an Opinion of Counsel on any matters relating to such intercreditor agreement, requested by the Trustee.

                  Section 11.2 Certain Matters Affecting the Trustee. Except as otherwise provided in Section 11.1:

                         (a) the Trustee may rely on and shall be protected in acting on, or in refraining from acting in accordance with, any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented to it pursuant to this Agreement by the proper party or parties;

                         (b) the Trustee may consult with counsel and any advice from counsel or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

                         (c) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Noteholders or the Holder of the Transferor Interest or any Enhancement Provider, pursuant to the provisions of this Agreement, unless such Holders or such Enhancement Provider shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby; provided, however, that nothing contained herein shall relieve the Trustee of the obligations, upon the occurrence of any Servicer Default (which has not been cured) of which a Responsible Officer of the Trustee has actual knowledge, to exercise such of the rights and powers vested in it by this Agreement or any Enhancement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

                         (d) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                  (e) the Trustee shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of a principal amount of Notes aggregating more than 50% of the Principal Amount of any Series, provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation shall be, in the sole discretion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require indemnity satisfactory to it against such cost, expense or liability as a condition to so proceeding;

                  (f) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Trustee shall not be responsible for the supervision of or any misconduct or negligence on the part of any such agent, attorney, custodian or nominee appointed with due care by it hereunder;

                  (g) except as may be required pursuant to subsection 11.1(a), the Trustee shall not be required to make any initial or periodic examination of any documents or records related to the Included Leases or the related Equipment for the purpose of establishing the presence or absence of defects, the compliance by the Transferor with its representations and warranties or for any other purpose; and

                  (h) the right of the Trustee to perform any discretionary act enumerated in this Agreement or any Supplement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of any such act.

                  (i) in the event that the Trustee is the Paying Agent, Transfer Agent or Registrar, the rights and protections afforded to the Trustee hereunder shall also be afforded to the Trustee acting in such other capacities.

                  Section  11.3  Trustee Not Liable for  Recitals in Notes.  The
Trustee assumes no responsibility for the correctness of the recitals contained herein and in the Notes (other than the certificate of authentication on the Notes). Except as set forth in Section 11.15, the Trustee makes no representations as to the validity or sufficiency of this Agreement or any Supplement or of the Notes and the Transferor Interest (other than the certificate of authentication on the Notes) or of any Lease or related document. The Trustee shall not be accountable for the use or application by the Transferor of any of the Notes or the Transferor Interest or of the proceeds thereof, or for the use or application of any funds paid to the Transferor in respect of the Included Leases or deposited in the Collection Account, the Excess Funding Account or any other Series Account, or withdrawn from the Collection Account, by the Servicer. The Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the repurchase of any Lease by the Transferor pursuant to this Agreement or any Supplement or the eligibility of any Lease for purposes of this Agreement or any Supplement. The Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder (unless the Trustee shall have become the Successor Servicer) or to prepare or file any Securities and Exchange Commission filing for the Trust or to record this Agreement or any Supplement.

                  Section 11.4 Trustee May Own Notes. The Trustee in its individual or any other capacity may become the owner or pledgee of Notes, and may deal with the Transferor, the Servicer or any Enhancement Provider, with the same rights as it would have if it were not the Trustee.

                  Section 11.5 Servicer to Pay Trustee's Fees and Expenses. The Servicer covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to receive, compensation as agreed upon (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trust hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee, and, subject to Section 8.4, the Servicer will pay or reimburse the Trustee (without reimbursement from any Series Account or otherwise) upon its request for all reasonable expenses, disbursements and advances, if any, incurred or made by the Trustee in accordance with any of the provisions of this Agreement (including the fees and reasonable expenses of its agents and counsel) except any such expense, disbursement or advance as may arise from its negligence or bad faith and except as provided in the following sentence. If the Trustee is appointed Successor Servicer pursuant to Section 10.2, the provisions of this Section 11.5 shall not apply to expenses, disbursements and advances made or incurred by the Trustee in its capacity as Successor Servicer.

                  The obligations of the Servicer under this Section 11.5 shall survive the termination of the Trust and the resignation or removal of the Trustee.

                  In the case of a sale, disposition or liquidation of the Trust Assets pursuant to subsection 9.2(a), the Trustee shall be entitled to retain from any amounts distributable to the Transferor pursuant to any Supplement with respect to any Series from the proceeds of such sale, disposition or liquidation an amount equal to the Trustee's expenses in connection with such sale, disposition or liquidation and the performance by the Trustee of the procedures set forth in subsection 9.2(a).

                  Whenever the Trustee incurs expenses after the occurrence of an Insolvency Event with respect to the Transferor or Servicer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

                  Section 11.6 Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be a corporation organized and doing business under the laws of the United States of America or any state thereof authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $100,000,000 and subject to supervision or examination by Federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 11.6, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In addition, no institution shall qualify as a successor trustee hereunder unless its long-term debt obligations are rated at least investment grade by each Rating Agency. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 11.6, the Trustee shall resign immediately in the manner and with the effect specified in Section 11.7.

                  Section 11.7  Resignation or Removal of Trustee.  (a)
                                ---------------------------------
The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Transferor and the Servicer. Upon receiving such notice of resignation, the Transferor shall (i) promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee and (ii) provide written notice to each Rating Agency of such resignation. If no successor trustee shall have been so appointed and have accepted within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

                  (b) The Servicer may at any time remove the Trustee and discharge it from the trust hereby created and appoint a successor trustee if
(i) no Pay Out Event shall have occurred and is continuing and (ii) the Rating Agency Condition shall have been satisfied with respect thereto, by giving written notice thereof to the Trustee, provided, that all amounts then owing to the Trustee shall have been paid in full prior to any such removal.

                  (c) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 11.6 and shall fail to resign after written request therefor by the Transferor, or if at any time the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Transferor may, but shall not be required to, remove the Trustee and promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

                  (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 11.7 shall not become effective until acceptance of appointment by the successor trustee as provided in Section 11.8.

                  Section 11.8 Successor Trustee. (a) Any successor trustee appointed as provided in Section 11.7 shall execute, acknowledge and deliver to the Transferor and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor Trustee shall deliver to the successor trustee all documents and statements held by it hereunder; and Transferor and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

                  (b) No successor trustee shall accept appointment as provided in this Section 11.8 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 11.6.

                  (c) Upon acceptance of appointment by a successor trustee as provided in this Section 11.8, such successor trustee shall mail notice of such succession hereunder to all Noteholders and the Holder of the Transferor Interest at their addresses as shown in the Register, and also to each Rating Agency.

                  Section 11.9  Merger or Consolidation of Trustee.  Any
                                ----------------------------------
Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible under the provisions of Section 11.6, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                  Section 11.10 Appointment of Co-Trustee or Separate Trustee. (a) Notwithstanding any other provisions of this

Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust may at the time be located, the Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders and the Holder of the Transferor Interest, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 11.10, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section
11.6 and no notice to Noteholders and the Holder of the Transferor Interest of the appointment of any co-trustee or separate trustee shall be required under
Section 11.8.

                  (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                         (i) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any laws of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

                        (ii) no trustee hereunder shall be liable by reason of any act or omission of any other trustee hereunder; and

                       (iii) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

                  (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article XI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Servicer.

                  (d) Any separate trustee or co-trustee may at any time constitute the Trustee its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                  Section 11.11 Tax Returns. As set forth in Section 3.13, the Trustee shall not file any federal tax returns on behalf of the Trust; provided, however, that if the Trust shall be required to file tax returns, the Servicer, as soon as practicable after it is made aware of such requirement, shall prepare or cause to be prepared, and the Trustee is authorized hereunder to sign, any tax returns required to be filed by the Trust and, to the extent possible, the Servicer shall deliver such returns to the Trustee at least five days before such returns are due to be filed. The Servicer shall prepare or shall cause to be prepared all tax information required by law to be distributed to Noteholders and the Holder of the Transferor Interest and shall deliver such information to the Trustee at least five days prior to the date it is required by law to be so distributed to Holders. The Trustee, upon written request, will furnish the Servicer with all such information known to the Trustee as may be reasonably required in connection with the preparation of all tax returns of the Trust. In no event shall the Trustee or the Servicer be liable for any liabilities, costs or expenses of the Trust, the Noteholders or the Note Owners arising under any tax law, including without limitation federal, state or local income or excise taxes or any other tax imposed on or measured by income (or any interest or penalty with respect thereto or arising from a failure to comply therewith). Nothing in this Section 11.11 shall be construed as inconsistent with the characterization of the Notes as indebtedness of the Transferor for purposes of federal, state and local income or franchise taxes and any other tax imposed upon or measured by income, as expressed in Section 3.13.

                  Section 11.12 Trustee May Enforce Claims Without Possession of Notes. All rights of action and claims under this Agreement or the Notes and the Transferor Interest may be prosecuted and enforced by the Trustee without the possession of any of the Notes and the Transferor Interest, or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Noteholders and the Holder of the Transferor Interest in respect of which such judgment has been obtained.

                  Section 11.13 Suits for Enforcement. If a Servicer Default of which a Responsible Officer of the Trustee has actual knowledge shall occur and be continuing, the Trustee, in its discretion, may, subject to the provisions of
Section 10.1, proceed to protect and enforce its rights and the rights of the Noteholders and the Holder of the Transferor Interest under this Agreement or any Supplement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or any Supplement or in aid of the execution of any power granted in this Agreement or any Supplement or for the enforcement of any other legal, equitable or other remedy as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee or such Holders.

                  Section 11.14 Rights of Holders to Direct Trustee. Holders of a principal amount of Notes aggregating more than 50% of the Aggregate Principal Amount (or, with respect to any remedy, trust or power that does not relate to all Series, 50% of the aggregate unpaid principal amount of the Notes of all Series to which such remedy, trust or power relates) shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; provided, however, that, subject to Section 11.1, the Trustee shall have the right to decline to follow any such direction if the Trustee being advised by counsel determines that the action so directed may not lawfully be taken, or if the Trustee in good faith shall, by a Responsible Officer or Responsible Officers of the Trustee, determine that the proceedings so directed would be illegal or involve it in personal liability or be unduly prejudicial to the rights of Noteholders not parties to such direction; and provided further that nothing in this Agreement shall impair the right of the Trustee to take any action deemed proper by the Trustee and which is not inconsistent with such direction.

                  Section 11.15 Representations and Warranties of Trustee. The Trustee represents and warrants that:

                         (i) The Trustee is a banking corporation organized, existing and in good standing under the laws of the State of New York;

                        (ii) The Trustee is an entity that satisfies the eligibility requirements of Section 11.6;

                       (iii) The Trustee has full power, authority and right to execute, deliver and perform this Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement; and

                        (iv) This Agreement has been duly executed and delivered by the Trustee.

                  Section 11.16 Maintenance of Office or Agency. The Trustee will maintain at its expense in the Borough of Manhattan, The City of New York, an office or offices or agency or agencies where notices and demands to or upon the Trustee in respect of the Notes and this Agreement may be served. The Trustee initially appoints its Corporate Trust Office as its office for such purposes in New York. The Trustee will give prompt written notice to the Servicer and to the Noteholders and the Holder of the Transferor Interest of any change in the location of the Register or any such office or agency.

                  Section 11.17 Release of Collateral Trustee's Lien. Whenever under this Agreement the Trustee retransfers Trust Assets to the Transferor, the security interest in favor of the Collateral Trustee in such Included Leases and the related Equipment will be automatically released upon such retransfer. Whenever under this Agreement an Included Lease becomes an Expired Lease or an Early Termination Lease, the security interest in favor of the Collateral Trustee in such Included Lease will be automatically released upon such event. Whenever under this Agreement the Servicer substitutes or replaces any unit of Equipment as contemplated in Section 3.1 or any Included Lease and related Equipment as contemplated in Section 2.7 or 2.8, the security interest in favor of the Collateral Trustee in such unit of Equipment or Included Lease and related Equipment, as applicable, will be automatically released upon such event. In connection with any such release, the Collateral Trustee will execute and deliver to the Trustee (with a copy to the Servicer) any assignments, termination statements and any other releases and instruments as the Trustee or the Servicer may request in order to effect such release.

                  Section 11.18 Requests for Agreement. A copy of this Agreement may be obtained by any Holder by a request in writing to the Trustee addressed to the Corporate Trust Office and will be provided at the expense of the Transferor.

                  Section 11.19  Duties of Collateral Trustee.

                  (a) The Collateral Trustee, prior to the occurrence of a Pay Out Event of which a Responsible Officer of the Collateral Trustee has actual knowledge and after the curing of all Pay Out Events which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, and no implied duties or covenants shall be read into this Agreement against the Collateral Trustee. If a Responsible

Officer of the Collateral Trustee has received notice that a Pay Out Event has occurred (which has not been cured or waived), the Collateral Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in the exercise of such rights and powers, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

                  (b) In the absence of bad faith on its part, the Collateral Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Collateral Trustee and conforming to the requirements of this Agreement; provided, however, that the Collateral Trustee shall examine the certificates and opinions to determine whether or not they conform to any applicable requirements of this Agreement.

                  (c) No provision of this Agreement shall be construed to relieve the Collateral Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                         (i) the Collateral Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Collateral Trustee, unless it shall be proved that the Collateral Trustee was negligent in ascertaining the pertinent facts;

                        (ii) the Collateral Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of a principal amount of Notes aggregating more than 50% of the Principal Amount of any Series relating to the time, method and place of conducting any proceeding for any remedy available to the Collateral Trustee, or exercising any trust or power conferred upon the Collateral Trustee, under this Agreement; and

                       (iii) the Collateral Trustee shall not be charged with knowledge of any Pay Out Event unless a Responsible Officer of the Collateral Trustee obtains actual knowledge of such Pay Out Event.

                  (d) The Collateral Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or indemnity against satisfactory to it such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Collateral Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement.

                  (e) Except for actions expressly authorized by this Agreement, the Collateral Trustee shall take no action reasonably likely to impair the interests of the Trust in the Trust Assets now existing or hereafter arising or to impair the value of any Included Lease.

                  Section 11.20 Certain Matters Affecting the Collateral Trustee. Except as otherwise provided in Section 11.19:

                         (a) the Collateral Trustee may rely on and shall be protected in acting on, or in refraining from acting in accordance with, any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented to it pursuant to this Agreement by the proper party or parties;

                         (b) the Collateral Trustee may consult with counsel and any advice from counsel or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

                         (c) the Collateral Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Noteholders or any Enhancement Provider, pursuant to the provisions of this Agreement, unless such Holders or such Enhancement Provider shall have offered to the Collateral Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby; provided, however, that nothing contained herein shall relieve the Collateral Trustee of the obligations, upon the occurrence of any Pay Out Event (which has not been cured) of which a Responsible Officer of the Collateral Trustee has actual knowledge, to exercise such of the rights and powers vested in it by this Agreement or any Enhancement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

                         (d) the Collateral Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                  (e) the Collateral Trustee shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of a principal amount of Notes aggregating more than 50% of the Principal Amount of any Series, provided, however, that if the payment within a reasonable time to the Collateral Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation shall be, in the sole discretion of the Collateral Trustee, not reasonably assured to the Collateral Trustee by the security afforded to it by the terms of this Agreement, the Collateral Trustee may require indemnity satisfactory to it against such cost, expense or liability as a condition to so proceeding;

                  (f) the Collateral Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Collateral Trustee shall not be responsible for the supervision of or any misconduct or negligence on the part of any such agent, attorney, custodian or nominee appointed with due care by it hereunder;

                  (g) the Collateral Trustee shall not be required to make any initial or periodic examination of any documents or records related to the Included Leases or the related Equipment for the purpose of establishing the presence or absence of defects, the compliance by the Transferor with its representations and warranties or for any other purpose; and

                  (h) the right of the Collateral Trustee to perform any discretionary act enumerated in this Agreement or any Supplement shall not be construed as a duty, and the Collateral Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of any such act.

                  (i) in the event that the Collateral Trustee is the Paying Agent, Transfer Agent or Registrar, the rights and protections afforded to the Collateral Trustee hereunder shall also be afforded to the Collateral Trustee acting in such other capacities.

                  Section 11.21 Collateral Trustee Not Liable for Recitals in Notes. The Collateral Trustee assumes no responsibility for the correctness of the recitals contained herein and in the Notes. Except as set forth in Section 11.32, the Collateral Trustee makes no representations as to the validity or sufficiency of this Agreement or any Supplement or of the Notes and the Transferor Interest or of any Lease or related document. The Collateral Trustee shall not be accountable for the use or application by the Transferor of any of the Notes or the Transferor Interest or of the proceeds thereof, or for the use or application of any funds paid to the Transferor in respect of the Included Leases or deposited in the Collection Account, the Excess Funding Account or any other Series Account, or withdrawn from the Collection Account, by the Servicer. The Collateral Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the repurchase of any Lease by the Transferor pursuant to this Agreement or any Supplement or the eligibility of any Lease for purposes of this Agreement or any Supplement. The Collateral Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any Securities and Exchange Commission filing for the Trust or to record this Agreement or any Supplement.

                  Section 11.22 Collateral Trustee May Own Notes. The Collateral Trustee in its individual or any other capacity may become the owner or pledgee of Notes, and may deal with the Transferor, the Servicer or any Enhancement Provider, with the same rights as it would have if it were not the Collateral Trustee.

                  Section 11.23 Servicer to Pay Collateral Trustee's Fees and Expenses. The Servicer covenants and agrees to pay to the Collateral Trustee from time to time, and the Collateral Trustee shall be entitled to receive, compensation as agreed upon (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trust hereby created and in the exercise and performance of any of the powers and duties hereunder of the Collateral Trustee, and, subject to Section 8.4, the Servicer will pay or reimburse the Collateral Trustee (without reimbursement from any Series Account or otherwise) upon its request for all reasonable expenses, disbursements and advances, if any, incurred or made by the Collateral Trustee in accordance with any of the provisions of this Agreement (including the fees and reasonable expenses of its agents and counsel) except any such expense, disbursement or advance as may arise from its negligence or bad faith and except as provided in the following sentence.

                  The obligations of the Servicer under this Section 11.23 shall survive the termination of the Trust and the resignation or removal of the Collateral Trustee.

                  Whenever the Collateral Trustee incurs expenses after the occurrence of an Insolvency Event with respect to the Transferor or Servicer, the expenses are intended to constitute expenses of administration under Title 11 of the United States

Code or any other applicable federal or state bankruptcy, insolvency or similar law.

                  Section 11.24 Eligibility Requirements for Collateral Trustee. The Collateral Trustee hereunder shall at all times be a corporation organized and doing business under the laws of the United States of America or any state thereof authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $100,000,000 and subject to supervision or examination by Federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 11.24, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In addition, no institution shall qualify as a Successor Collateral Trustee hereunder unless its long-term debt obligations are rated at least investment grade by each Rating Agency. In case at any time the Collateral Trustee shall cease to be eligible in accordance with the provisions of this Section 11.24, the Collateral Trustee shall resign immediately in the manner and with the effect specified in Section 11.25.

                  Section 11.25  Resignation  or Removal of Collateral  Trustee.
(a) The Collateral Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Transferor and the Servicer. Upon receiving such notice of resignation, the Transferor shall (i) promptly appoint a successor collateral trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Collateral Trustee and one copy to the successor collateral trustee and (ii) provide written notice to each Rating Agency of such resignation. If no successor collateral trustee shall have been so appointed and have accepted within 30 days after the giving of such notice of resignation, the resigning Collateral Trustee may petition any court of competent jurisdiction for the appointment of a successor collateral trustee.

                  (b) The Servicer may at any time remove the Collateral Trustee and discharge it from the trust hereby created and appoint a successor Collateral Trustee if (i) no Pay Out Event shall have occurred and be continuing and (ii) the Rating Agency Condition shall have been satisfied with respect thereto, by giving written notice thereof to the Collateral Trustee.

                  (c) If at any time the Collateral Trustee shall cease to be eligible in accordance with the provisions of Section 11.24 and shall fail to resign after written request therefor by the Transferor, or if at any time the Collateral Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Collateral Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Collateral Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Transferor may, but shall not be required to, remove the Collateral Trustee and promptly appoint a successor collateral trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Collateral Trustee so removed and one copy to the successor collateral trustee.

                  (d) Any resignation or removal of the Collateral Trustee and appointment of a successor collateral trustee pursuant to any of the provisions of this Section 11.25 shall not become effective until acceptance of appointment by the successor collateral trustee as provided in Section 11.26.

                  Section 11.26 Successor Collateral Trustee. (a) Any successor collateral trustee appointed as provided in Section 11.25 shall execute, acknowledge and deliver to the Transferor, the Trustee and to its predecessor Collateral Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Collateral Trustee shall become effective and such successor collateral trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Collateral Trustee herein. The predecessor Collateral Trustee shall deliver to the successor collateral trustee all documents and statements held by it hereunder; and Transferor and the predecessor Collateral Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor collateral trustee all such rights, powers, duties and obligations.

                  (b) No successor collateral trustee shall accept appointment as provided in this Section 11.26 unless at the time of such acceptance such successor collateral trustee shall be eligible under the provisions of Section 11.24.

                  (c) Upon acceptance of appointment by a successor collateral trustee as provided in this Section 11.26, such successor collateral trustee shall mail notice of such succession hereunder to all Noteholders and the Holder of the Transferor Interest at their addresses as shown in the Register, and also to each Rating Agency.

                  Section 11.27 Merger or Consolidation of Collateral Trustee. Any Person into which the Collateral Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Collateral Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Collateral Trustee, shall be the successor of the Collateral Trustee hereunder, provided such corporation shall be eligible under the provisions of Section 11.24, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                  Section 11.28 Appointment of Co-Collateral Trustee or Separate Collateral Trustee. (a) Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust may at the time be located, the Collateral Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-collateral trustee or co-collateral trustees, or separate collateral trustee or separate collateral trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders and the Holder of the Transferor Interest, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 11.28, such powers, duties, obligations, rights and trusts as the Collateral Trustee may consider necessary or desirable. No co-collateral trustee or separate collateral trustee hereunder shall be required to meet the terms of eligibility as a successor collateral trustee under Section 11.24 and no notice to Noteholders and the Holder of the Transferor Interest of the appointment of any co-collateral trustee or separate collateral trustee shall be required under Section 11.26.

                  (b)  Every  separate   collateral  trustee  and  co-collateral
trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                         (i) all rights, powers, duties and obligations conferred or imposed upon the Collateral Trustee shall be conferred or imposed upon and exercised or performed by the Collateral Trustee and such separate collateral trustee or co-collateral trustee jointly (it being understood that such separate collateral trustee or co-collateral trustee is not authorized to act separately without the Collateral Trustee joining in such act), except to the extent that under any laws of any jurisdiction in which any particular act or acts are to be performed (whether as Collateral Trustee hereunder or as successor to the Servicer hereunder), the Collateral Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate collateral trustee or co-collateral trustee, but solely at the direction of the Collateral Trustee;

                        (ii) no collateral trustee hereunder shall be liable by reason of any act or omission of any other collateral trustee hereunder; and

                       (iii) the  Collateral  Trustee may at any time accept the
         resignation   of  or  remove  any   separate   collateral   trustee  or
         co-collateral trustee.

                  (c) Any notice, request or other writing given to the Collateral Trustee shall be deemed to have been given to each of the then separate collateral trustees and co-collateral trustees, as effectively as if given to each of them. Every instrument appointing any separate collateral trustee or co-collateral trustee shall refer to this Agreement and the conditions of this Article XI. Each separate collateral trustee and co-collateral trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Collateral Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Collateral Trustee. Every such instrument shall be filed with the Collateral Trustee and a copy thereof given to the Servicer.

                  (d) Any separate collateral trustee or co-collateral trustee may at any time constitute the Collateral Trustee its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate collateral trustee or co-collateral trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Collateral Trustee, to the extent permitted by law, without the appointment of a new or successor collateral trustee.

                  Section 11.29 Collateral Trustee May Enforce Claims Without Possession of Notes. All rights of action and claims under this Agreement or the Notes may be prosecuted and enforced by the Collateral Trustee without the possession of any of the Notes, or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Collateral Trustee shall be brought in its own name as trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Collateral Trustee, its agents and counsel, be for the ratable benefit of the Noteholders in respect of which such judgment has been obtained.

                  Section 11.30 Suits for Enforcement. If a Pay Out Event of which a Responsible Officer of the Collateral Trustee has actual knowledge shall occur and be continuing, the Collateral Trustee, in its discretion, may, subject to the provisions of Article IX, proceed to protect and enforce its rights and the rights of the Noteholders under this Agreement or any Supplement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or any Supplement or in aid of the execution of any power granted in this Agreement or any Supplement or for the enforcement of any other legal, equitable or other remedy as the Collateral Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Collateral Trustee or such Holders.

                  Section 11.31 Rights of Holders to Direct Collateral Trustee. Holders of a principal amount of Notes aggregating more than 50% of the Aggregate Principal Amount (or, with respect to any remedy, trust or power that does not relate to all Series, 50% of the aggregate unpaid principal amount of the Notes of all Series to which such remedy, trust or power relates) shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Collateral Trustee, or exercising any trust or power conferred on the Collateral Trustee; provided, however, that, subject to Section 11.19, the Collateral Trustee shall have the right to decline to follow any such direction if the Collateral Trustee being advised by counsel determines that the action so directed may not lawfully be taken, or if the Collateral Trustee in good faith shall, by a Responsible Officer or Responsible Officers of the Collateral Trustee, determine that the proceedings so directed would be illegal or involve it in personal liability or be unduly prejudicial to the rights of Noteholders not parties to such direction; and provided further that nothing in this Agreement shall impair the right of the Collateral Trustee to take any action deemed proper by the Collateral Trustee and which is not inconsistent with such direction.

                  Section 11.32 Representations and Warranties of Collateral Trustee. The Collateral Trustee represents and warrants that:

                         (i) The Collateral Trustee is a banking corporation organized, existing and in good standing under the laws of the State of New York;

                        (ii) The Collateral Trustee is an entity that satisfies the eligibility requirements of Section 11.24;

                       (iii) The Collateral Trustee has full power, authority and right to execute, deliver and perform this Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement; and

                        (iv) This Agreement has been duly executed and delivered by the Collateral Trustee.

                  Section 11.33 Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Bankers Trust

Company, not individually or personally but solely (i) as Trustee of the Trust and (ii) as Collateral Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it, (b) except with respect to Section 11.15 (with respect to the Trustee) and Section 11.32 (with respect to the Collateral Trustee) hereof the representations, undertakings and agreements herein made on the part of the Trust are made and intended not as personal representations, undertakings and agreements by the Trustee or the Collateral Trustee, as applicable, but are made and intended for the purpose of binding only the Trust,
(c) nothing herein contained shall be construed as creating any liability on the Trustee or the Collateral Trustee, individually or personally, to perform any covenant of the Trust either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties who are signatories to this Agreement and by any Person claiming by, through or under such parties; provided, however, that the Trustee or the Collateral Trustee, as applicable, shall be liable in its individual capacity for its own willful misconduct or negligence and for any tax assessed against it based on or measured by any fees, commission or compensation received by it for acting as Trustee or Collateral Trustee, as applicable, and (d) under no circumstances shall the Trustee or the Collateral Trustee be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement.


                                   ARTICLE XII

                                   TERMINATION

                  Section 12.1 Termination of Trust. The respective obligations and responsibilities of the Transferor, the Servicer, the Trustee and the Collateral Trustee created hereby (other than the obligation of the Trustee to make payments to Noteholders and the Holder of the Transferor Interest as hereafter set forth) shall terminate, except with respect to the duties described in Sections 7.4, 8.4 and 11.5 and subsections 2.4(c) and 12.3(b), upon the earlier of (i) the day, if any, designated by the Transferor after the Distribution Date following the date on which funds shall have been deposited in the Distribution Account sufficient to pay the Aggregate Principal Amount plus
Note Interest accrued through such Distribution Date in full and (ii) the day on which final payment is made under the Notes and the Transferor Interest (any such day under either the preceding clause (i) or this clause (ii) is referred to as a "Trust Termination Date"); but in no event later than the Final Trust Termination Date.

                  Section 12.2  Optional Purchase and Final Trust
Termination Date of Notes.

                  (a) If so provided in any Supplement, the Transferor or the Servicer may, but shall not be obligated to, repurchase Notes of the related Series by depositing into the related Distribution Account, if any, on the Transfer Date that is on or immediately preceding the Distribution Date specified in such Supplement, the amount so specified therein; provided, however, that if the long-term unsecured debt obligations of the Servicer are not rated at least Baa-3 by Moody's and BBB- by Standard & Poor's at the time of such purchase, such purchase shall not occur unless the Transferor shall deliver an Opinion of Counsel reasonably acceptable to the Trustee that such purchase of Notes would not constitute a fraudulent conveyance by the Transferor or the Servicer. On the Distribution Date that is on or following the Transfer Date on which such deposit is made, the Transferor shall be deemed, automatically and without requirement for any act on the part of the Transferor, or of any other Person, to have acquired all outstanding Notes and to have retired the Notes, thereby resulting in an increase in the Transferor Amount. If so provided in any Supplement, the Transferor may replace the Notes of such Series with a Replacement Series; provided that the Transferor shall follow the procedures set forth in related Supplement.

                  (b) The  Principal  Amount  of each  Series  shall  be due and payable no later than the Series Termination Date with respect to such Series. If on the Determination Date in the third month immediately preceding the month in which such Series Termination Date occurs, the Adjusted Principal Amount with respect to such Series would be greater than zero (after giving effect to all transfers, withdrawals, deposits and drawings to occur on the next Transfer Date and the payment of principal on the Notes of such Series to be made on the related Distribution Date pursuant to Article IV), the Servicer shall sell, dispose of, or otherwise liquidate, in a commercially reasonable manner and on commercially reasonable terms (which shall include the solicitation of competitive bids from Persons who are not Affiliates of the Transferor), within 60 days of such Determination Date (a "Series Sale"), an amount of Included Leases and related Equipment equal to (i) the Adjusted Principal Amount of such Series determined as of the date of such sale, disposition or liquidation provided, however, that the Servicer shall give the Transferor at least 15 days' advance written notice of such sale, disposition or other liquidation. Notwithstanding the foregoing, if after giving effect to any such sale, disposition or liquidation and the application of the proceeds thereof, the Asset Base would be less than the Aggregate Adjusted Principal Amount, the Servicer shall sell, dispose of, or otherwise liquidate, in the manner specified above, all Included Leases and related Equipment (a "Pool Sale"). The Transferor shall have the option, exercisable at any time after the Servicer has obtained an offer from any Person that is not an

Affiliate of the Transferor and prior to the consummation of any such sale, disposition or liquidation by giving notice of the exercise thereof to the Servicer, to purchase such Leases for cash (payable in immediately payable funds on the Series Termination Date) for the lesser of (i) 100% of the Discounted Lease and Residual Balance of such Leases, or (ii) the highest price offered therefor pursuant to such proposed sale, disposition or other liquidation. In the case of a Series Sale, the proceeds received upon the sale, disposition or other liquidation of such Leases in an amount up to (i) the Adjusted Principal Amount with respect to such Series on the Series Termination Date, plus (ii) unpaid interest thereon at the Note Rate for each Series as of the Series Termination Date with respect to such Series, and shall be distributed to the Holders of the Notes of such Series in final payment thereof pursuant to the terms of Section 12.3. Proceeds received in excess of the amount to be deposited as aforesaid shall be treated as Collections on the Included Leases and shall be allocated and deposited in accordance with the provisions of Article IV. In the case of a Pool Sale, all proceeds received shall be treated as Collections on the Included Leases and shall be allocated and deposited in accordance with the provisions of Article IV.

                  (c) The amount deposited pursuant to subsections 12.2(a) and 12.2(b) shall be paid to the Noteholders in the manner provided in Section 12.3.

                  Section 12.3 Final Distributions. (a) Written notice of any termination, specifying the Distribution Date upon which the Noteholders may surrender their Notes for payment of the final distribution and cancellation (unless otherwise specified in a Supplement), shall be given (subject to at least four Business Days' prior notice from the Servicer to the Trustee) by the Trustee to Noteholders mailed not later than the fifth day of the month of such final distribution specifying (a) the Distribution Date (which shall be the Distribution Date in the month in which the deposit is made pursuant to subsection 2.4(e), 12.1 or 12.2(a)) upon which final payment of the Notes will be made upon presentation and surrender of Notes (unless otherwise specified in a Supplement) at the office or offices therein designated, (b) the amount of any such final payment and (c) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Notes at the office or offices therein specified (unless otherwise specified in a Supplement). The Servicer's notice to the Trustee in accordance with the preceding sentence shall be accompanied by an Officer's Certificate setting forth the information specified in Section 3.5 covering the period during the then current calendar year through the date of such notice. The Trustee shall give such notice to the Transfer Agent and Registrar and the Paying Agent at the time such notice is given to Noteholders.

                  (b) All funds on deposit in the related Distribution Account, if any, in the case of a final payment, pursuant to Section 12.2 and, in the case of a termination of the Trust, pursuant to Section 12.1 (and notwithstanding such termination), shall continue to be held in trust for the benefit of the Noteholders and the Holder of the Transferor Interest and the Paying Agent or the Trustee shall pay such funds to the appropriate Noteholders upon surrender of their Notes (unless otherwise specified in a Supplement). In the event that all of the Noteholders shall not surrender their Notes for cancellation within six months after the date specified in the above-mentioned written notice, the Trustee shall give a second written notice to the remaining Noteholders to surrender their Notes for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Notes shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Noteholders concerning surrender of their Notes, and the cost thereof shall be paid out of the funds in the Distribution Account held for the benefit of such Noteholders. The Trustee and the Paying Agent shall pay to the Transferor upon request any monies held by them for the payment of principal or interest which remains unclaimed for two years. After payment to the Transferor, Noteholders entitled to the money must look to the Transferor for payment as general creditors unless an applicable abandoned property law designates another Person.

                  Section 12.4 Termination Rights of the Holder of the Transferor Interest. Upon the termination of the Trust pursuant to Section 12.1 and the surrender of the Transferor Interest, the Trustee shall return to the Holder of the Transferor Interest (without recourse, representation or warranty (other than that the Trustee has not encumbered such Lease and the related Equipment, except for the grant of a security interest therein to the Collateral Trustee)) all right, title and interest of the Trust in, to and under the Trust Assets, except for amounts held by the Trustee pursuant to subsection 12.3(b). The Trustee shall execute and deliver such instruments of transfer, in each case prepared by the Transferor and without recourse, representation or warranty as shall be reasonably requested by the Holder of the Transferor Interest to vest in the Holder of the Transferor Interest all right, title and interest which the Trust had in the Trust Assets.


                                  ARTICLE XIII

                            MISCELLANEOUS PROVISIONS

                  Section 13.1 Amendment. (a) This Agreement (including any Supplement) may be amended from time to time by the Servicer, the Transferor, the Trustee and the Collateral Trustee, without the consent of any of the Noteholders and the

Holder of the Transferor Interest, (i) to cure any ambiguity, to revise any exhibits or Schedules, to correct or supplement any provisions herein or thereon or (ii) to add any other provisions with respect to matters or questions raised under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any of the Noteholders.

                  (b) This Agreement (including any Supplement) may be amended from time to time by the Servicer, the Transferor, the Trustee and the Collateral Trustee, without the consent of any of the Noteholders and the Holder of the Transferor Interest, to modify, eliminate or add to the provisions of this Agreement to such extent as shall be necessary to effect the qualification of this Agreement under the Trust Indenture Act of 1939, as amended (the "TIA"), or under any similar federal statute hereafter enacted and to add to this Agreement such other provisions as may be expressly required by the TIA.

                  (c) This Agreement (including any Supplement) may be amended from time to time by the Servicer, the Transferor, the Trustee and the Collateral Trustee, without the consent of any of the Noteholders and the Holder of the Transferor Interest, to eliminate any restrictions on transferability applicable to any Series, or class thereof, of Notes, to the extent that, in the Opinion of Counsel, such restrictions are not necessary to comply with Section 7704 of the Code; provided, that prior to any such amendment, an Opinion of Counsel provided by tax counsel and to that effect shall have been delivered to the Trustee.

                  (d) This Agreement and any Supplement may also be amended from time to time by the Servicer, the Transferor, the Trustee and the Collateral Trustee with the consent of Noteholders aggregating more than 662/3% of the Principal Amount of each and every Series adversely affected, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders of any Series then issued and outstanding; provided, however, that no such amendment under this subsection shall(i) reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Note of such Series without the consent of all of the related Noteholders; (ii) change the definition of or the manner of calculating the Principal Amount, or the Principal Percentage of such Series without the consent of the related Noteholders or (iii) reduce the aforesaid percentage required to consent to any such amendment, in each case without the consent of each Noteholder of all Series affected.

                  (e) It shall not be necessary to obtain the consent of Noteholders under this Section 13.1 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Noteholders shall be subject to such reasonable requirements as the Trustee may prescribe.

                  (f) Any Supplement  executed and delivered pursuant to Section
6.12 and any amendments regarding the addition to or removal of Leases from the Trust as provided in Sections 2.6 or 2.7, executed in accordance with the provisions hereof, shall not be considered amendments to this Agreement for the purpose of Section 13.1.

                  (g) In connection with any amendment, the Trustee may request, in addition to the Opinion of Counsel required by subsection 13.2(d), an Opinion of Counsel from the Transferor or the Servicer to the effect that the amendment complies with all requirements of this Agreement. For the purposes of this
Section 13.1(g), such Opinion of Counsel may not be provided by internal counsel. The Trustee may, but shall not be obligated to, enter into any amendment which affects the Trustee's rights, duties or immunities under this Agreement or otherwise.

                  Section 13.2 Protection of Right, Title and Interest to Trust.
(a) The Servicer shall cause this Agreement, all amendments hereto and/or all financing statements and continuation statements and any other necessary documents covering the Holders' and the Trustee's right, title and interest to the Trust Assets to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Trustee hereunder to all property comprising the Trust Assets. The Servicer shall deliver to the Trustee file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. The Transferor shall cooperate fully with the Servicer in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this subsection 13.2(a).

                  (b) Within 30 days after the Transferor makes any change in its name, identity or corporate structure which would make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of Section 9-402 of the UCC as in effect in the state where such financing statement or continuation statement was filed, the Transferor shall give the Trustee and the Rating Agencies notice of any such change and shall file such financing statements or amendments as may be necessary to continue the perfection of the Trust's security interest in the Trust Assets and the proceeds thereof.

                  (c) The Servicer will give the Trustee prompt written notice of any relocation of any office from which it services

Included Leases or keeps the Lease Files or of its principal executive office and whether, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall file such financing statements or amendments as may be necessary to continue the perfection of the Trust's security interest in the Included Leases and the proceeds thereof. The Servicer will at all times maintain each office from which it services Included Leases and its principal executive office within the United States of America.

                  (d)  The Servicer will deliver to the Trustee:   (i)
upon the execution and delivery of each amendment of Articles I, II, III or IV other than amendments pursuant to subsection 13.1(a), an Opinion of Counsel substantially in the form of Exhibit I; and (ii) on or before April 15 of each year, beginning with April 15, 1996, an Opinion of Counsel, dated as of a date during the preceding 90-day period, substantially in the form of Exhibit J.

                  Section 13.3  Limitation on Rights of Holders.  (a)
The death or incapacity of any Holder shall not operate to terminate this Agreement or the Trust, nor shall such death or incapacity entitle such Holder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

                  (b) No Holder shall have any right to vote (except with respect to the Noteholders as provided in Section 13.1) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Notes, be construed so as to constitute the Noteholders and the Holder of the Transferor Interest from time to time as partners or members of an association; nor shall any such Holder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

                  (c) No Holder shall have any right by virtue of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given notice to the Trustee, and unless the Holders of a principal amount of Notes aggregating more than 50% of the Principal Amount of any Series affected shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Holder with every other Holder and the Trustee, that no one or more Holders shall have the right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Notes or the Transferor Interest, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Holders. For the protection and enforcement of the provisions of this Section 13.3, each and every Holder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

                  SECTION 13.4 GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, PROVIDED, HOWEVER, THAT THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE TRUSTEE AND THE COLLATERAL TRUSTEE SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  Section 13.5 Notices. All demands, notices and communications hereunder shall be in writing (including by facsimile) and shall be deemed to have been duly given if personally delivered (including by overnight courier) at, mailed by registered mail, return receipt requested, to, or sent by facsimile, with receipt confirmed and with a hard copy sent promptly, to (a) in the case of the Servicer, to One Market Place, Suite 900, San Francisco, California 94105 (facsimile # (415) 882-0860), Attn: Chief Financial Officer,
(b) in the case of the Transferor, to One Market Place, Suite 900, San Francisco, California 94105 (facsimile # (415) 882-0860), Attn: Chief Financial Officer, with a copy to the Servicer, (c) in the case of the Trustee or the Collateral Trustee, to the Corporate Trust Office (facsimile # 212-250-6961),
Attn: Corporate Market Services, (d) in the case of the Enhancement Provider for a particular Series the address, if any, specified in the Supplement relating to such Series, (e) in the case of Moody's, to Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, Attn: ABS Monitoring Department, 4th Floor, and (f) in the case of Standard & Poor's, to Standard & Poor's Ratings
Group, 25 Broadway, New York, New York 10004, Attention: Structured Finance Surveillance; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Holder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice.

                  Section 13.6 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Notes and the Transferor Interest or rights of the Holders thereof or any Enhancement Provider.

                  Section 13.7 Rule 144A Information. For so long as any of the Notes of any Series or any Class are restricted securities within the meaning of Rule 144(a)(3) under the Securities Act of 1933, as amended, each of the Transferor, the Servicer, the Trustee and any Enhancement Provider agree to cooperate with each other to provide to any Noteholders of such Series or Class and to any prospective purchaser of Notes designated by such a Noteholder upon the request of such Noteholder or prospective purchaser, any information required to be provided to such holder or prospective purchaser to satisfy the condition set forth in Rule 144A(d)(4) under the Act.

                  Section 13.8  Notes Nonassessable and Fully Paid.  It
is the intention of the parties to this Agreement that the Notes and the Transferor Interest shall not be liable for obligations of the Trust, that the interests in the Trust Assets represented by the Notes and the Transferor Interest shall be nonassessable for any losses or expenses of the Trust or for any reason whatsoever, and that Notes upon authentication thereof by the Trustee pursuant to Sections 2.1 and 6.2 are and shall be deemed fully paid.

                  Section 13.9 Further Assurances. The Transferor and the Servicer agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Trustee more fully to effect the purposes of this Agreement, including, without limitation, the execution of any financing statements or continuation statements relating to the Trust Assets for filing under the provisions of the UCC of any applicable jurisdiction.

                  Section 13.10 No Waiver: Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Trustee, the Collateral Trustee or the Noteholders, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

                  Section 13.11  Counterparts.  This Agreement may be
executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

                  Section 13.12 Third-Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the parties hereto, the Holders and, to the extent provided in any Supplement, the Enhancement Provider named therein, and their respective successors and permitted assigns. Except as otherwise provided in this Agreement or any Supplement, no other Person will have any right or obligation hereunder.

                  Section 13.13 Actions by Holders. (a) Wherever in this Agreement a provision is made that an action may be taken or a notice, demand or instruction given by Noteholders, such action, notice or instruction may be taken or given by any Noteholder, unless such provision requires a specific percentage of Noteholders.

                  (b) Any request, demand, authorization, direction, notice, consent, waiver or other act by a Holder shall bind such Holder and every subsequent Holder of such Note or the Transferor Interest, as the case may be, issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or omitted to be done by the Trustee, Transferor or the Servicer in reliance thereon, whether or not notation of such action is made upon such Note or in the Register with respect to the Transferor Interest, as the case may be.

                  (c) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement or any Supplement to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, when required, to the Transferor or the Servicer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement or any Supplement and conclusive in favor of the Trustee, Transferor and the Servicer, if made in the manner provided in this Section.

                  (d) The fact and date of the execution by any Holder of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient.

                  Section 13.14 Merger and Integration. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

                  Section 13.15 No Bankruptcy Petition. Each of each Holder and the Trustee, severally and not jointly, hereby covenants and agrees that, prior to the date which is one (1) year and one (1) day after the payment in full of all Notes, it will not institute against, or join any other Person in instituting against, the Transferor or the Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States. Nothing in this Section 13.15 shall preclude, or be deemed to estop, any Holder or the Trustee from taking (to the extent such action is otherwise permitted to be taken by such Person hereunder) or omitting to take any action prior to such date in (i) any case or proceeding voluntarily filed or commenced by or on behalf of the Transferor or the Trust under or pursuant to any such law or (ii) any involuntary case or proceeding pertaining to the Transferor or the Trust under or pursuant to any such law.

                  Section 13.16 Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

AFG CREDIT CORPORATION,
  as Transferor


By:___________________________
   Title:


AMERICAN FINANCE GROUP, INC.
  as Servicer


By:___________________________
   Title:


BANKERS TRUST COMPANY,
  as Trustee


                                     By:___________________________
                                     Title:


                                     BANKERS TRUST COMPANY,
                                     as Collateral Trustee


                                     By:___________________________
                                     Title:

                                   SCHEDULE 1
                                       to
             POOLING AND SERVICING AGREEMENT AND INDENTURE OF TRUST

                                 LIST OF LEASES

                            Delivered to Trustee only

As contained on an Appropriately Labeled Computer File or Microfiche Delivered Contemporaneously with this Agreement.

Leases


Account Number:                                            ___________
Discounted Lease Balance as of the related
 Cut Off Date:                                            $___________

                                   SCHEDULE 2
                                       to
             POOLING AND SERVICING AGREEMENT AND INDENTURE OF TRUST

                                LIST OF LOCKBOXES

1.       First Union National Bank of North Carolina
         P.O. Box 60581
         Charlotte, N.C. 28260
         Account # 60581

                                   SCHEDULE 3
                                       to
             POOLING AND SERVICING AGREEMENT AND INDENTURE OF TRUST

                              PORTFOLIO PARAMETERS1

1.       Portfolio Quality:

         (a) With respect to the Included Leases, the Weighted Average Debt Rating of all of the Lessees thereunder is at least Baa2, based on ratings assigned by Moody's, or the equivalent based upon ratings assigned by another Rating Agency.2 "Weighted Average Debt Rating" shall mean at any time the weighted average of the senior secured long-term debt ratings assigned by a Rating Agency to the Lessees based on the following numerical values3:

Credit Rating                                    Numerical
Moody's/S&P/Internal Rating                        Value

Aaa/AAA                                             325.5
Aa1/AA+                                             305.5
Aa2/AA                                              285.5
Aa3/AA-                                             265.5
A1/A+                                               245.5
A2/A                                                225.5
A3/A-                                               205.5
Baa1/BBB+                                           185.5
Baa2/BBB                                            165.5
Baa3/BBB-                                           145.5

         (continued on next page)

--------
1 Capitalized terms used in this Schedule and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement and Indenture of Trust.
2 For the purposes of this Schedule, the term "Rating Agency" has the meaning assigned thereto in the Pooling and Servicing Agreement and shall also include AFG's internal ratings ("Internal Ratings"), which are based on the ALCAR Debt Rater Plus software, or successor software packages.
3 For Lessees that do not have a senior secured long-term debt rating assigned to them by Moody's or S&P, the numerical value that corresponds to the rating that is one level above the unsecured long-term debt rating of such Lessee in the table above shall be used. For Lessees that are not assigned ratings by either Moody's or S&P, Internal Ratings shall be used. In the case of a Lessee with different ratings assigned by Moody's and S&P, the lower of the two ratings shall be used.

                           Credit Rating                   Numerical
          Moody's/S&P/Internal Rating                        Value

                              Ba1/BB+                       125.5
                              Ba2/BB                        105.5
                              Ba3/BB-                        85.5
                              B1/B+                          65.5
                              B2/B                           45.5
                              B3/B-                          25.5

         (b) No Lessee under an Included Lease has a long-term unsecured debt rating assigned by Moody's of less than B-3, or the equivalent assigned by another Rating Agency.

         (c) The sum of the Discounted Lease Balances of all Included Leases with respect to which the Lessees thereunder have long-term unsecured debt ratings assigned by Moody's of B-1, B-2 or B-3, or the equivalent assigned by another Rating Agency, on a cumulative basis, is not greater than 5% of the Aggregate Pool Balance.

         (d) The sum of the Discounted Lease Balances of Included Leases with respect to which the Lessees thereunder are rated internally by AFG, on a cumulative basis, is not more than 25% of the Aggregate Pool Balance.


2. Concentration Limitations: (a) Each amount set forth in the table below represents the maximum percentage of the Aggregate Pool Balance that may be comprised of the sum of the Discounted Lease Balances attributable to the Included Leases in the applicable category, on a cumulative basis.

                                                                                                               3



=============================================================================================================================
                   Category                                           When Aggregate Pool Balance is
                                              -------------------------------------------------------------------------------
                                                        Greater                 Greater than
                                                      than $0 but                $30 Million                 Greater
                                                     less than $30            but less than $60                 than $60
                                                        Million                    Million                   Million
-----------------------------------------------------------------------------------------------------------------------------
1.    Included Leases of
      any individual
      Lessee that is rated
      investment grade or
      higher by a Rating
      Agency                                              25%                        10%                       9%
-----------------------------------------------------------------------------------------------------------------------------
2.    Included  Leases of any  individual
      Lessee  that is not rated  investment
      grade by a Rating
      Agency                                              15%                        3%                        3%
-----------------------------------------------------------------------------------------------------------------------------
3.    Included Leases of
      all Lessees that
      operate in the same
      industry*                                           N/A                        40%                       40%
-----------------------------------------------------------------------------------------------------------------------------
4.    Included Leases that relate to the same
      type of Equipment**                                 N/A                        40%                       40%
-----------------------------------------------------------------------------------------------------------------------------
5.    Included Leases for
      which the Scheduled
      Payments are payable
      semi-annually                                       10%                        10%                       10%
=============================================================================================================================


---------------
*     Based upon Primary Standard Industrial Classification Code
      Number.
** As determined by AFG Credit Corporation in accordance with its customary procedures.

                  The following words and phrases shall have the following meanings:

                  "Equipment Excess Concentration Amount" shall mean at any date of determination, the dollar amount, if any, by which the Discounted Lease Balances of Included Leases exceeds the applicable concentration limits prescribed in category 4 in the table above.

                  "Individual Lessee Excess Concentration Amount" shall mean at any date of determination, the dollar amount, if any, by which the Discounted Lease Balances of Included Leases exceeds the applicable concentration limits prescribed in category 1 or category 2, as applicable with respect to a particular Lessee, in the table above.

                  "Industry Excess Concentration Amount" shall mean at any date of determination, the dollar amount, if any, by which the Discounted Lease Balances of Included Leases exceeds the applicable concentration limits prescribed in category 3 in the table above.

                  "Semi-Annual Lease Excess Concentration Amount" shall mean at any date of determination, the dollar amount, if any, by which the Discounted Lease Balances of Included Leases exceeds the applicable concentration limits prescribed in category 5 in the table above.

                  If at any date of determination with respect to any Included Lease there are two or more of (a) an Equipment Excess Concentration Amount, (b) an Individual Lessee Excess Concentration Amount, (c) an Industry Excess Concentration Amount or (d) a Semi-Annual Lease Excess Concentration Amount, then only the one largest dollar amount that is attributable to (a), (b), (c) or (d) above, as applicable, shall be used in the calculation of the Excess Concentration Amount at such date of determination.

                  A Lease shall not be deemed to cause any of the limits set forth in the table above to be exceeded, and shall therefore not be deemed to give rise to the existence of an Equipment Excess Concentration Amount, an Individual Lessee Excess Concentration Amount, an Industry Excess Concentration Amount or a Semi-Annual Lease Excess Concentration Amount, as the case may be, if the Rating Agency Condition shall have been satisfied with respect to such Lease.

         (b) the sum of the Discounted Lease Balances attributable to all Included Leases that are not Hedged Leases shall not, on a cumulative basis, exceed $10,000,000.

3. Other Lease Requirements: Utilizing the Definition of "Discount Rate" in the Pooling and Servicing Agreement and Indenture of Trust, the sum of the Discounted Lease Balances of all Included Leases, calculated for each Lease at the date of origination of each such Lease by AFG, would not, on a cumulative basis, exceed 88% of the sum of the original cost of the Equipment relating to all Included Leases.

                                   SCHEDULE 4
                                       to
             POOLING AND SERVICING AGREEMENT AND INDENTURE OF TRUST

                           IDENTIFICATION OF ACCOUNTS

1. Collection Account

     Account Number:  2000000732936
     Account Designation:                   AFG Master Trust Collection
                                            Account, Bankers Trust Company as
                                            Collateral Trustee
     Name of Institution
     with which account
     has been established:                  First Union National Bank of
                                            North Carolina

2. Excess Funding Account

     Account Number:  2000000733508
     Account Designation:                   AFG Master Trust Excess Funding
                                            Account, Bankers Trust Company as
                                            Collateral Trustee
     Name of Institution
     with which account
     has been established:                  First Union National Bank of
                                            North Carolina

3. Tax Escrow Account

     Account Number:  2000000733485
     Account Designation:                   AFG Master Trust Tax Escrow
                                            Account, Bankers Trust Company as
                                            Collateral Trustee
     Name of Institution
     with which account
     has been established:                  First Union National Bank of
                                            North Carolina

4. Series 1995-1 Distribution Account1

      Account Number:  2000000733498
      Account Designation:                   AFG Master Trust Series 1995-1
                                             Distribution Account, Bankers
                                             Trust Company as Collateral
                                             Trustee
      Name of Institution
      with which account
      has been established:                  First Union National Bank of
                                             North Carolina


--------
         1 This account pertains to Series 1995-1 only. Distribution accounts for other series will be added to this schedule as appropriate.

                                    EXHIBIT A
                                       to
             POOLING AND SERVICING AGREEMENT AND INDENTURE OF TRUST

                           FORM OF CUSTODIAN AGREEMENT

                  THIS CUSTODIAN AGREEMENT, dated as of ________ __, 199_ is made between AMERICAN FINANCE GROUP, INC., a Delaware corporation ("AFG"), [ ] (the "Custodian") and BANKERS TRUST COMPANY, a New York banking corporation, as Trustee and as Collateral Trustee (in such capacity, the "Trustee") of the AFG Master Trust (the "Trust") under the POOLING AND SERVICING AGREEMENT AND INDENTURE OF TRUST, dated as of July 1, 1995 (as amended or otherwise modified from time to time, the "Pooling and Servicing Agreement"), among AFG CREDIT CORPORATION, a Delaware corporation, as Transferor (the "Transferor"), AFG, in its capacity as Servicer thereunder (in such capacity, the "Servicer") and the Trustee.

                  WHEREAS, from time to time under the Pooling and Servicing Agreement the Trustee, on behalf of the Trust, will acquire from the Transferor interests in certain leases and related equipment to be serviced by the Servicer;

                  WHEREAS, it is a requirement of the Pooling and Servicing Agreement that the Trustee be given possession of such leases;

                  WHEREAS, to facilitate the servicing of such leases by the Servicer and the taking of, and maintenance of, possession thereof by the Trustee, the Trustee wishes to appoint the Custodian as its agent to maintain such possession; and

                  NOW, THEREFORE, in consideration of the mutual agreements herein contained and of other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

                  SECTION 1.  APPOINTMENT AND DUTIES OF CUSTODIAN

                  1.1 The Trustee hereby appoints the Custodian to act exclusively as the custodian of the Trustee for the purposes of taking and retaining custody of the Lease Files (as defined on Schedule I hereto) in accordance with the terms and conditions of this Agreement, all for the exclusive benefit of the Trustee on behalf of the Trust. In so taking and retaining custody of the Lease Files, the Custodian shall be deemed to be acting as the agent of the Trustee for the purpose of perfecting the Trustee's security interest therein under the Uniform Commercial Code, provided, however, that the Custodian makes no representations as to the existence, perfection or priority of any such purported security interest, and provided further, that the Custodian's duties as agent shall be limited to those expressly contemplated herein. The Custodian hereby accepts such appointment.

                  1.2 The Transferor, the Trustee and the Servicer may from time to time deposit with the Custodian the items (the "Documents") listed on
Schedule I attached hereto. The sole responsibilities of the Custodian with respect to such Documents shall be to (x) act as custodian of such Documents for the Trustee so long as such Documents are in the Custodian's possession and (y)
(1) accept such Documents from the Transferor, the Trustee and the Servicer; (2) verify that all Documents are in the respective Lease Files or, if a Lease File already exists for any Included Lease, place any Documents received under this subsection 1.2 in the appropriate Lease Files; and (3) secure the Lease Files. The Custodian shall provide written verification of all documents received from or removed by the Trustee and the Servicer in a form substantially similar to
Exhibit 1, copies of which will be provided to the Servicer or the Trustee, as appropriate. The Custodian hereby acknowledges receipt of the Lease Files listed on the Schedule of Included Leases attached as Schedule II hereto (except for the documents listed on the Schedule of Exception attached to Exhibit 1 hereto as Schedule A). The Custodian makes no representations as to: (i) the validity, legality, enforceability or genuineness of any of the documents identified on
Schedule II, or (ii) the collectability, insurability, effectiveness or suitability of any such documents. The Custodian shall have no duty to monitor the delivery to it of such documents other than to note receipt of such on its records.

                  1.3 Except as set forth in Section l.4, the Custodian shall accept only written instructions (if oral, then immediately confirmed in writing by telecopy) of an Authorized Representative (as defined below) of the Servicer concerning the use, handling and disposition of the Lease Files. Each individual designated as an authorized representative of the Trustee, the Servicer or the Custodian (each, an "Authorized Representative") is authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Custodian Agreement on behalf of the Trustee, the Servicer or the Custodian, as the case may be, and the specimen signature for each such Authorized Representative of the Trustee, the Servicer and the Custodian initially authorized hereunder is set forth on Exhibits 4, 5 and 6 hereto, respectively. From time to time, the Trustee, the Servicer, the Transferor and the Custodian may, by delivering to each of the others a revised exhibit, change the information previously given, but each of the other parties hereto shall be entitled to rely conclusively on the last exhibit until receipt of a superseding exhibit.

                  1.4 (a) Unless the Custodian shall receive written notice from the Trustee to the contrary and subject to the requirements of Section 1.6, the Custodian, upon the receipt of a written request from the Servicer, in substantially the form of Exhibit 3 hereto, detailing the Lease Files to be released or transferred by the Custodian to the Servicer, shall release or transfer the Lease Files specifically requested by the Servicer to the Servicer. The Custodian shall deliver to the Servicer, upon receipt of such written instructions of the Servicer, as rapidly as practicable, but in no case later than two (2) Business Days, all of the Lease Files so designated for delivery.

                  (b) Any instruction by the Servicer to deliver the Lease Files to the Servicer must inform the Custodian, to the Custodian's satisfaction, of the terms and method of delivery of the Lease Files to the Servicer. The Servicer shall hold the Custodian harmless from losses or damages to any person, including, without limitation, the Trustee or the Transferor for the safe transmittal of the Lease Files if the Custodian has complied with the Servicer's instructions regarding their delivery. Upon receipt of a notice from the Trustee to cease accepting instructions from the Servicer, the Custodian shall thereafter accept instructions as set forth herein only from the Trustee until such notice is withdrawn by the Trustee.

                  1.5 The notices, statements, directions and certificates requested under or required by this Section 1 shall be full authority for and direction to the Custodian to execute the certificates and notices and deliver the Lease Files referred to herein and the Custodian shall promptly do so. The Custodian in so doing shall have no liability to any Person except on account of its willful misconduct or gross negligence.

                  1.6 At any time when an Included Lease is to be reconveyed to the Transferor or otherwise disposed of under the terms of the Pooling and Servicing Agreement, the Servicer shall submit a written request to the Custodian in a form substantially similar to Exhibit 3 with a copy to the Trustee (1) identifying the Included Leases for which a reconveyance or other disposition hereunder is to be made, and (2) requesting the Custodian to release the specific Lease Files relating to such Leases to the Servicer. Upon receipt of such request from the Servicer with respect to any such sale or other disposition hereunder, the Custodian shall promptly deliver the Lease Files listed in such request to the Servicer. Upon receipt of a notice from the Trustee to cease accepting instructions from the Servicer, the Custodian shall thereafter accept instructions as set forth herein only from the Trustee until such notice is withdrawn by the Trustee.

                  1.7 All Lease Files shall be kept in fireproof vaults or cabinets at the office of the Custodian specified in Section 4.3, or at such other office as shall be specified to the Trustee and the Servicer by 30 days' prior written notice. All Lease Files shall be placed together in a separate file cabinet with an appropriate identifying label and maintained in such a manner so as to permit retrieval and access.

                  1.8 The Custodian shall keep all Lease Files clearly segregated from any other documents or instruments in its files. The Custodian shall clearly list by customer name and contract number all Lease Files, to indicate that such Lease Files are the sole property of the Trustee, and that the Custodian is holding such files solely as custodian for the Trustee; provided that the Lease Files, including any original certificates of title or other title documents with respect to the Equipment related to the Included Leases, may be transferred to the Trustee or such other Person as the Trustee may direct.

                  1.9 The Custodian hereby agrees and covenants that, on reasonable prior notice, it will permit any representative of the Servicer, the Servicer's accountants (auditors), or the Trustee (or any of its agents), during the Custodian's normal business hours, to examine the books of account, records, reports and other papers of the Custodian relating to the Lease Files, to make copies and extracts therefrom, all at such reasonable times and as often as may be reasonably requested.

                  1.10 The Custodian shall not have any duty or obligation to take any action in respect of the collection of any indebtedness evidenced by the Lease Files or to otherwise act with respect to payment on any such indebtedness, provided that the Custodian shall transfer any Lease Files to the Servicer, and accept the return of such Lease Files from the Servicer, which the Servicer from time to time may request in connection with the Servicer's obligations under the Pooling and Servicing Agreement.

                  1.11 The Custodian undertakes to perform such duties and only such duties as are specifically set forth in this Agreement and no implied covenants or obligations shall be read into this Agreement against the Custodian; in the absence of bad faith on its part, the Custodian may rely, as to the truth of the statements and correctness of the instructions given, on instruments and reports furnished to the Custodian and conforming to the requirements of this Agreement.

                  1.12 In performing its duties as Custodian, the Custodian shall use the highest degree of care and attention employed by custodial institutions holding and transferring documents of a comparable nature.

                  1.13 The Custodian makes no warranty or representation as to the completeness or validity of the Lease Files (other than as set out in Section 1.2 hereof) nor as to the perfection or priority of any security interest therein in favor of the Trustee and is acting solely as custodian of the Trustee to furnish only those services which are expressly described herein or any other administerial service or action which is reasonably requested by the Trustee in order to accomplish the purposes of this Agreement.

                  1.14 The Servicer covenants and agrees to pay to the Custodian and the Custodian shall be entitled to receive, under a separate agreement with the Transferor, reasonable compensation for all services rendered by it hereunder and in the exercise and performance of any of the powers and duties hereunder of the

Custodian, and, the Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable fees and expenses of its agents and counsel) except any such expense, disbursement or advance as may arise from its negligence or bad faith.


                  SECTION 2.  INDEMNIFICATION

                  2.1 The Servicer agrees to indemnify and hold the Custodian and its directors, officers, agents and employees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorney's fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of this Custodian Agreement or any action taken or not taken by it or them hereunder unless such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements were imposed on, incurred by or asserted against the Custodian because of the breach by the Custodian of its obligations hereunder, which breach was caused by the negligence, lack of good faith or willful misconduct on the part of the Custodian or any of its directors, officers, agents or employees. The foregoing indemnification shall survive any termination of this Custodian Agreement.

                  2.2 Neither the Custodian nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them hereunder or in connection herewith in good faith and believed by it or them to be within the purview of this Custodian Agreement, including, without limitation, in the selection of shippers and methods of shipment, except for its or their own negligence, lack of good faith or willful misconduct. In no event shall the Custodian or its directors, officers, agents and employees be held liable for any special, indirect, punitive or consequential damages resulting from any action taken or omitted to be taken by it or them hereunder or in connection herewith even if advised of the possibility of such damages.
Custodian shall not be responsible to the Trustee or any other party for recitals, statements or warranties or representations of the Servicer contained herein, in the Pooling and Servicing Agreement or in any document or be bound to ascertain or inquire as to the performance or observance of any of the terms of this Custodian Agreement or the Pooling and Servicing Agreement on the part of the Servicer.


                  SECTION 3.  TERMINATION OF AGREEMENT

                  3.1 This Agreement may be terminated at any time by the Trustee without penalty hereto by written notice delivered by an Authorized Representative of the Trustee to the Custodian and the Servicer. In such event, the Trustee will select a replacement custodian which is satisfactory to the Servicer and will obtain the Servicer's written consent to such selection, provided that no consent will be required if the Servicer is in a default status under the Pooling and Servicing Agreement. The effective date of termination shall be as specified in such notice; provided, however, that at the option of either the Trustee or the Custodian, the effective date of termination may be postponed to a date not more than ten (10) days from the date of the delivery of such notice in order to provide the Custodian an opportunity to prepare for the transfer of the Lease Files to the Trustee.

                  3.2 (a) Upon the termination of this Agreement and upon written notice to the Custodian, the Custodian shall deliver to the Trustee, its designee or any successor custodian, at the Custodian's office, all Lease Files then held by the Custodian and a list of all Lease Files held by any other Person.

                  (b) If, upon termination of this Agreement, the Trustee fails to accept delivery of, or provide written delivery instructions for, all Lease Files then held by the Custodian pursuant to this Agreement, the Custodian shall have the right upon thirty (30) days prior written notice to the Trustee, to store the unaccepted Lease Files in a non-fireproof area and shall not be held liable by the Trustee for damage, theft, fire or other perils relating to the Lease Files. Upon termination of this Agreement, the Custodian will not accept any instructions from the Trustee other than arrangements for complete delivery of all Lease Files in its possession. Upon the Trustee's failure to arrange complete delivery or provide instructions for delivery within thirty (30) days of termination, the Custodian shall have the right to mail all packages by regular, insured U.S.A. mail or United Parcel Service to the Servicer or other Person so designated by the Trustee.


                  SECTION 4.  MISCELLANEOUS

                  4.1 Defined Terms. Capitalized terms used but not otherwise defined herein shall the respective meanings assigned them in the Pooling and Servicing Agreement. All references herein to "the Agreement" or "this Agreement" are to this Custodian Agreement as it may be amended, supplemented or modified from time to time, and all references hereto to Sections and subsections are to Sections and subsections of this Agreement unless otherwise specified.

                  4.2 Assignment, Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto, and their respective successors and permitted assigns. Except as otherwise provided in this Agreement, no other Person will have any right or obligation hereunder.

Notwithstanding anything contained in this Agreement to the contrary, this Agreement may not be assigned by the Custodian without the prior written consent of the Trustee, which shall not be unreasonably withheld.

                  4.3 Notices. (a) Except as otherwise specifically provided for in this Agreement, all notices, payments and other communications between the parties hereto shall be given by an Authorized Representative of the Trustee, Custodian or Servicer, as the case may be, in writing (including by facsimile) and shall be either hand delivered or mailed by registered or certified mail, postage prepaid, return receipt requested, or by facsimile (with receipt confirmed and with a hard copy sent promptly), Federal Express, other overnight couriers providing receipts or electronic mail as follows:

                           If to the Trustee:

                           Bankers Trust Company
                           Four Albany Street
                           New York, New York 10006
                           Attention:  Mr. Kevin Weeks
                           Corporate Market Services
                           Telephone Number: (212) 250-6531
                           Telecopy Number : (212) 250-6392, 6961


                           If to the Custodian:


                           --------------------------

                           Attention:
                           Telephone Number:
                           Telecopy Number :

                           If to the Servicer:

                           American Finance Group, Inc.
                           98 N. Washington Street
                           Boston, Massachusetts 02114

                           Attention:  Vice President of Lease Operations
                           Telephone Number:                  (617) 854-5800
                           Telecopy Number :                  (617) 523-1410


                  (b) Any such notice, payment or communication so delivered or addressed and mailed by certified mail, postage prepaid, return receipt requested, shall be deemed to have been given when so mailed. Notice given by Federal Express or electronic mail shall be deemed given twenty-four (24) hours after communicated. Any party may change the address to which notices, payments or communications shall be given by notifying the other party in writing as provided for in this Section.

                  4.4 No Set-Off. The Custodian, in its capacity as custodian hereunder or otherwise, hereby agrees that it will not set-off against the Lease Files delivered under this Agreement or the proceeds thereof any claims which it may have against the Trustee or any other Person. The Custodian, in its capacity as custodian hereunder or otherwise, hereby expressly waives any and all rights it may have to file a lien against any Lease File individually or in the aggregate.

                  4.5  Headings.   The  headings  herein  are  for  purposes  of
reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

                  4.6 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

                  4.7 Counterparts. This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

                  4.8 Merger and Integration. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

                  4.9  GOVERNING LAW.  THIS AGREEMENT SHALL BE CONSTRUED
IN ACCORDANCE WITH THE LAWS OF [                ].

                  4.10 Genuineness of Documents. In the absence of bad faith on the part of the Custodian, the Custodian may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any request, instructions, certificate, opinion or other document furnished to the Custodian, believed by the Custodian to be genuine and to have been signed or presented by the proper party or parties and conforming to the requirements of this Custodian Agreement; but in the case of any loan document or other request, instruction, document or certificate which by any provision hereof is specifically required to be furnished to the Custodian, the Custodian shall be under a duty to examine the same to determine whether or not it conforms to the requirements of this Custodian

Agreement. The Custodian may consult with counsel and any opinion of counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such opinion of counsel.

                  4.11 Reproduction of Documents. This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

                  4.12 Data Access. If the Custodian has issued to the Servicer a data access security system in order that the Servicer may have access to certain data and functions, the Servicer hereby agrees: (a) to access data and functions only in accordance with the Data Access Operating Procedures annexed hereto as Exhibit 7 and to regard and preserve as confidential all information obtained with respect to the issuance to the Servicer of a data access authority system (other than information provided by or on behalf of the Servicer); (b) to access data and functions solely for its own internal use and benefit; (c) to discontinue use of the data access security system at any time for security reasons upon notice from the Custodian; (d) upon request, to cause the Servicer's internal auditors to verify to the Custodian that data access is restricted to authorized employees; (e) to indemnify the Custodian against and to hold the Custodian harmless from all liability, claims, loss and demands whatsoever, including reasonable attorney's fees, howsoever arising or incurred because of or in connection with the access of data and functions by the
Servicer and the use by the Servicer or any of their employees, whether authorized or unauthorized, of the data access security system; and (f) to designate a duly authorized individual to serve as the Data Security Administrator in accordance with the Data Security Administrator Designation form annexed hereto as Exhibit 8.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.




                                     [Custodian], as Custodian




                                     By
                                     Title:



                                               BANKERS TRUST COMPANY, as Trustee
                                               and as Collateral Trustee




                                     By
                                     Title:



                                               AMERICAN FINANCE GROUP, INC.
                                               as Servicer



                                     By
                                     Title:

                                   SCHEDULE I

                       (Attached to and Made a Part of the
                           Custodian Agreement Between
                                      [ ],
                            Bankers Trust Company and
                          American Finance Group, Inc.
                        dated as of __________ __, 199_)


                             CONTENTS OF LEASE FILES


(1) THE FOLLOWING DOCUMENTS RECEIVED FROM TIME TO TIME BY THE CUSTODIAN FROM THE TRANSFEROR OR THE SERVICER WITH RESPECT TO THE INCLUDED LEASES CONSTITUTE THE "LEASE FILES" (listed below as Exhibits "_" through "_"):

                                   SCHEDULE II

                       (Attached to and Made a Part of the
                           Custodian Agreement Between
                                      [ ],
                            Bankers Trust Company and
                          American Finance Group, Inc.
                        dated as of __________ __, 199_)

                             LIST OF INCLUDED LEASES


Leases


Account Number:

                                    EXHIBIT 1

                       (Attached to and Made a Part of the
                           Custodian Agreement Between
                                      [ ],
                            Bankers Trust Company and
                          American Finance Group, Inc.
                        dated as of __________ __, 199_)


Custodian
Street Address
City, St, Zip

Re: Section 1.2 of the Custodian Agreement by and between [_________________], as custodian ("Custodian"),
         American Finance Group, Inc. ("Servicer") and Banker's Trust Company ("Trustee") under the AFG Master Trust.


Dear _______________:

Enclosed please find the below-listed documents which Servicer requests be:

_____ added as an additional Lease File __________

_____ filed as an addition to a Lease File _________

Listing of Contents

1.       _____________________________________________

2.       _____________________________________________

3.       _____________________________________________

4.       _____________________________________________

5.       _____________________________________________

6.       _____________________________________________

7.       _____________________________________________


AMERICAN FINANCE GROUP, INC.

By:____________________________

Title:_________________________

Custodian hereby acknowledges receipt of the above-listed documentation and confirms to Servicer that it has filed such documents in accordance with the instructions set forth herein as of this ____ day of __________, 199_. The Custodian makes no representations as to: (i) the validity, legality, enforceability or genuineness of any of the documents identified on Schedule II, or (ii) the collectability, insurability, effectiveness or suitability of any such documents. The Custodian shall have no duty to monitor the delivery to it of such documents other than to note receipt of such on its records.

By:____________________________

Title:_________________________

                             Exhibit 1 - Schedule A

                       (Attached to and Made a Part of the
                           Custodian Agreement Between
                                      [ ],
                            Bankers Trust Company and
                          American Finance Group, Inc.
                        dated as of __________ __, 199_)


Schedule of Exceptions

                                    EXHIBIT 2
                         Certification of the Custodian

                       (Attached to and Made a Part of the
                           Custodian Agreement Between
                                      [ ],
                            Bankers Trust Company and
                          American Finance Group, Inc.
                        dated as of __________ __, 199_)


Re: Reference is made to the Custodian Agreement, dated as of _________, 1995 (the "Custodian Agreement") among Bankers Trust Company (the "Trustee"), American Finance Group, Inc. (the "Servicer") and [_______________________] (the
         "Custodian")


Ladies and Gentlemen:

In accordance with the provisions of Section 1.2 of the Custodian Agreement, the undersigned, as Custodian, hereby certifies that, as to each Lease File listed in the Lease File Schedule attached hereto (other than any Lease File paid in full or any Lease File listed on the attachment hereto), it has reviewed the documents delivered to it pursuant to Section 1.2 of the Custodian Agreement, as specified on the related Lease File Schedule, and has determined (except as provided in the attached exception report) (i) all such documents listed on the document inventory checklist are in its possession and (ii) based on its examination, and only as to the foregoing documents, the information set forth in the Lease File Schedule with respect to such Lease File accurately reflects the information set forth in the Custodian's Lease File.

The undersigned makes no representation as to and shall not be required to verify (a) the validity, legality, sufficiency, enforceability, recordability, due authorization, adequacy of genuineness of any such documents contained in each or any of the Lease Files, or (b) the collectability, insurability, effectiveness or suitability of any such Lease File.

Any capitalized terms used but not defined herein shall have the meanings assigned in the Custodian Agreement.


                                          [CUSTODIAN]

                                          By: _____________________
                                          Name: ___________________

                                    EXHIBIT 3

                       (Attached to and Made a Part of the
                           Custodian Agreement Between
                                      [ ],
                            Bankers Trust Company and
                          American Finance Group, Inc.
                        dated as of __________ __, 199_)


Custodian
Street Address
City, St, Zip

Re: Section ___ of the Custodian Agreement by and between _______________, as custodian ("Custodian"), American Finance Group, Inc. ("Servicer") and Banker's Trust Company ("Trustee") under the AFG Master Trust.


Dear _______________:

In accordance with Section 1.4 of the Custodian Agreement, Servicer hereby formally requests the release and transfer of the below-listed Lease Files and the delivery of the same via _______________ at the address listed below:

Listing of Lease Files

Lease File _________                                 Lease File _________
Lease File _________                                 Lease File _________
Lease File _________                                 Lease File _________
Lease File _________                                 Lease File _________
Lease File _________                                 Lease File _________
Lease File _________                                 Lease File _________
Delivery Address
---------------------------
American Finance Group, Inc.
98 N. Washington St., Boston, MA  02114

AMERICAN FINANCE GROUP, INC.

By:____________________________

Title:_________________________

Servicer hereby acknowledges receipt of the above-listed Lease Files and confirms the completeness of their contents this ____ day of __________, 199_.

AMERICAN FINANCE GROUP, INC.

By:____________________________

Title:_________________________

                                   EXHIBIT 4

                    AUTHORIZED REPRESENTATIVES OF THE TRUSTEE

                       (Attached to and Made a Part of the
                           Custodian Agreement Between
                                      [ ],
                            Bankers Trust Company and
                          American Finance Group, Inc.
                        dated as of __________ __, 199_)


Name                                     Signature


--------------------------               ------------------------------
Title:


--------------------------               ------------------------------
Title:


--------------------------               ------------------------------
Title:


--------------------------               ------------------------------
Title:

                                    EXHIBIT 5

                   AUTHORIZED REPRESENTATIVES OF THE SERVICER

                       (Attached to and Made a Part of the
                           Custodian Agreement Between
                                      [ ],
                            Bankers Trust Company and
                          American Finance Group, Inc.
                        dated as of __________ __, 199_)



Name                                     Signature


--------------------------               ------------------------------
Title:


--------------------------               ------------------------------
Title:


--------------------------               ------------------------------
Title:


--------------------------               ------------------------------
Title:

                                    EXHIBIT 6

                   AUTHORIZED REPRESENTATIVES OF THE CUSTODIAN

                       (Attached to and Made a Part of the
                           Custodian Agreement Between
                                      [ ],
                            Bankers Trust Company and
                          American Finance Group, Inc.
                        dated as of __________ __, 199_)


Name                                     Signature


--------------------------               ------------------------------
Title:


--------------------------               ------------------------------
Title:


--------------------------               ------------------------------
Title:


--------------------------               ------------------------------
Title:

                                    EXHIBIT 7

                     PROTECTION OF EQUIPMENT AND INFORMATION

                       (Attached to and Made a Part of the
                           Custodian Agreement Between
                                      [ ],
                            Bankers Trust Company and
                          American Finance Group, Inc.
                        dated as of __________ __, 199_)


                  The databases, computer programs, screen formats, screen designs, report formats, interactive design techniques, and other information furnished to the Servicer by the Custodian as part of the services constitute copyrighted, trade secret or proprietary information of substantial value to the Custodian. Such databases, programs and other information, other than such information as has been provided by or on behalf of the Servicer are collectively referred to below as "Proprietary Information". The Servicer agrees that it shall treat all Proprietary Information as proprietary to the Custodian and that it shall not divulge any Proprietary Information to any person or organization except as is expressly permitted hereunder. Proprietary Information is furnished "as is" without warranty. Without limiting the foregoing, the Servicer agrees for itself and its employees and agents:

         (1) to use such programs and databases constituting proprietary information (i) solely on the Custodian's Computers or designated Servicer devices, (ii) solely from devices at Servicer locations designated by the Servicer on the Appendix attached hereto and (iii) solely in accordance with Custodian's applicable user documentation;

         (2) to refrain from copying or duplicating in any way (other than in the normal course of performing processing on the Custodian's computers) any part of any Proprietary Information, and to return any Proprietary Information upon termination of this Agreement;

         (3) to refrain from obtaining unauthorized access to any programs, data or other information to which the Servicer is not entitled, and if such access is accidently obtained, to respect and safeguard the same as Proprietary Information;

         (4) to refrain from causing or allowing proprietary information transmitted from the Custodian's computer to the Servicer's terminal to be transmitted to another computer, terminal or other device for other than the Servicer's own use, except upon prior approval of Custodian;

         (5) that the Servicer shall have access to only those authorized transactions as set forth on the Appendix attached hereto; and

         (6) to honor all reasonable written requests made by the Custodian to protect at the Custodian's expense the rights of the Custodian in Proprietary Information at common law, under the Federal copyright statute and under other Federal and state statutes.

         (7) to designate a duly authorized individual to serve as the Data Security Administrator in accordance with the Designation Form annexed hereto.

         (8) to request a unique user ID for each separate user. The request must be made in writing to Custodian's data security manager.

         (9) to request immediate deactivation of a user ID or deletion of access when no longer needed or when Servicer believes security has been violated.

         (10) to limit knowledge of user IDs to only authorized individuals.

         (11) to not disclose passwords directly or indirectly to anyone, including other employees of the Servicer.

         (12) to not store user IDs or passwords in any computer file, as part of an "automatic logon" procedure.

         (13) to select unique passwords which cannot be easily guessed.

         (14) to change the password every 30 days, or when the Servicer believes the password might have become known to others, or when the Servicer suspects a possible security violation.

         (15)  to not recycle or reuse passwords.

         (16) to refrain from modifying, enhancing or otherwise creating derivative works based upon the Proprietary Information, nor shall the Servicer reverse engineer, decompile or otherwise attempt to secure the source code for all or any part of the Proprietary Information.

                                    EXHIBIT 8

                  DATA SECURITY ADMINISTRATOR DESIGNATION FORM

                       (Attached to and Made a Part of the
                           Custodian Agreement Between
                                      [ ],
                            Bankers Trust Company and
                          American Finance Group, Inc.
                        dated as of __________ __, 199_)


Date: _______________ __, 199_

[Custodian]
[Address]

Gentlemen:

         As _______________ (title of officer or other authorized official) of _________________________ (Name of Company), I hereby certify that the following individual has been duly authorized by the Board of Directors or other governing body of the Company (or designated by an official of the Company who has been duly authorized by said Board of Directors or other governing body to make such designation), to serve as the Data Security Administrator, as such term is defined in the Data Access Operating Procedures:

Name                                  Signature

----------------------------          -----------------------------------

         It is understood and agreed that the above-named individual is the authorized recipient on behalf of the Company of (1) all documents and correspondence assigning, confirming or otherwise containing company and user identification codes, passwords, mnemonics, tastkeys, encryption keys and other security devices, and (2) all other notices, documents and correspondence from State Street respecting the data access security systems, including, without limitation, any changes or supplements to the Data Accessing Operating Procedures.

         IN WITNESS WHEREOF, I have executed this document and affixed the seal of the Company on this ____ day of __________, 19__.

-----------------------------------
(Signature of officer or other
authorized official)

-----------------------------------
(Title)


* In case the first signing officer is a Data Security Administrator, this form must be signed by a second officer.

-----------------------------------
(Signature of other officer or
other authorized official)*

-----------------------------------
(Title)


* In case the first signing officer is a Data Security Administrator, this form must be signed by a second officer.

                                    EXHIBIT B
                                       to
             POOLING AND SERVICING AGREEMENT AND INDENTURE OF TRUST


                          FORM OF TRANSFER AGREEMENT OF
                                ADDITIONAL LEASES


                  ASSIGNMENT No. ____ OF ADDITIONAL LEASES, dated as of _______________________, _____ (this "Assignment"), by and between AFG Credit Corporation, a Delaware corporation (the "Transferor"), to Bankers Trust Company, a banking corporation organized and existing under the laws of New York (the "Trustee") pursuant to the Pooling and Servicing Agreement and Indenture of Trust referred to below.


                                              W I T N E S S E T H :


                  WHEREAS, the Transferor, American Finance Group, Inc., as Servicer, and the Trustee are parties to the Pooling and Servicing Agreement and Indenture of Trust, dated as of July 1, 1995 (hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified, the "Pooling and Servicing Agreement");

                  WHEREAS, pursuant to the Pooling and Servicing Agreement, the Transferor wishes to designate Additional Leases of the Transferor to be included as Included Leases and to convey such Additional Leases, the related Equipment and all monies due or to become due under such Additional Leases after the Additional Cut Off Date, to the Trust as part of the corpus of the Trust (as each such term is defined in the Pooling and Servicing Agreement); and

                  WHEREAS, the Trustee on behalf of the Trust is willing to accept such designation and conveyance subject to the terms and conditions hereof;

                  NOW THEREFORE, the Transferor and the Trustee hereby agree as follows:

                  1. Defined Terms. All terms defined in the Pooling and Servicing Agreement and used herein shall have such defined meanings when used herein, unless otherwise defined herein.

                  "Additional   Cut  Off  Date"  shall  mean,  with  respect  to
         Additional Leases designated hereby, ___________________, 19___ (which shall be the last day of a Monthly Period).

                  "Addition Date" shall mean, with respect to the Additional Leases designated hereby, ___________________, 19 ___.

                  "Notice Date" shall mean, with respect to the Additional Leases designated hereby, _______________, 19__ (which shall be a date on or prior to the fifth Business Day prior to the Addition Date).

                  2. Designation of Additional Leases. The Transferor shall deliver or cause to be delivered to the Trustee not later than the Addition Date, a computer file or microfiche or written list containing a true and complete list of all Additional Leases then being transferred to the Trust, identified by account number and by the Discounted Lease Balance as of the related Additional Cut Off Date. Such list shall be marked as Schedule 1 to this Assignment, delivered to the Trustee as confidential and proprietary and, as of the Addition Date, shall be incorporated into and made a part of this Assignment.

                  3. Transfer of Additional Leases. (a) The Transferor does hereby transfer, assign and set-over to the Trust for the benefit of the Noteholders and the Holder of the Transferor Interest, on and after the Addition Date, all right, title and interest of the Transferor in and to the Additional Leases designated hereby, including all monies due or to become due thereunder after the related Additional Cut Off Date, all Collections in respect thereof, the related Equipment, the related Lease Files, the Insurance Policies and any Insurance Proceeds related to the Additional Leases, and all income or proceeds of the foregoing or relating thereto (collectively, the "Additional Trust Assets").

                  (b) The Trustee hereby grants to the Collateral Trustee for the benefit of the Noteholders a security interest in all of the Trustee's right, title and interest in, to and under the Additional Trust Assets to secure the payment of principal and interest on, and any other amounts owing in respect of, the Notes, and to secure compliance with the provisions of the Pooling and Servicing Agreement, all as provided in the Pooling and Servicing Agreement.

                  (c) In connection with such transfer, unless a financing statement covering such Additional Trust Assets has heretofore been filed, the Transferor agrees to record and file, at its own expense, financing statements (including any continuation statements with respect to such financing statements when applicable) with respect to the Additional Leases meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the transfer of the Additional Leases from Transferor to the Trust and (subject to the limitations set forth below) to perfect the interest of the Trust in the related Equipment to the extent the same may be viewed as inventory of the Transferor, and to deliver file-stamped copies of such financing statements or continuation statements or other evidence of such filings (which may, for purposes of this Section 3, consist of telephone confirmations of such filings with the file-stamped copy to be provided to the

Trustee as soon as practicable after receipt thereof by the Transferor) to the Trustee on or prior to the Addition Date and, in the case of any continuation statements filed pursuant to this Section 3, as soon as practicable after receipt thereof by the Transferor. Notwithstanding the foregoing, the Transferor shall only be obligated to record financing statements with respect to the Equipment in the Filing Locations and will not be required to deliver the Lease Files to the Trustee but instead the Lease Files will be held by the Servicer as custodian for the Trustee in accordance with the provisions of the Pooling and Servicing Agreement.

                  (d) In connection with such transfer, the Transferor further agrees, at its own expense, on or prior to the date of this Assignment, to indicate in its books and records, including the appropriate computer files relating to the Additional Leases, that such Additional Leases have been transferred to the Trust pursuant to this Assignment for the benefit of the Noteholders and the Holder of the Transferor Interest and to stamp such Leases or otherwise mark such Leases with a legend to the effect that such Leases have been transferred to the Trust for the benefit of the Noteholders and the Holder of the Transferor Interest pursuant hereto.

                  (e) In connection with such transfer, the Transferor further agrees, at its own expense, on or prior to the Addition Date, to deliver to the Custodian the related Lease Files to be held by the Custodian in accordance with the Custodian Agreement.

                  (f) In connection with such transfer, the Transferor further agrees, at its own expense, on or prior to the Addition Date, with respect to any item of related Equipment with respect to which title thereto or a security interest therein is required to be noted on a certificate of title or otherwise recorded, to take such steps as shall be necessary or appropriate, in the reasonable judgement of the Servicer, or the Trustee, to fully vest all right, title and interest in such Equipment in the Trustee.

                  (g) In connection with the grant of a security interest by the Trustee to the Collateral Trustee set forth in Section 3(b) above, the Servicer agrees that it will, on behalf of the Trustee, record and file, at its own expense, financing statements (including any continuation statements with respect to such financing statements when applicable) with respect to the Additional Leases meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the security interest of the Collateral Trustee in the Additional Leases, and to deliver file-stamped copies of such financing statements or continuation statements or other evidence of such filings (which may, for purposes of this Section 3, consist of telephone confirmations of such filings with the file-stamped copy to be provided to the Collateral Trustee as soon as practicable after receipt thereof by the Servicer) to the

Collateral Trustee on or prior to the Addition Date. Notwithstanding the foregoing, the Servicer shall only be obligated to record financing statements with respect to the Equipment in the Filing Locations.

                  4. Acceptance by Trustee; Acknowledgement by Collateral Trustee. (a) The Trustee hereby acknowledges its acceptance, on behalf of the Trust, of all right, title and interest previously held by the Transferor in and to the Additional Trust Assets, and declares that it shall maintain such right, title and interest, upon the trust set forth herein and in accordance with the terms of the Pooling and Servicing Agreement, for the benefit of all Noteholders and the Holder of the Transferor Interest. The Trustee further acknowledges that, prior to or contemporaneously with the execution and delivery of this Assignment, the Transferor delivered to the Trustee the computer file or microfiche or written list described in Section 2 of this Assignment.

                  (b) The Collateral Trustee hereby acknowledges its acceptance, on behalf of the Noteholders, of the grant by the Trustee of a security interest in the Additional Trust Assets.

                  5. Representations and Warranties of the Transferor. The Transferor hereby represents and warrants to the Trust as of the Addition Date:

                  (a) Legal Valid and Binding Obligation. This Assignment constitutes a legal, valid and binding obligation of the Transferor, enforceable against the Transferor in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity);

                  (b) Schedule 1. (i) Schedule 1 to this Assignment and the computer file or microfiche or written list delivered pursuant to
         Section 2 of this Assignment is an accurate and complete listing in all material respects of all the Additional Leases as of the Addition Date and the information contained therein with respect to the identity of such Additional Leases is true and correct in all material respects as of the Addition Date, (ii) each Additional Lease is an Eligible Lease,
         (iii) each Additional Lease and the related Equipment is being transferred to the Trust free and clear of any Lien of any Person (other than Permitted Liens) and in compliance, in all material respects, with all Requirements of Law applicable to Transferor or the Originator thereof, and (iv) with respect to each Additional Lease, all material consents, licenses, approvals or authorizations of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Transferor in connection with the transfer of such Lease and the related Equipment to the Trust have been duly obtained, effected or given and are in full force and effect.

                  (c) Portfolio Parameters. The transfer of the Additional Leases to the Trust pursuant to this Assignment will not cause the Portfolio Parameters to be untrue;

                  (d) Solvency. The Transferor is not insolvent and will not be rendered insolvent by transferring any the Additional Lease to the Trust;

                  (e) Security Interest. This Assignment constitutes either (A) a valid transfer to the Trust of all right, title and interest of Transferor in, to and under the Additional Trust Assets, and such property will be held by the Trust free and clear of any Lien of any Person claiming through or under the Transferor or its Affiliates, except for (w) the interests of the Trustee and the Noteholders, (x) Permitted Liens, and (y) the interest of the Transferor as holder of the Transferor Interest or (B) a grant of a security interest (as defined in the UCC as in effect in the State of California) in such property to the Trust. Upon the filing of the financing statements described in Section 3, the Trust shall have a first priority perfected security interest in such property, subject only to Permitted Liens. Neither Transferor nor any Person claiming through or under Transferor shall have any claim to or interest in the Collection Account, the Excess Funding Account or any Series Account, except for the Transferor's right to receive the Excess Funding Account or any Series Account as provided in the Pooling and Servicing Agreement or any Supplement, in accordance with the provisions of Article IV of the Pooling and Servicing Agreement, and, if this Assignment constitutes the grant of a security interest in such property, except for the interest of Transferor in such property as a debtor for purposes of the UCC as in effect in the State of California.

                  (f) Notice has been given to each Rating Agency and to each Enhancement Provider to the extent required under Section 2.6(b) of the Pooling and Servicing Agreement.

                  6. Conditions Precedent. The acceptance of the Trustee set forth in Section 4 above and the amendment of the Pooling and Servicing Agreement set forth in Section 7 below are subject to the satisfaction, on or prior to the Addition Date, of the following conditions precedent:

                  (a) Notice. On or prior to the Notice Date, the Transferor shall have given the written notice specified in Section 2.6(b)(i) of the Pooling and Servicing Agreement to each of the parties specified in
         Section 2.6(b)(i) of the Pooling Servicing Agreement.

                  (b) Deposit of Collections. The Transferor shall have deposited (i) in the Collection Account, Collections with respect to the Additional Leases designated on Schedule 1 hereto since the Additional Cut Off Date and (B) in the Tax Escrow Account, any Tax Collections received in respect of such Leases that have not been disbursed to the relevant Governmental Authority.

                  (c) Officer's Certificate. The Transferor shall have delivered to the Trustee an Officer's Certificate of a Vice President or more senior officer, certifying the following items: (i) all requirements set forth in Section 2.6 of the Pooling and Servicing Agreement for designating Additional Leases and conveying the Additional Trust Assets have been satisfied; (ii) each of the representations and warranties made by the Transferor in Section 5 herein and, with respect to the Additional Leases, in Section 2.4 of the Pooling and Servicing Agreement, is true and correct as of the Addition Date. The Trustee may conclusively rely on such Officer's Certificate, shall have no duty to make inquiries with regard to the matters set forth therein, and shall incur no liability in so relying.

                  (d) Opinion of Counsel. The Transferor shall have delivered to the Trustee an Opinion of Counsel with respect to the Additional Leases designated hereby substantially in the form of Exhibit C to the Pooling and Servicing Agreement.

                  (e)  Additional   Information.   The  Transferor   shall  have
         delivered to the Trustee such information as was reasonably requested by the Trustee to satisfy itself as to the accuracy of the
         representation   and  warranty  set  forth  in  Section  5(c)  of  this
         Assignment.

                  7. Amendment of the Pooling and Servicing Agreement. The Pooling and Servicing Agreement is hereby amended to provide that all references therein to the "Pooling and Servicing Agreement", to "this Agreement" and "herein" shall be deemed from and after the Addition Date to be a reference to the Pooling and Servicing Agreement as supplemented by this Assignment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Pooling and Servicing Agreement shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with their terms and except as expressly provided herein shall not constitute or be deemed to constitute a waiver of compliance with or a consent to noncompliance with any term or provision of the Pooling and Servicing Agreement.

                  8. Counterparts. This Assignment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

                  9. GOVERNING LAW. THIS ASSIGNMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, PROVIDED, HOWEVER, THAT THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE TRUSTEE SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  IN  WITNESS   WHEREOF,   the  undersigned   have  caused  this
Assignment of Additional Leases to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

AFG CREDIT CORPORATION


By:___________________________
Title:________________________


BANKERS TRUST COMPANY,
  as Trustee

By:___________________________
Title:________________________

                                   Schedule 1
                       to Assignment of Additional Leases


                                ADDITIONAL LEASES


As contained on an Appropriately Labeled Computer File or Microfiche Delivered Contemporaneously with this Assignment.


Account Number:                                           ___________
Discounted Lease Balance as of the related
 Additional Cut Off Date:                                $___________

                                    EXHIBIT C
                                       to
             POOLING AND SERVICING AGREEMENT AND INDENTURE OF TRUST


                          PROVISIONS TO BE INCLUDED IN
                            OPINION OF COUNSEL TO BE
                              DELIVERED PURSUANT TO
                         SUBSECTION 2.6(b)(viii) OF THE
             POOLING AND SERVICING AGREEMENT AND INDENTURE OF TRUST


                  The opinions set forth below may be subject to certain qualifications, assumptions, limitations and exceptions taken or made in the opinion of the Transferor's counsel with respect to similar matters delivered on the Initial Closing Date.

         (a) The Assignment has been duly authorized, executed and delivered by the Transferor and constitutes the legal, valid and binding agreement of the Transferor, enforceable against Transferor in accordance with its terms.

         (b) If the Assignment constitutes a valid transfer, assignment and sale to the Trust of the Additional Leases and the related Equipment (collectively, the "Additional Assets"), based on the Financing Statement having been filed in the office of the California Secretary of State, such transfer and assignment transfers all of the right, title and interest of Transferor in and to such Additional Assets and the Proceeds thereof to the Trust, free and clear of any Liens of any person claiming through or under Transferor now existing or hereafter created, subject to (i) Permitted Liens, (ii) the interest of Transferor as holder of the Transferor Interest, (iii) AFG's right to receive servicing fees in its capacity as the Servicer, and (iv) the matters set forth below. With respect to Additional Assets or the Proceeds thereof represented by Chattel Paper, Instruments or Money, the interest of the Trustee would be subject to the matters set forth in clauses (i), (ii)(B) and (ii)(D) of section
(e) of this opinion (with respect to Instruments), clauses (ii)(B) and (ii)(C) of section (e) of this opinion (with respect to Chattel Paper) or clauses (i) and (ii)(B) of section (e) of this opinion (with respect to Money). With respect to Additional Assets or the Proceeds thereof which are represented by Instruments, the transferee would not have the rights of a holder in due course unless transfer is effected by negotiation and delivery in accordance with Sections 3201, 3203 and 3204 of the Code.

         (c) The interest acquired by the Trustee will be enforceable against subsequent creditors of or purchasers from Transferor. We note, however, that unless the Lessee in respect of an Additional Lease has received notice of the transfer to the Trust, bona fide payments made by such Lessee to Transferor, or to a subsequent assignee of such Additional Lease as to which the Lessee has received notice of such assignment, will discharge such Lessee's obligations to the extent of such payment, and such payment will be recoverable only from Transferor, which recovery may be impaired in a subsequent insolvency of Transferor. With respect to the foregoing, we further note that under Section 3.2(e) of the Pooling and Servicing Agreement, Lessees are to be directed to deliver lease payments to the Lockbox.

         (d) The opinions in this section (a) shall apply if and to the extent that the Assignment does not constitute a valid transfer, assignment and sale of the Additional Assets. In that case, the Pooling and Servicing Agreement creates a valid security interest (as defined in the Code) in favor of the Trustee, with respect to the Additional Assets and the Proceeds thereof, for the benefit of the Noteholders and the Holder of the Transfer or Interest, securing the obligations of Transferor under the Pooling and Servicing Agreement. The Financing Statement having been filed in the office of the California Secretary of State, such security interest constitutes a perfected security interest in the Additional Assets and the Proceeds thereof.

         (e) Based on the Financing Statement having been filed in the office of the California Secretary of State, such security interest is enforceable as such against, and is prior to, creditors of and purchasers from Transferor, and the Trustee will have the rights of a secured creditor properly perfected under state law in a bankruptcy or insolvency proceeding or in the event of the appointment of a receiver or trustee in bankruptcy with respect to Transferor, except, in each case, (i) with respect to Additional Assets or the Proceeds thereof evidenced by Instruments (as defined in Section 9105(1)(i) of the Code), or Money, which in either case are not in the possession of the Trustee; and
(ii) as priority may be subject to (A) liens under Section 4210 of the Code (relating to the security interest of a collecting bank), (B) claims of the United States under the federal priority statute (31 U.S.C. ss.3713), (C) with respect to Additional Assets or the Proceeds thereof represented by Chattel Paper or Instruments, the interest of a purchaser of such Chattel Paper or Instruments under Section 9308 of the Code (although we note that, pursuant to Section 2.1 of the Pooling and Servicing Agreement, Transferor will deliver the Lease Files to the Custodian), and (D) with respect to Additional Assets or the Proceeds thereof evidenced by Instruments, security interests of third parties perfected for 21 days under Section 9304(4) or (5)(b) of the Code.

         (f) No further filing or other action, other than the execution and delivery of the Assignment by the parties thereto and the filing of the Financing Statement in the office of the California Secretary of State, is necessary to protect the Trustee's ownership interest or perfect or continue the perfected status under California law of the security interest of the Trustee for the benefit of the Noteholders and the Holder of the Transferor Interest in the Additional Assets and the Proceeds thereof against third parties, except that appropriate continuation statements must be filed with respect to the Financing Statement at five-year intervals to continue to protect or continue the perfection of such interests.

                                    EXHIBIT D
                                       to
             POOLING AND SERVICING AGREEMENT AND INDENTURE OF TRUST

                          FORM OF RETRANSFER AGREEMENT


                  TRANSFER No. ____ OF LEASES (this "Retransfer Agreement"), dated as of _________________, 19 ___, by and between AFG CREDIT CORPORATION, a Delaware corporation (the "Transferor"), and BANKERS TRUST COMPANY, a banking corporation organized and existing under the laws of New York (the "Trustee"), pursuant to the Pooling and Servicing Agreement and Indenture of Trust referred to below.


                            W I T N E S S E T H :


                  WHEREAS, the Transferor, American Finance Group, Inc., as Servicer, and the Trustee are parties to the Pooling and Servicing Agreement and Indenture of Trust, dated as of July 1, 1995 (hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified, the "Pooling and Servicing Agreement");

                  WHEREAS, pursuant to the Pooling and Servicing Agreement, the Transferor wishes to remove certain Included Leases and the related Equipment from the Trust (the "Removed Leases") and to cause the Trustee to reconvey the Removed Leases, the related Equipment and the other Trust Assets relating to such Removed Leases, from the Trust to the Transferor (as each such term is defined in the Pooling and Servicing Agreement); and

                  WHEREAS, the Trustee on behalf of the Trust is willing to accept such designation and to reconvey the Removed Leases and the related Equipment subject to the terms and conditions hereof:


                  NOW THEREFORE, the Transferor and the Trustee hereby agree as follows:

                  1. Defined Terms. All terms defined in the Pooling and Servicing Agreement and used herein shall have such defined meanings when used herein, unless otherwise defined herein.

                  "Removal Date" shall mean, with respect to the Removed
         Leases designated hereby,         , 199__.

                  "Removal Notice Date" shall mean, with respect to the Removed Accounts designated hereby, _________, 199__ (which shall be a date on or prior to the fifth Business Day prior to the Removal Date).

                  2. Designation of Removed Leases. The Transferor shall deliver to the Trustee a computer file, microfiche or written list containing a true and complete schedule identifying all Removed Leases specifying for each such Removed Lease, as of the Removal Notice Date, its account number and the Discounted Lease Balance thereof. Such list shall be marked as Schedule 1 to this Retransfer Agreement and shall be incorporated into and made a part of this Retransfer Agreement as of the Removal Date.

                  3. Transfer of Leases. (a) The Trustee does hereby transfer, assign and set-over to the Transferor, without representation, warranty or recourse, all right, title and interest of the Trust in and to the assets in and arising in connection with the Removed Leases designated hereby, including all monies due or to become due thereunder and all Collections in respect thereof, the related Equipment, the related Lease Files, the Insurance Policies and any Insurance Proceeds related to the Removed Leases, and all income or proceeds of the foregoing or relating thereto.

                  (b) In connection with such transfer, the Trustee agrees to execute and deliver to the Transferor on or prior to the date of this Retransfer Agreement, a termination statement or partial release with respect to the Removed Leases designated hereby (which may be a single termination statement with respect to all such property) evidencing the reassignment and release by the Trust of its lien on and interest in the Removed Leases and the related Equipment, and meeting the requirements of applicable state law, in such manner and such jurisdictions as are necessary to evidence such reassignment.

                  4. Acceptance by Trustee. The Trustee hereby acknowledges that, prior to or contemporaneously with the execution and delivery of this Retransfer Agreement, the Transferor delivered to the Trustee the computer file or microfiche or written list described in Section 2 of this Retransfer Agreement.

                  5. Representations and Warranties of the Transferor. The Transferor hereby represents and warrants to the Trust as of the Removal Date:

                  (a) Legal Valid and Binding Obligation. This Retransfer Agreement constitutes a legal, valid and binding obligation of the Transferor, enforceable against the Transferor in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity);

                  (b) List of Removed Leases. The computer file or microfiche or written list described in Section 2 of this Retransfer Agreement, as of the Removal Notice Date, complies in all material respects with the requirements of Section 2.8(b)(ii) of the Pooling and Servicing Agreement;

                  (c) Selection Procedures. No selection procedure used by the Transferor which is adverse to the interests of the Noteholders was utilized in selecting the Removed Leases designated hereby; and

                  (d) Solvency. As of the Removal Notice Date and the Removal Date, the Transferor is not insolvent and the Transferor has no present intention of seeking protection under any Debtor Relief Laws.

                  6. Conditions Precedent. The acceptance by the Trustee set forth in Section 4 above and the amendment of the Pooling and Servicing Agreement set forth in Section 7 hereof is subject to the satisfaction, on or prior to the Removal Date, of the following conditions precedent:

                  (a) Officers' Certificate. The Transferor shall have delivered to the Trustee and each Enhancement Provider an Officers' Certificate of an officer of the Transferor certifying that (i) as of the Removal Date, all requirements set forth in Section 2.8(b) of the Pooling and Servicing Agreement for designating Removed Leases and reconveying such Removed Leases and in
Section 6 hereof, have been satisfied, and (ii) each of the representations and warranties made by the Transferor in Section 5 hereof is true and correct as of the Removal Date. The Trustee may conclusively rely on such Officer's Certificate, shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying.

                  (b) The removal of any Removed Leases on any Removal Date shall not cause a Pay Out Event to occur, or an event which with notice or lapse of time or both would constitute a Pay Out Event or cause the Portfolio Parameters to be untrue.

                  (c) Any Removed Lease shall not be allocated to an Amortizing Pool (unless such Lease is substituted for in accordance with Section 2.7 of the Pooling and Servicing Agreement).

                  (d) As of the Removal Notice Date and the Removal Date, the Asset Base shall not be less than the Aggregate Adjusted Principal Amount.

                  7. Amendment of the Pooling and Servicing Agreement. The Pooling and Servicing Agreement is hereby amended to provide that all references therein to the "Pooling and Servicing Agreement", to "this Agreement" and "herein" shall be deemed from and after the Removal Date to be a reference to the Pooling and Servicing Agreement as supplemented by this Retransfer Agreement. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Pooling and

Servicing Agreement shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with its terms and except as expressly provided herein shall not constitute or be deemed to constitute a waiver of compliance with or a consent to non-compliance with any term or provision of the Pooling and Servicing Agreement.

                  8. Counterparts. This Retransfer Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

                  9. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, PROVIDED, HOWEVER, THAT THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE TRUSTEE SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  IN  WITNESS   WHEREOF,   the  undersigned   have  caused  this
Retransfer Agreement to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

AFG CREDIT CORPORATION


By:___________________________
Title:________________________


BANKERS TRUST COMPANY,
  as Trustee

By:___________________________
Title:________________________

                                   Schedule 1
                             to Retransfer Agreement


                                 REMOVED LEASES

As contained on an Appropriately Labeled Computer File or Microfiche Delivered Contemporaneously with this Agreement.


Account Number:                                                  ___________
Discounted Lease Balance as of the related
 Removal Notice Date:                                           $___________

                                    EXHIBIT E
                                       to
             POOLING AND SERVICING AGREEMENT AND INDENTURE OF TRUST

                            FORM OF LOCKBOX AGREEMENT


                  THIS LOCKBOX AGREEMENT, dated as of __________ __, 199_, is made between [ ], as Lockbox Processor (the "Lockbox Processor"), BANKERS TRUST COMPANY, a New York Banking corporation, as Collateral Trustee (the "Collateral Trustee"), AFG CREDIT CORPORATION, a Delaware corporation (the "Company") and AMERICAN FINANCE GROUP, INC, a Delaware Corporation ("AFG").


                  WHEREAS, the Company has agreed to purchase certain leases (the "Leases") and related equipment from time to time from AFG pursuant to the Asset Purchase Agreement, dated as of July 1, 1995, between AFG and the Company;

                  WHEREAS, the Company has in turn transferred the Leases and the related equipment to the AFG Master Trust (the "Trust") pursuant to the Pooling and Servicing Agreement and Indenture of Trust, dated as of July 1, 1995 (as amended or otherwise modified from time to time, the "Pooling and Servicing Agreement"), among the Company, AFG, as servicer (in such capacity, the "Servicer"), and Bankers Trust Company, as Trustee and as Collateral Trustee;

                  WHEREAS, on or prior to the date of this Agreement, the Servicer, pursuant to the terms of the Pooling and Servicing Agreement, has instructed the lessees under the Leases to make all payments with respect to such Leases to a Lockbox (as such term is defined in the Pooling and Servicing Agreement); and

                  WHEREAS, the Company has assigned all of its right, title and interest in and to the lockbox with the post office box listed in item 1 of Schedule A hereto (the "Lockbox") and the lockbox account established pursuant to Section 3.1 hereof and identified in item 2 of Schedule A hereto (the "Lockbox Account") to the Trust for the benefit of the holders of the notes issued by the Trust (the "Noteholders") and the holder of the transferor interest in the Trust (the "Transferor Interest") (as such terms are defined in the Pooling and Servicing Agreement);


                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

                                  ARTICLE I

                              COLLECTION PROCEDURES

                  Section 1.1 Access to Lockbox Mail. The Lockbox Processor, its employees and agents shall have unrestricted and exclusive access to the mail (including registered, insured or COD mail) directed to the Lockbox.

                  Section 1.2 Remittance Collection. The Lockbox Processor shall collect the contents of the Lockbox on each day on which the Lockbox Processor is open for normal business (a "Business Day"). The Lockbox Processor shall open the envelopes and other contents of the Lockbox, remove and inspect the checks and enclosures and process the checks and deposit the cash and enclosures as provided herein; provided however, that any bulk items may be refused at the post office and returned to sender.

                  Section 1.3 Remittances From AFG. Payments in respect of the Leases that are made directly to the Company or AFG and deposited by the Company or AFG, as the case may be, into the Lockbox Account shall be processed in accordance with Articles II and III hereof.

                  Section 1.4 Acceptable Checks. Checks collected in accordance with Sections 1.2 and 1.3 and conforming to the following requirements shall be considered "Acceptable Checks" and processed in accordance with Article II hereof:

                           (a)  The name of the payee on the checks shall be
American Finance Group, Inc. or AFG Credit Corporation or a reasonable variation thereof. If the name of the payee is missing on the payee line the Lockbox Processor shall write or stamp "drawee refer to maker" on the payee line and process the check.

                           (b)  In the case of a missing date on a check the
Lockbox Processor shall either write in the postmark date or insert the current date with a date-stamp.

                           (c) If checks written in numerical amount differ
from the written amount the Lockbox Processor shall use the written amount. If the correct amount of the check cannot otherwise be determined the check shall not be deposited.

                           (d)  A check bearing a paid-in-full or other
similar restrictive notation shall not be deposited by the Lockbox Processor. The Lockbox Processor shall not be required to examine the reverse sides of checks for any restrictive notation.

                           (e)  Items collected from the Lockbox and
denominated in a foreign currency or drawn on a foreign bank shall be processed on a collection basis only. Credit on such foreign currency shall be posted to the Lockbox Account upon receipt of paid collections less all applicable fees and charges.


                                   ARTICLE II

                          PROCESSING ACCEPTABLE CHECKS

                  Section 2.1 Endorsement. The following endorsement shall be applied to each Acceptable Check collected in accordance with Sections 1.2 and
1.3 hereof:

                           ======================
                   Absence of payee endorsement guaranteed
                           ======================

                  Section 2.2 Deposit of Collections. Each Acceptable Check shall be deposited into the Lockbox Account on each Business Day. The collection of the checks, money, statements, invoices, communications and other documents accompanying the checks from the Lockbox shall create a bailment, and the bailor- bailee relationship shall continue until such items are received by the banking clearing house of the Lockbox Processor and are received and credited to the Lockbox Account at which time the Collateral Trustee, on behalf of the Noteholders and the holder of the Transferor Interest, as assignee of the Company, shall become a depositor of the Lockbox Processor with respect to the Acceptable Checks. The bailor-bailee relationship shall also apply to the contents of the Lockbox other than money, checks, drafts and other orders for the payment of money. The collection of the Acceptable Checks shall be governed
(i) by the Uniform Commercial Code as adopted in the state of the location of the Lockbox and Lockbox Account and (ii) by this Agreement.

                  Section 2.3 Remittance Detail and Documentation. Prior to 1:00 p.m., Eastern Standard Time, on each Business Day, the Lockbox Processor shall make available for pick-up by the Servicer at the address specified in item 3(a) of Schedule A hereto the package of material described below, which package shall be addressed to the address specified in item 3(b). This package shall include any checks that are not Acceptable Checks, along with all statements, invoices, communications and other documents accompanying such checks, and all statements, invoices, communications and other documents accompanying the Acceptable Checks collected in the Lockbox, along with photocopies of each Acceptable Check, a detail deposit listing, a summary credit advice for the day's total deposit, the checks returned pursuant to Section 3.5 hereof and all other contents of the Lockbox.

                  Section 2.4 Preparation of Package. The package of material described in Section 2.3 shall be prepared in the order of receipt without regard to sorting or grouping in alphabetical order or otherwise. Collections received from the Lockbox on any

Business Day that are not processed prior to the deadline for preparing the package of materials described in Section 2.3 hereof shall be processed on the next Business Day and reported with the next day's collections.

                  Section 2.5 Telephone Confirmation; Transfer of Funds. Prior to 1:00 p.m., Eastern Standard Time, on each Business Day, the Lockbox Processor shall by telephone provide verbal confirmation of the summary credit advice for that day's total deposit to the Servicer at the telephone number specified in item 4 of Schedule A hereto. Prior to 5:00 p.m., Eastern Standard Time, on each Business Day, the Lockbox Processor shall transfer all available funds (such availability as set forth in the Lockbox Processor's then current published Funds Availability Policy (the "Funds Availability Policy") as applicable to commercial transaction accounts) on deposit in the Lockbox Account to account number 2000000732936 at First Union National Bank of North Carolina (the "Collection Account"). The Lockbox Processor hereby agrees to transfer all available funds on deposit in the Lockbox Account to the Collection Account within two Business Days of the Lockbox Processor's receipt thereof.

                  Section 2.6 Record Maintenance. The Lockbox Processor shall maintain a microfilm or microfiche record of each Acceptable Check deposited in the Lockbox Account which records shall be retained by the Lockbox Processor for a period of seven years. A photocopy shall be provided to the Servicer or the Collateral Trustee upon request (subject to the payment of the Lockbox Processor's then prevailing charge for such service).


                                   ARTICLE III

                        ESTABLISHMENT OF LOCKBOX ACCOUNT

                  Section 3.1 Establishment of Lockbox Account. The Lockbox Processor has established the Lockbox Account using the account number set forth in item 2 of Schedule A hereto. The Lockbox Account has been established in the name of "Bankers Trust Company, as collateral trustee for the AFG Master Trust."

                  Section 3.2 Exclusive Dominion and Control in Collateral Trustee. The Collateral Trustee, on behalf of the Noteholders and the holder of the Transferor Interest, as assignee of the Company, shall have the sole and exclusive right to withdraw funds or order a transfer of funds from the Lockbox Account. The Company hereby appoints the Collateral Trustee as the true and lawful attorney of the Company with full power of substitution, for the purpose of making any such withdrawal or ordering any such transfer of funds from the Lockbox Account, which appointment is coupled with an interest and is irrevocable by the Company. Unless instructed otherwise in writing by the Collateral Trustee, all funds withdrawn from the Lockbox Account from time to time may be transferred only to the Collection
Account.

                  Section 3.3 Statements. The Lockbox Processor shall mail all statements relating to the activity in the Lockbox Account to the Servicer with copies to the Collateral Trustee.

                  Section 3.4 Signature Cards. The Lockbox Processor is authorized to honor, without inquiry or investigation, all checks, drafts or other orders for payment of money drawn in the Collateral Trustee's name on the Lockbox Account when signed by any of the individuals whose specimen signatures appear on the Signature Card dated _______ __, 199_ (the "Signature Card"). For purposes of this Section 3.4, items drawn by an authorized signer may be conclusively deemed by the Lockbox Processor to be signed in the name of the Collateral Trustee whether or not such signature is accompanied by language indicating that the drawing is made in a representative capacity. Authorized signers to the Lockbox Account may be added or deleted by written instructions sent to the Lockbox Processor and executed by any vice president of the Company, with the written consent of the Collateral Trustee. If a new authorized signer is added to the Lockbox Account a new signature card containing the specimen signature of any new signer shall be submitted to the Lockbox Processor by the Company, with the written consent of the Collateral Trustee, along with the written instructions requesting changes to the authorized signers on the Lockbox Account. Submission of the Signature Card to the Lockbox Processor shall operate to revoke all previous signature cards relating to the Lockbox Account unless otherwise noted.

                  Section 3.5 Returned Checks. The Lockbox Processor shall notify the Servicer of any check deposited to the Lockbox Account that is returned unpaid because of insufficient funds or uncollected funds and shall then follow the Servicer's instructions with respect to such check. The charge for returned checks will be the prevailing rate as specified by the Lockbox Processor. The Trust shall reimburse the Lockbox Processor for the amount of any returned checks if there are not sufficient funds in the Lockbox Account or Lockbox to reimburse the Lockbox Processor for the returned checks. This right of indemnification shall survive termination of this Agreement.

                  Section 3.6  Adjustment and Correction Procedures.  The
                               ------------------------------------
Lockbox Processor may reverse any credit or debit it has erroneously made to the Lockbox Account at any time without prior notice. The Lockbox Processor shall notify the Servicer promptly by telephone of any such corrections.
Copies of credit or debit advices shall be sent to the Servicer and the Collateral Trustee by first class mail or by facsimile transmission at the addresses specified in Section 5.1 hereof. If any processing error shall come to the attention of any of the Servicer or the Collateral Trustee then such processing error shall be communicated promptly to the Lockbox Processor. All transactions, including without limitation those for which the Lockbox Processor has provided the Servicer with a receipt, are subject to the Lockbox Processor's final verification. Inquires by the Servicer, the Company or the Collateral Trustee concerning day-to-day processing shall be directed to the Lockbox Customer Service Department at the address set forth in item 5 of Schedule A hereto. Written inquiries shall include a short description of the problem, deposit date, deposit total and item position on the adding machine tape.


                                   ARTICLE IV

                                FEES AND EXPENSES

                  Section 4.1 Fees For Services. The Company shall pay the Lockbox Processor the prices or fees for servicing the Lockbox and Lockbox Account specified in item 6 of Schedule A hereto. The prices or fees specified therein shall be subject to change upon the Lockbox Processor's giving the Company thirty days' prior written notice.

                  Section 4.2 Expenses. All expenses incurred by the Lockbox Processor directly relating to the Lockbox and the Lockbox Account, such as post office rental, postage and exchange charges initially paid by the Lockbox Processor, shall be reimbursed by the Servicer upon receiving notice of such reimbursement claim. In the event the Company fails to pay the fees and expenses set forth in this Section 4.2 and such fees and expenses remain past due for 45 days or more, the Lockbox Processor, after written notice of such failure to the Collateral Trustee, shall have the right to debit the Lockbox Account for such fees and expenses.


                                    ARTICLE V

                            MISCELLANEOUS PROVISIONS

                  Section 5.1 Notice. Informational requests of the Lockbox Processor concerning collections in the Lockbox and other matters relating to the Lockbox and the Lockbox Account may be made by telephone to the Servicer at the telephone number set forth in this Section 5.1. All written notices, demands, instructions or other communications required or permitted to be given to or made upon any party hereto shall be in writing and shall be either hand delivered or mailed by registered or certified mail, postage prepaid, return receipt requested or by Federal Express or electronic mail and shall be deemed to be given for purposes of this Agreement when so mailed. Notice given by Federal Express or electronic mail shall be deemed given twenty-four (24) hours after communicated. Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this section, notices, demands, instructions and other communications in writing shall be given to or made upon the respective parties hereto at the respective addresses (or their respective facsimile) indicated below:

If to the Lockbox Processor:

===================
Attention:  ______________
Telephone No.:
Telecopier No.:

with copies to:

If to the Company:
AFG Credit Corporation
98 N. Washington Street
Boston, Massachusetts  02114
Attention:  Chief Financial Officer
Telephone No.:  617-854-5805
Telecopier No.: 617-523-1410

If to the Servicer:
American Finance Group, Inc.
98 N. Washington Street
Boston, Massachusetts  02114
Attention:  [Cash Manager]
Telephone No.:  617-854-5805
Telecopier No.: 617-523-1410

If to the Collateral Trustee:
Bankers Trust Company
Four Albany Street
New York, New York 10006
Attention:  Corporate Market
  Services
Telephone No.:  212-250-6531
Telecopier No.: 212-250-6961/6392

                  Any party may change the address to which notices, payments or communications shall be given by notifying the other party in writing as provided for in this Section

                  Section  5.2  Limitation  of  Liability;  Force  Majeure.  The
Lockbox Processor shall not be liable to the parties hereto or to the Collateral Trustee with respect to the Lockbox and the Lockbox Account for any acts done or steps taken or omitted by it in good faith, for any mistake in fact or law, or for anything it may do or refrain from doing in connection with or as required by this Agreement except for gross negligence or willful misconduct. The Lockbox Processor shall not be liable for any loss or claim resulting from any cause outside of the Lockbox Processor's reasonable control. In no event shall the Lockbox Processor be liable for incidental or consequential damages. A delay in or failure of performance by the Lockbox Processor under this Agreement shall not constitute a default hereunder if such delay or failure could not be prevented by the exercise of reasonable diligence by the Lockbox Processor and such delay or failure was caused by an act of God or the public enemy, acts of declared or undeclared war, public disorder, rebellion or sabotage, power failures, epidemics, landslides, lightning, fire, hurricanes, earthquakes, floods or similar causes. The Lockbox Processor shall provide the Collateral Trustee and the Servicer with prompt telephonic notice of such failure or delay by it.

                  Section 5.3 Limited Waiver of Setoff; Waiver. Except for returned items, fees and expenses as provided in Section 3.5 and 4.2 hereof, the Lockbox Processor agrees that it will not exercise any right of setoff, counterclaim, banker's lien, security interest or other right or claim against the Lockbox or the Lockbox Account. The failure of the Lockbox Processor on any occasion to exercise any right as to the Company or the Lockbox Account not otherwise waived under this Agreement will not be considered a waiver of the Lockbox Processor's rights on any other occasion.

                  Section 5.4 Termination. This Agreement may be terminated by either the Lockbox Processor or the Company by giving sixty days' prior written notice to the other parties hereto. Any mail, documentation or checks received by the Lockbox Processor after the termination date, shall be forwarded to the party designated by the Company, or if no party is designated, to the Company, with copies to the Collateral Trustee, for a period of four months subsequent to the termination date. Termination shall not affect the rights of the parties for amounts owing or claims arising prior to the termination date. Upon termination of this Agreement, the Lockbox Processor shall close the Lockbox Account and the Company shall instruct the United States Postal Service for disposition of all mail addressed to the Lockbox.

                  Section 5.5 Modifications. This Agreement and the rights and obligations of the parties hereunder may not be changed orally but only by an instrument in writing signed by the parties to this Agreement; provided, however, no such amendment, supplement or modification will, without the consent of the Collateral Trustee, have a material adverse effect on the Collateral Trustee's interest in the Lockbox or the Lockbox Account, including, without limitation (i) any increase in the time between receipt of a payment and remittance to the Collection Account, (ii) a change in the payment instructions to the Collection Account or (iii) a change in the payment instructions to the Lockbox Processor.

                  Section 5.6 Third-Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the parties hereto, and their respective successors and permitted assigns.
Notwithstanding anything contained in this Agreement to the contrary, this Agreement may not be assigned by the Lockbox Processor without the prior written consent of the Collateral Trustee.

                  Section 5.7 No Prior Security Interests. As of the date of delivery of this Agreement, the Lockbox Processor represents that it has not received any notice of any claim, lien, security interest or other encumbrance relating to the Lockbox Account as of the date of this Agreement. Additionally, the Lockbox Processor hereby represents that no security interest relating to the Lockbox Account has been created in the Lockbox Processor's favor. This Agreement shall constitute written notice to the Lockbox Processor of the security interest in this Lockbox Account granted by the Company to the Collateral Trustee, on behalf of the Noteholders and the holder of the Transferor Interest. The Lockbox Processor shall give the Collateral Trustee prompt notice if the Lockbox Account shall become subject to any writ, judgment, warrant of attachment, execution or similar process.

                  Section 5.8 No Bankruptcy Petition. The Lockbox Processor agrees that it will not institute against, or join any other person in instituting against, the Company any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law.

                  Section 5.9 Integration. This Agreement, together with Schedule A hereto, the Signature Card and the Funds Availability Policy, constitutes the entire agreement among the parties relating to the Lockbox, the Lockbox Account and the Lockbox Processor's services relating thereto, and supersedes all prior understandings, written or oral, concerning the subject matter discussed herein. This Agreement may not be modified, amended, waived or supplemented except as provided herein. To the extent there are any inconsistencies between this Agreement and Schedule A hereto or the Signature Card, this Agreement shall control.

                  Section 5.10 Deposit Account. The Lockbox Processor hereby represents that the Lockbox Account is a "deposit account" as such term is defined in the Uniform Commercial Code of the jurisdiction in which the Lockbox and Lockbox Account are located. The Lockbox Processor represents and covenants that the Lockbox Account is not, and will not be, evidenced by any negotiable certificates of deposit.

                  Section 5.11 Severability Clause. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

                  Section 5.12 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE IN WHICH THE LOCKBOX AND THE LOCKBOX ACCOUNT ARE LOCATED, WHICH SHALL INITIALLY BE THE STATE OF ___________, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED
IN ACCORDANCE WITH SUCH LAWS.

                  Section 5.13 Counterparts. This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

                  Section 5.14 Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

                  IN WITNESS WHEREOF, the Lockbox Processor, the Company, the Servicer and the Collateral Trustee have caused this Agreement to be executed by the respective officers thereunto duly authorized as of the day and year first above written.

[LOCKBOX PROCESSOR]

By:_________________________
   Title:


AFG CREDIT CORPORATION

By:_________________________
   Title:

AMERICAN FINANCE GROUP, INC.


By:_________________________
   Title:


BANKERS TRUST COMPANY

By:_________________________
   Title:

                                   SCHEDULE A

                       (Attached to and Made a Part of the
                            Lockbox Agreement Between
                                      [ ],
                              Bankers Trust Company
                           AFG Credit Corporation and
                          American Finance Group, Inc.
                         dated as of _________ __, 199_)


1.       Lockbox address:





2.       Lockbox Account number:

3. (a) Address at which package of material described in Section 2.3 will be made available:



         (b) Address to which package of material described in Section 2.3 will be addressed:

                           American Finance Group, Inc.
                           98 N. Washington St.
                           Boston, Massachusetts 02114
                           Attn:  Fran Prina, tel. 617-854-5848

4. Telephonic confirmation of summary credit advice for the day's total deposit directed to:

          Fran Prina, tel. 617-854-5848

5.       Lockbox Customer Service Department: 1-800-222-3862



6.       Pricing of Services:

                                   EXHIBIT F
                                       to
             POOLING AND SERVICING AGREEMENT AND INDENTURE OF TRUST

                     FORM OF MONTHLY SERVICER'S CERTIFICATE

                                AFG MASTER TRUST


                  The undersigned, a duly authorized representative of American Finance Group, Inc. ("AFG"), as Servicer pursuant to the Pooling and Servicing Agreement and Indenture of Trust dated as of July 1, 1995 (as amended, modified or otherwise supplemented from time to time, the "Pooling and Servicing Agreement") among AFG, AFG Credit Corporation and Bankers Trust Company, as Trustee and as Collateral Trustee, does hereby certify as follows:

Part I of II

         1. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement. This Certificate is delivered pursuant to Section 3.10(a) of the Pooling and Servicing Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing Agreement.

         2.       AFG is Servicer under the Pooling and Servicing
                  Agreement.

         3.       The undersigned is a Servicing Officer.

         4. The date of this Certificate is a Determination Date under the Pooling and Servicing Agreement.

         5.       The  Portfolio  Parameters  are true in all respects as of the
                  date  of  this   Certificate   (if  not  true,   explain   any
                  deficiencies here).



         6. The information set forth in the Chart attached hereto as Part II of this Certificate is true and correct.


DATE:

-------------------
by:
title:

                                    EXHIBIT G
                                       to
             POOLING AND SERVICING AGREEMENT AND INDENTURE OF TRUST


                 FORM OF ANNUAL INDEPENDENT PUBLIC ACCOUNTANTS'
                                SERVICING REPORT

                                AFG MASTER TRUST


American Finance Group, Inc.
98 N. Washington Street
Boston, Massachusetts 02114

AFG Credit Corporation
----------------------
----------, ------------ -----

Bankers Trust Company, as Trustee
Four Albany Street
New York, NY 10006

Gentlemen:

                  We have applied certain agreed-upon procedures, as discussed below, to the accounting records of American Finance Group, Inc. (the "Servicer") and AFG Credit Corporation ("AFG Credit") as of December 31, ____, solely to assist the Servicer in its responsibilities as Servicer under the Pooling and Servicing Agreement and Indenture of Trust, dated as of July 1, 1995, among AFG Credit, the Servicer and Bankers Trust Company, as trustee and as collateral trustee (the "Trustee"), as amended and supplemented from time to time by supplements thereto (each a "Supplement") entered into by AFG Credit, the Servicer and the Trustee in conjunction with the issuance of Series of Notes (the "Pooling and Servicing Agreement"). It is understood that this report is solely for your information and is not to be referred to or distributed for any other purpose to anyone who is not a member of management of the Servicer, AFG Credit or the Trustee, or who is not otherwise specifically defined as a recipient in the Pooling and Servicing Agreement. Our procedures and findings are as follows:

         (a) We compared each of the amounts in the certificates delivered by the Servicer pursuant to Section 3.10(a) of the Pooling and Servicing Agreement, the statements or reports delivered to the Noteholders of each Series pursuant to Article V of the Pooling and Servicing Agreement and the monthly payment instructions delivered to the Trustee with respect to each Series of Notes pursuant to Article IV of the Pooling and Servicing Agreement for each of the months in the [fiscal year] [period of _____ months ended] [the Saturday closest to January 31] to the corresponding amounts in schedules prepared by the Servicer and found them to be in agreement.

         (b)      We  verified  the  mathematical   accuracy  of  the  schedules
                  prepared by the Servicer and found no differences.

         (c)      We compared the  information in the schedules  prepared by the
                  Servicer  to  data  extracted   from  the  Servicer's   credit
                  accounting system and found them to be in agreement.

         (d) We read the Annual Servicer's Certificate delivered pursuant to Section 3.10 of the Pooling and Servicing Agreement for the [year] [the period of ____ months ended] [the Saturday closest to January 31] and made inquiries of the Servicer's management regarding the Servicer's compliance with the guidelines of the Pooling and Servicing Agreement.

                  Because the above procedures do not constitute an audit made in accordance with generally accepted auditing standards, we express no opinion on any of the specified accounts or items referred to above. In connection with the procedures referred to above, no matters came to our attention that caused us to believe that the certificates and reports referred to above should be adjusted. Based on our reading, inquiries and procedures as set forth in paragraphs (a), (b), (c) and (d) above, nothing came to our attention that caused us to believe that the servicing of the accounts was not conducted in compliance with the terms and conditions set forth in the Pooling and Servicing Agreement insofar as they relate to accounting matters. Had we performed additional procedures, matters might have come to our attention that would have been reported to you. This report relates only to the accounts or items specified above and does not extend to any financial statements of American Finance Group, Inc., AFG Credit Corporation or Bankers Trust Company taken as a whole.


Date:

                                    EXHIBIT H
                                       to
             POOLING AND SERVICING AGREEMENT AND INDENTURE OF TRUST

             FORM OF MONTHLY PAYMENT INSTRUCTIONS AND NOTIFICATION2


                                AFG MASTER TRUST

                  This Payment Instructions and Notification has been prepared and signed by a duly authorized representative of American Finance Group. ("AFG"), as Servicer pursuant to the Pooling and Servicing Agreement and Indenture of Trust dated as of July 1, 1995, as supplemented by the Series 1995-1 Supplement thereto (the "Pooling and Servicing Agreement") among AFG, AFG Credit Corporation and Bankers Trust Company, as Trustee and as Collateral Trustee.

                  A. Capitalized terms used herein have their respective meanings set forth in the Pooling and Servicing Agreement, as amended by [the Series 1995-1 Supplement thereto] [name of applicable Series]. This form is delivered pursuant to Section [4.3(e)] [4.3(f)] of the Pooling and Servicing Agreement.

                  B. AFG is the Servicer under the Pooling and Servicing Agreement.

                  C.       The undersigned is a Servicing Officer.

                  D. The date of this notice is a Determination Date under the Pooling and Servicing Agreement.


DATE:




   --------------------------
   By:
   Title:

--------
2 The form attached to this Payment Instructions and Notification applies to Series 1995-1. Payment Instructions and Notification for other Series will be added as attachments to this form as applicable.

                                    EXHIBIT I
                                       to
             POOLING AND SERVICING AGREEMENT AND INDENTURE OF TRUST

                          PROVISIONS TO BE INCLUDED IN
                           OPINION OF COUNSEL PURSUANT
                            TO SUBSECTION 13.2(d)(i)


                  (a) The amendment to the Pooling and Servicing Agreement and Indenture of Trust, attached hereto as Exhibit A (the "Amendment"), has been duly authorized, executed and delivered by the Transferor and the Servicer and constitutes the legal, valid and binding agreement of the Transferor and the Servicer, enforceable in accordance with its terms.

                  (b) The Amendment has been entered into in accordance with the terms and provisions of Section 13.1 of the Pooling and Servicing Agreement and Indenture of Trust.

                                    EXHIBIT J
                                       to
             POOLING AND SERVICING AGREEMENT AND INDENTURE OF TRUST

                            PROVISIONS TO BE INCLUDED
                          IN ANNUAL OPINION OF COUNSEL


                  The opinions set forth below, which are to be delivered pursuant to subsection 13.2(d)(ii) of the Pooling and Servicing Agreement and Indenture of Trust (the "Pooling and Servicing Agreement"), may be subject to certain qualifications, assumptions, limitations and exceptions taken or made in the opinion of the Transferor's counsel with respect to similar matters delivered on the Initial Closing Date.

         (a) If the Pooling and Servicing Agreement constitutes a valid transfer, assignment and sale to the Trust of the Original Leases and the related Equipment (collectively, the "Assets"), based on the Financing Statement having been filed in the office of the California Secretary of State, such transfer and assignment transfers all of the right, title and interest of Transferor in and to such Assets and the Proceeds thereof to the Trust, free and clear of any Liens of any person claiming through or under Transferor now existing or hereafter created, subject to (i) Permitted Liens, (ii) the interest of Transferor as holder of the Transferor Interest, (iii) AFG's right to receive servicing fees in its capacity as the Servicer, and (iv) the matters set forth below. With respect to Assets or the Proceeds thereof represented by Chattel Paper, Instruments or Money, the interest of the Trustee would be subject to the matters set forth in clauses (i), (ii)(B) and (ii)(D) of section (d) of this opinion (with respect to Instruments), clauses (ii)(B) and (ii)(C) of section
(d) of this opinion (with respect to Chattel Paper) or clauses (i) and (ii)(B) of section (d) of this opinion (with respect to Money). With respect to Assets or the Proceeds thereof which are represented by Instruments, the transferee would not have the rights of a holder in due course unless transfer is effected by negotiation and delivery in accordance with Sections 3201, 3203 and 3204 of the Code.

         (b) The interest acquired by the Trustee will be enforceable against subsequent creditors of or purchasers from Transferor. We note, however, that unless the Lessee in respect of an Original Lease has received notice of the transfer to the Trust, bona fide payments made by such Lessee to Transferor, or to a subsequent assignee of such Original Lease as to which the Lessee has received notice of such assignment, will discharge such Lessee's obligations to the extent of such payment, and such payment will be recoverable only from Transferor, which recovery may be impaired in a subsequent insolvency of Transferor. With respect to the foregoing, we further note that under Section 3.2(e) of the Pooling and Servicing Agreement, Lessees are to be directed to deliver lease payments to the Lockbox.

         (c) The opinions in this section (a) shall apply if and to the extent that the Pooling and Servicing Agreement does not constitute a valid transfer, assignment and sale of the Assets. In that case, the Pooling and Servicing Agreement creates a valid security interest (as defined in the Code) in favor of the Trustee, with respect to the Assets and the Proceeds thereof, for the benefit of the Noteholders and the Holder of the Transfer or Interest, securing the obligations of Transferor under the Pooling and Servicing Agreement. The Financing Statement having been filed in the office of the California Secretary of State, such security interest constitutes a perfected security interest in the Assets and the Proceeds thereof.

         (d) Based on the Financing Statement having been filed in the office of the California Secretary of State, such security interest is enforceable as such against, and is prior to, creditors of and purchasers from Transferor, and the Trustee will have the rights of a secured creditor properly perfected under state law in a bankruptcy or insolvency proceeding or in the event of the appointment of a receiver or trustee in bankruptcy with respect to Transferor, except, in each case, (i) with respect to Assets or the Proceeds thereof evidenced by Instruments (as defined in Section 9105(1)(i) of the Code), or Money, which in either case are not in the possession of the Trustee; and (ii) as priority may be subject to (A) liens under Section 4210 of the Code (relating to the security interest of a collecting bank), (B) claims of the United States under the federal priority statute (31 U.S.C. ss.3713), (C) with respect to Assets or the Proceeds thereof represented by Chattel Paper or Instruments, the interest of a purchaser of such Chattel Paper or Instruments under Section 9308 of the Code (although we note that, pursuant to Section 2.1 of the Pooling and Servicing Agreement, Transferor will deliver the Lease Files to the Custodian), and (D) with respect to Assets or the Proceeds thereof evidenced by Instruments, security interests of third parties perfected for 21 days under Section 9304(4) or (5)(b) of the Code.

         (e) No further filing or other action, other than the execution and delivery of the Pooling and Servicing Agreement by the parties thereto and the filing of the Financing Statement in the office of the California Secretary of State, is necessary to protect the Trustee's ownership interest or perfect or continue the perfected status under California law of the security interest of the Trustee for the benefit of the Noteholders and the Holder of the Transferor Interest in the Assets and the Proceeds thereof against third parties, except that appropriate continuation statements must be filed with respect to the Financing Statement at five-year intervals to continue to protect or continue the perfection of such interests.